Federated Investors
World-Class Investment Manager

Federated Asia Pacific Growth Fund

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2000

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Asia Pacific Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its fifth Annual Report. This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. The fund's net assets of $35.5 million were invested across over 60 issues in 6 countries at reporting period end. The interest rate increases in the United States and strong downdraft in the technology, media and telecommunications stocks hurt almost all international investors. The decline in these stocks in March and again in September 2000 forced investors to change their allocation to stocks and weighting in countries.

This report begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements. I urge you to read Alex's comments.

This international stock fund provides investors significant long-term opportunities from a well-researched portfolio of more than 60 corporations in 6 Asian and Pacific Rim countries.1 The stocks selected, in many cases, are issued by internationally recognized industry leaders whose average market capitalization is over $2 billion.

The down markets that we have seen and are continuing to experience may be compared to a sports event. We had a very good year in 1999, followed by 2000, in which the ground (or yardage) previously gained was reduced by about 30%. However, the game is not over, and the hard work in the selection of stocks and country allocations continues every day into 2001. I believe investors will be rewarded for their patience as they have in the past.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

Individual share class total return performance for the 12-month reporting period follows.2

	Total Return	Net Asset Value Change
Class A Shares	(34.24%)	$13.58 to $8.93 = (34.24%)
Class B Shares	(34.74%)	$13.24 to $8.64 = (34.74%)
Class C Shares	(34.86%)	$13.28 to $8.65 = (34.86%)

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you could buy more fund shares when prices are low--and fewer when prices are high.3

As we continue to emerge from a volatile period, I thank you for the patience you have shown as a shareholder of Federated Asia Pacific Growth Fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (37.86%), (38.33%), and (35.52%), respectively.

3 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

Over the past 12 months, investors in the Asia Pacific region have weathered an extended difficult period. What is your review of this market during the fund's fiscal year?

In general, the significant correction seen across many of the Asian borders was due to political concerns, the NASDAQ sell-off, and heightened fears of global economic slowdown lead by the United States. Countries like Korea, Taiwan and Japan all suffered severe corrections due primarily to these factors. Offsetting some of these declines were strong absolute performances by China and "safe haven" investing into Hong Kong. China was the big winner in 2000 driven primarily by its acceptance into the World Trade Organization.

How did the fund perform?

For the fiscal year ended November 30, 2000, the total return for Class A Shares was (34.24%), based on net asset value. The total returns for Class B and C Shares, based on net asset value, were (34.74%) and (34.86%), respectively. The fund's returns lagged the (20.93%) annualized total return of the Asia Pacific market as measured by the fund's benchmark, the Morgan Stanley Capital International Combined Asia Pacific Index,1 and the (23.92%) average total return of 59 Pacific region funds tracked by Lipper Analytical Services, Inc.2

1 The Morgan Stanley Capital International Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

The countries and sectors with the largest losses, measured in U.S. dollars as of November 30, 2000, were:

Country Specific	YTD	1 Year	Industry Specific	YTD	1 Year
Australia	(13.0%)	(8.1%)	Retailing	(32.3%)	(23.8%)
Hong Kong	(22.5%)	(15.7%)	Software & Services	(51.5%)	(36.7%)
Japan	(23.5%)	(18.8%)	Technology Equipment	(29.3%)	(14.4%)
Singapore	(28.2%)	(19.5%)	Telecommunications Services	(28.2%)	(33.5%)
Korea	(48.4%)	(49.9%)
Taiwan	(0.5%)	(33.8%)

What strategies contributed to the fund's performance during the 12-month reporting period?

The fund's performance was negatively impacted by our overweight position in the technology, media and telecommunications ("TMT") sectors. Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified. Specifically, small-cap technology positions in Australia and Japan hurt the fund's performance. In addition, the depreciating currencies such as the yen and Australian dollar were also negative contributors. On the positive front, our overweight stance in Hong Kong and underweight stance in Taiwan helped. We have since cut our TMT sector weighting and rotated funds into Hong Kong banks, property stocks, and "old economy" Japanese names like Mitsubishi Heavy.

To reiterate, we continue to focus on attractively priced companies with solid financial positions, improved market share, and good earnings growth. It is a strategy that we have used consistently in our investment process, and it has worked very well for us.

Can you give us a few examples of companies that have held up well or seem poised to rebound in 2001?

Dah Sing Bank (1.88% of net assets) is a regional Hong Kong bank.

Sumitomo Metal Mining (2.34% of net assets) is a Japanese company which mines and imports nonferrous metals and minerals.

Ishikawajima-Harima Heavy Industries (2.77% of net assets) manufactures heavy machinery based in Japan.

Sony Corp. (0.93% of net assets) is a global electronics and media company based in Japan.

What countries were represented in the fund's portfolio as of November 30, 2000, and what were the fund's top ten holdings?

Country			Percentage of Net Assets
Japan (developed)			47.00%
Hong Kong (developed)			15.65%
Australia (developed)			12.95%
Singapore (developed)			6.22%
Korea (emerging)			3.72%
Taiwan (emerging)			3.62%

Name	Country	Industry	Percentage of Net Assets
Ishikawajima-Harima Heavy Industries Co., Ltd.	Japan	Capital Goods	2.77%
Amada, Co., Ltd.	Japan	Capital Goods	2.67%
Kyocera Corp.	Japan	Technology Hardware & Equipment	2.65%
Wing Hang Bank Ltd.	Hong Kong	Banking	2.34%
Mitsubishi Heavy Industries Ltd.	Japan	Capital Goods	2.34%
Sumitomo Metal Mining Co.	Japan	Materials	2.34%
Tokyo Steel Manufacturing Co., Ltd.	Japan	Materials	2.28%
Tokyo Electric Power Co	Japan	Energy	2.20%
Capcom Co., Ltd.	Japan	Software & Services	2.17%
Daiichi Pharmaceutical Co., Ltd.	Japan	Pharmaceuticals & Biotechnology	2.10%
TOTAL			23.86%

As we enter 2001, what is the outlook for the region?

On a short-term view, we may be poised for a modest rally on the back of expectations of a U.S. interest rate cut by the Federal Reserve Board in January 2001. Specifically, countries like Korea, Taiwan and Hong Kong could rally on this thesis. Uncertainties over reform initiatives in Korea and Taiwan still pose challenges longer term, however. The fund is positioned to take advantage of a likely U.S. rate cut by being overweight in Hong Kong. Regarding Japan, we have been somewhat disappointed by the level of restructuring for corporate Japan. This, in addition to evidence of economic slowdown and political uncertainty with elections at mid-year, make us cautious on the Japanese stock market for now. Despite our somewhat negative view on Japan, we continue to believe that investors can still make money in Japan, though careful stock selection is paramount.

Federated Asia Pacific Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(37.86%)
Start of Performance (2/28/1996)	(3.50%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Asia Pacific Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(38.33%)
Start of Performance (2/28/1996)	(3.44%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Asia Pacific Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(35.52%)
Start of Performance (2/28/1996)	(3.00%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--89.1%
		Banking--7.3%
152,000		Dah Sing Financial Group	$668,423
19,080		Housing & Commercial Bank, Korea	408,128
90,000		United Overseas Bank Ltd.	646,485
264,000		Wing Hang Bank Ltd.	864,786

		TOTAL	2,587,822

		Capital Goods--9.4%
116,000		Amada Co., Ltd.	946,405
419,000		Ishikawajima-Harima Heavy Industries Co., Ltd.	982,105
190,000		Mitsubishi Heavy Industries, Ltd.	829,029
59,000		Nippon Thompson	572,847

		TOTAL	3,330,386

		Consumer Services & Supplies--1.6%
377,000		Singapore Technologies Engineering Ltd.	563,104

		Diversified Financials--4.8%
348,000		Hong Kong Exchanges & Clearing Ltd.	731,706
43,000		Nikko Securities Co., Ltd.	329,114
866,000	[1]	Singapore Exchange Ltd.	651,684

		TOTAL	1,712,504

		Energy--2.2%
33,000		Tokyo Electric Power Co.	779,446

		Food & Drug Retailing--1.9%
25,800		FamilyMart Co., Ltd.	662,880

		Food Beverage & Tobacco--3.1%
188,000		Foster's Brewing Group Ltd.	463,577
24,400		Katokichi Co., Ltd.	629,110

		TOTAL	1,092,687

		Materials--11.8%
38,000		BHP Ltd.	389,573
1,274,493		M.I.M. Holdings Ltd.	738,192
658,000		Pasminco Ltd.	249,458
73,000		Rengo Co., Ltd.	288,249
24,100		Rio Tinto Ltd.	333,565
166,000		Sumitomo Metal Mining Co.	829,065
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
177,000		Tokyo Steel Manufacturing Co., Ltd.	$810,602
138,000		Toray Industries, Inc.	551,129

		TOTAL	4,189,833

		Media--5.8%
6,880		Cheil Communications, Inc.	381,499
61,564		News Corp. Ltd.	547,742
68,000		Publishing and Broadcasting Ltd.	456,519
22,100		Singapore Press Holdings Ltd.	343,954
59,500		Television Broadcasting	322,679

		TOTAL	2,052,393

		Pharmaceuticals & Biotechnology--5.7%
27,000		Daiichi Pharmaceutical Co., Ltd.	744,828
16,000		KYORIN Pharmaceutical Co., Ltd.	513,500
684,000	[1]	Norwood Abbey Ltd.	276,243
8,000		Takeda Chemical Industries, Ltd.	494,749

		TOTAL	2,029,320

		Real Estate--4.8%
52,000		Cheung Kong (Holdings) Ltd.	585,011
83,000		HUNET Inc.	650,980
456,000		New World Development Co. Ltd.	476,471

		TOTAL	1,712,462

		Retailing--1.1%
28,500		Shimachu Co.	383,083

		Software & Services--9.7%
21,500		Capcom Co., Ltd.	769,484
40,000	[1]	Catuity Inc.	379,116
983,000		Computer and Technologies Holdings Ltd.	592,332
11,400		Koei Co., Ltd.	372,035
6,400		KONAMI Co., Ltd.	429,840
38,700	[1]	Premier Image Technology Corp., GDR	290,250
58,760	[1]	Securenet Ltd.	256,215
7,100		Softbank Corp.	370,602

		TOTAL	3,459,874

		Technology Hardware & Equipment--11.7%
7,200		Kyocera Corp.	941,177
13,000		Nippon Electric Glass Co., Ltd.	326,978
2,655		Samsung Electronics Co.	353,854
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
48,000		Sharp Corp.	$571,197
4,400		Sony Corp.	331,611
38,000		Sumitomo Electric Industries, Ltd.	649,177
193,000	[1]	Taiwan Semiconductor Manufacturing Co.	522,964
471,000	[1,2]	Winbond Electronics Corp.	473,424

		TOTAL	4,170,382

		Telecommunication Services--5.3%
150,000	[1]	Cable & Wireless Optus Ltd.	315,930
87,000	[1]	China Mobile (Hong Kong) Ltd.	472,932
20		NTT DoCoMo, Inc.	510,255
48		Nippon Telegraph & Telephone Corp.	413,252
376,200		PowerLan Ltd.	188,184

		TOTAL	1,900,553

		Transportation--2.9%
207,000		Cathay Pacific Airways	367,565
37,000		Korean Air	176,553
309,000	[1]	MTR Corp. Ltd.	473,413

		TOTAL	1,017,531

		TOTAL COMMON STOCKS (IDENTIFIED COST $33,890,289)	31,644,260

		REPURCHASE AGREEMENT--8.3%[3]
$2,945,000		Salomon Brothers, Inc., 6.57%, dated 11/30/2000, due 12/1/2000 (at amortized cost)	2,945,000

		TOTAL INVESTMENTS (IDENTIFIED COST $36,835,289)[4]	$34,589,260

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 2000, these securities amounted to $473,424 which represents 1.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $37,011,223. The net unrealized depreciation of investments on a federal tax basis amounts to $2,421,963 which is comprised of $2,276,619 appreciation and $4,698,582 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($35,497,464) at November 30, 2000.

The following acronym is used throughout this portfolio:

GDR	--Global Depositary Receipt

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $36,835,289)		$34,589,260
Cash		4,027
Cash denominated in foreign currency (identified cost $2,416,882)		2,332,982
Income receivable		54,553
Receivable for shares sold		12,958
Deferred organizational costs		2,090
Other assets		17,710

TOTAL ASSETS		37,013,580

Liabilities:
Payable for shares redeemed	$1,453,153
Accrued expenses	62,963

TOTAL LIABILITIES		1,516,116

Net assets for 4,038,135 shares outstanding		$35,497,464

Net Assets Consist of:
Paid in capital		$38,457,272
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,331,613)
Accumulated net realized loss on investments and foreign currency transactions		(288,528)
Accumulated net operating loss		(339,667)

TOTAL NET ASSETS		$35,497,464

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($18,181,932 ÷ 2,034,969 shares outstanding)		$8.93

Offering price per share (100/94.50 of $8.93)[1]		$9.45

Redemption proceeds per share		$8.93

Class B Shares:
Net asset value per share ($11,908,190 ÷ 1,378,394 shares outstanding)		$8.64

Offering price per share		$8.64

Redemption proceeds per share (94.50/100 of $8.64)[1]		$8.16

Class C Shares:
Net asset value per share ($5,407,342 ÷ 624,772 shares outstanding)		$8.65

Offering price per share		$8.65

Redemption proceeds per share (99.00/100 of $8.65)[1]		$8.56

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $34,345)		$$319,613
Interest		220,148

TOTAL INCOME		539,761

Expenses:
Investment adviser fee	$591,781
Administrative personnel and services fee	185,002
Custodian fees	124,018
Transfer and dividend disbursing agent fees and expenses	87,020
Directors'/Trustees' fees	1,300
Auditing fees	14,431
Legal fees	13,238
Portfolio accounting fees	80,273
Distribution services fee--Class B Shares	137,267
Distribution services fee--Class C Shares	81,324
Shareholder services fee--Class A Shares	61,663
Shareholder services fee--Class B Shares	45,756
Shareholder services fee--Class C Shares	27,108
Share registration costs	49,580
Printing and postage	35,209
Insurance premiums	1,208
Taxes	3,969
Miscellaneous	15,741

TOTAL EXPENSES	1,555,888

Waiver:
Waiver of investment adviser fee	(262,479)

Net expenses		1,293,409

Net operating loss		(753,648)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $357,377)		496,450
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency		(18,050,913)

Net realized and unrealized loss on investments and foreign currency transactions		(17,554,463)

Change in net assets resulting from operations		$(18,308,111)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(753,648)	$(262,366)
Net realized gain on investments and foreign currency transactions	496,450	5,049,405
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(18,050,913)	14,356,477

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(18,308,111)	19,143,516

Share Transactions:
Proceeds from sale of shares	208,272,812	95,821,836
Cost of shares redeemed	(208,982,182)	(71,557,870)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(709,370)	24,263,966

Change in net assets	(19,017,481)	43,407,482

Net Assets:
Beginning of period	54,514,945	11,107,463

End of period	$35,497,464	$54,514,945

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.58	$ 6.40	$ 7.81	$10.25	$10.00
Income From Investment Operations:
Net operating loss	(0.12)[2]	(0.07)[2]	(0.05)	(0.03)	(0.00)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.53)	7.25	(1.36)	(2.41)	0.25

TOTAL FROM INVESTMENT OPERATIONS	(4.65)	7.18	(1.41)	(2.44)	0.25

Net Asset Value, End of Period	$ 8.93	$13.58	$ 6.40	$ 7.81	$10.25

Total Return[4]	(34.24%)	112.19%	(18.05%)	(23.80%)	2.50%

Ratios to Average Net Assets:

Expenses	2.00%	1.85%	1.85%	1.85%	1.85%[5]

Net operating loss	(0.99%)	(0.78%)	(0.35%)	(0.53%)	--

Expense waiver/reimbursement[6]	0.49%	1.90%	3.78%	4.77%	7.02%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$18,182	$25,883	$6,345	$7,297	$4,593

Portfolio turnover	323%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.24	$ 6.29	$ 7.73	$10.19	$10.00
Income From Investment Operations:
Net operating loss	(0.21)[2]	(0.14)[2]	(0.07)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.39)	7.09	(1.37)	(2.38)	0.22

TOTAL FROM INVESTMENT OPERATIONS	(4.60)	6.95	(1.44)	(2.46)	0.19

Net Asset Value, End of Period	$ 8.64	$13.24	$ 6.29	$ 7.73	$10.19

Total Return[3]	(34.74%)	110.49%	(18.63%)	(24.14%)	1.90%

Ratios to Average Net Assets:

Expenses	2.75%	2.60%	2.60%	2.60%	2.60%[4]

Net operating loss	(1.75%)	(1.53%)	(1.10%)	(1.25%)	(0.86%)[4]

Expense waiver/reimbursement[5]	0.49%	1.90%	3.78%	4.77%	7.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$11,908	$16,414	$4,154	$3,606	$2,273

Portfolio turnover	323%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.28	$ 6.31	$ 7.74	$10.20	$10.00
Income From Investment Operations:
Net operating loss	(0.21)[2]	(0.16)[2]	(0.08)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.42)	7.13	(1.35)	(2.34)	0.25

TOTAL FROM INVESTMENT OPERATIONS	(4.63)	6.97	(1.43)	(2.46)	0.20

Net Asset Value, End of Period	$ 8.65	$13.28	$ 6.31	$ 7.74	$10.20

Total Return[3]	(34.86%)	110.46%	(18.48%)	(24.12%)	2.00%

Ratios to Average Net Assets:

Expenses	2.75%	2.60%	2.60%	2.60%	2.60%[4]

Net operating loss	(1.76%)	(1.53%)	(1.10%)	(1.22%)	(0.90%)[4]

Expense waiver/reimbursement[5]	0.49%	1.90%	3.78%	4.77%	7.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,407	$12,218	$608	$511	$397

Portfolio turnover	323%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase and Reverse Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(1,427,290)	$1,000,690	$426,600

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $452,261, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from the registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Shares of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	50,000,000
TOTAL	250,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,365,658	$167,540,354	3,513,629	$37,092,463
Shares redeemed	(14,235,960)	(168,163,419)	(2,599,262)	(26,900,386)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	129,698	$(623,065)	914,367	$10,192,077

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,452,837	$18,502,315	4,590,130	$43,254,286
Shares redeemed	(1,314,029)	(15,582,650)	(4,010,557)	(38,130,180)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	138,808	$2,919,665	579,573	$5,124,106

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,860,477	$22,230,143	1,569,939	$15,475,087
Shares redeemed	(2,155,438)	(25,236,113)	(746,556)	(6,527,304)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(294,961)	$(3,005,970)	823,383	$8,947,783

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(26,455)	$(709,370)	2,317,323	$24,263,966

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2000, the Fund expensed $12,550 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$153,116,419

Sales	$158,225,527

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2000, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED ASIA PACIFIC GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Asia Pacific Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Asia Pacific Growth Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

HENRY A. FRANTZEN

Chief Investment Officer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Asia Pacific Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U102
Cusip 31428U201
Cusip 31428U300

G01934-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated European Growth Fund

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2000

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its fifth Annual Report. As of November 30, 2000, the fund's net assets of $77.1 million were broadly diversified across 74 stocks selected for their capital appreciation potential, with the average holding representing approximately 1.2% of the fund's total assets. The fund potentially invests in all 12 countries that have adopted the euro currency, including Greece, and seven others, including the United Kingdom, Sweden and Denmark, that have not yet agreed to the euro.1

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Frank Semack, Vice President of Federated Global Investment Management Corp. Following his discussion covering international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The fund offers shareholders significant long-term growth opportunities from a select portfolio of stocks issued by major European companies. For most of the year, the euro's declining value concealed a European stock boom from Americans and other dollar-based investors. Accordingly, the fund's returns were negative. Individual share class total return performance for the 12-month reporting period, including realized gains, follows:2

	Net Asset Value Change	Capital Gains	Total Return
Class A Shares	$17.60 to $15.34 = (12.84%)	$1.046	(7.73%)
Class B Shares	$17.11 to $14.77 = (13.68%)	$1.046	(8.46%)
Class C Shares	$17.06 to $14.72 = (13.72%)	$1.046	(8.49%)

Remember, reinvesting your dividends is a convenient way to build the value of your account and help your money grow through the benefit of compounding. My recommendation to all mutual fund shareholders is to add to your investment account on a regular basis, to take advantage of price fluctuations, and to use the dollar-cost averaging method of investing.3

Thank you for entrusting a portion of your wealth to this highly diversified approach to the dynamic European market.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (12.79%), (13.21%), and (9.35%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Frank Semack

Vice President

Federated Global Investment Management Corp.

Investment Review

How did the European markets perform over the past 12 month reporting period?

In local currency terms, the European markets were close to unchanged, but in U.S. dollar terms, the European markets were down some 15% given the weakness of the euro and sterling. The fund's fiscal year started on a very strong note, particularly in technology, media and telecommunications ("TMT") stocks during the robust phase until mid-March 2000.1 Cyclically sensitive stocks, as well as defensive issues, by contrast, had a difficult time up to that point. However, at the time, the fund was underweight in these sectors.

The situation changed dramatically once the stocks in TMT sectors reached their peak in parallel with the NASDAQ Index. European telecommunications stocks, in particular, began to experience difficulties not least related to auctions in a number of countries for third-generation mobile phone services. Fees paid for licenses were much higher than expected, especially in the United Kingdom and Germany, and this cast a cloud over the sector throughout Europe, as investors began to question the operators' ability to make an acceptable return on investment given the huge up-front costs. Technology stocks suffered as a result of fears over lower capital equipment spending and slower earnings growth.

While this was not clear until the fourth quarter of the year 2000, essentially both the NASDAQ and the European TMT sectors went through a two-stage bear market marked by extreme weakness and volatility, first in the months of March--April, then again in September--November 2000. More defensive stocks such as food manufacturers, pharmaceuticals, life insurance and utilities benefited from this flight from TMT, as did banks.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

What were the drivers behind the volatility in the markets?

A number of factors were at work. Chief among these was Europe's inability to decouple from trends in the United States, which resulted in a close correlation between the performances of the various market sectors on both sides of the Atlantic.

In addition, higher oil prices, capital outflows from Europe, and currency weakness all played major roles. The euro hit new lows in the second half of the fund's fiscal year, falling to around $0.82, before intervention by the European Central Bank ("ECB") in late September stabilized the situation to a modest extent. However, it was not until after the U.S. presidential election and the ensuing political and legal wrangling that the euro began to acquire some underlying market support.

The weakness of the euro caused the ECB to raise interest rates six times over the past 12-month reporting period, from 3.00% to 4.75%. The increases stemmed from the need to support the currency and limit inflation, which was running considerably above the ECB's 2% target. Once the markets sensed the possibility that the ECB might have completed its tightening, financial stocks such as banks and insurance companies benefited from the perception of a possible turn for the better in the interest-rate environment. However, the same factors that may lead to a change in the ECB's policies also have less positive undertones with respect to Gross Domestic Product ("GDP") growth. Specifically, there is continuing evidence that GDP growth in Europe peaked in the second quarter of 2000 at about 3.7%. It is our belief that GDP is now heading towards 3.0%, and possibly a little lower in 2001.

How did Federated European Growth Fund perform during the 12-month reporting period from December 1, 1999 through November 30, 2000?

As of November 30, 2000, the fund registered 12-month total returns of (7.73%) for Class A Shares, (8.46%) for Class B Shares, and (8.49%) for Class C Shares, based on net asset value. The fund's performance can be primarily attributed to the decline of the euro and of the technology sector.

In the first quarter of 2000, "New Economy" stocks contributed more than 100% of the markets' performance as TMT surged until early March. The fund benefited from an overweight position in TMT, as gains in this area more than offset losses in "Old Economy" stocks. In particular, shares of FI Systems, a French Internet marketing and strategy consulting firm, were up 200% as investors awarded high multiples to all internet-related stocks, without regard to fundamental analysis. Reuters (United Kingdom) and Nokia (Finland) also enjoyed strong performance during this quarter. In contrast, Old Economy stocks such as Glaxo Wellcome (United Kingdom) in pharmaceutical and Sainsbury (United Kingdom) in food retail lagged. We reduced the fund's exposure to TMT in March 2000 in light of the growing uncertainties.

In the second quarter of 2000, sector performance reversed, and TMT stocks lagged while old economy stocks in the energy, financial services, food and beverage, and pharmaceutical sectors regained lost ground. Following the excessive bidding for UMTS licenses in the United Kingdom, the entire telecommunications sector came under pressure in Europe, as investors began to worry about the implications for operators in Germany, France, and elsewhere. At that time, economic conditions in Europe remained favorable despite the weak euro, which reached new lows, as well as continued high oil prices which had a negative impact on short-term inflation prospects. Stalwarts such as Shell (United Kingdom), Totalfinaelf (France) as well as Alleanza (Italy), helped the fund's performance positively.

In the third quarter of 2000, banks and diversified financials gained over 10%, as investors looked past continuing interest rate uncertainties even as the ECB raised rates by 25 basis points at the end of August to 4.5%. Health care stocks did even better than financial stocks due to their defensive characteristics and dollar-denominated revenue streams (for example, Ireland's Elan was up 55%). Higher crude oil prices did surprisingly little for energy stocks with the sector gaining less than 3%, trailing consumer non-cyclical issues such as food and beverages.

Once again, in the fourth quarter of 2000, the fund suffered from heavy selling of TMT stocks and benefited from gains in Old Economy stocks. A market rotation into the financial sectors helped the fund's performance. Bank of Ireland's stock price benefited from the continued strength in the Irish economy, a reduction in fixed costs, and speculation regarding Bank of Scotland's desire to purchase an Irish bank. Opportunistic timing in the purchases and sales of stocks in Turkish companies positively impacted the fund as well. However, our overweight position in TMT stocks was a drag on performance despite the positive factors mentioned previously.

How were the Federated European Growth Fund holdings allocated among sectors, and what were the top ten holdings as of November 30, 2000?

Sector	Percentage of Net Assets
Banks	15.2%
Telecommunication Services	13.1%
Insurance	11.1%
Energy	7.8%
Technology Hardware & Equipment	7.0%
Media	6.1%
Capital Goods	5.7%
Pharmaceuticals & Biotechnology	4.0%
Food, Beverage & Tobacco	3.3%
Materials	3.1%
Diversified Financials	2.8%
Transportation	2.4%
Retailing	2.2%
Health Care Equipment & Services	1.8%
Utilities	1.8%
Food & Drug Retailing	1.7%
Hotels, Restaurants & Leisure	1.2%
Real Estate	1.1%
Software & Services	1.1%

The top ten holdings were as follows:

Name	Country	Percentage of Net Assets	Market Capitalization ($ billion)
Shell Transport & Trading Co.	United Kingdom	2.4%	$279.6

Alleanza Assicurazioni	Italy	2.3%	66.8

Nestle SA	Switzerland	2.3%	13.3

Assicurazioni Generali	Italy	2.2%	11.8

Banca Popolare di Verona	Italy	2.2%	241.8

ENI SpA	Italy	2.2%	10.2

Baloise Holdings Ltd.	Switzerland	2.2%	17.6

Telefonica SA	Spain	2.2%	113.4

Bayer AG	Germany	2.1%	53.0

Vodafone Group PLC	United Kingdom	2.1%	63.5

What were some of the fund's recent stock purchases?

Some of the fund's recent purchases included the following companies:

RAS (1.5% of net assets): Italy's second largest insurer, RAS provides life, automobile, fire and health insurance and reinsurance in Italy and other European countries. The company is focused on raising its share of the domestic asset management market to 2.40% from 1.95% in three years.

SmithKline Beecham (1.5% of net assets): develops, manufactures and markets pharmaceuticals, vaccines, over-the-counter medicines and health-related consumer products. Its merger with Glaxo Wellcome is due to be completed by the end of 2000 Merger benefits include research and development as well as other cost synergies.

Ergo Versicherung (1.9% of net assets): is Germany's second largest insurer, with emphasis on life and health insurance products. It is poised to benefit from German pension reforms. Management is committed to cutting costs and improving disclosure to investors.

What is your outlook and current strategy?

Signs of an economic slowdown are evident both in the United States and in Europe. Analysts' earnings revisions are beginning to tip the balance in the direction of downgrades, and our expectation is that the current consensus for 12% earnings growth in 2001 will coalesce around 8% or less in the next few months. This means that current market levels, which appear to discount higher earnings growth, have yet to fully reflect the transition to slower GDP and earnings growth. We, therefore, expect considerable market volatility to persist especially if the moderation in GDP growth and earnings growth expectations is accompanied by expectations of a broad-based switch by central banks to neutral/easing monetary policies. The Fund will take advantage of buying opportunities as volatility persists.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $5,000 in the Class A Shares of Federated European Growth Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $8,512 on 11/30/00. You would have earned a 11.84%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 12/31/00, the Class A Shares' 1-year and since inception (2/28/96) average annual total returns were (18.53%) and 13.04%, respectively. Class B Shares' 1-year and since inception (2/28/96) average annual total returns were (18.82%) and 13.24%, respectively. Class C Shares' 1-year and since inception (2/28/96) average annual total returns were (15.22%) and 13.45%, respectively.2

1 Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for four years (reinvesting all dividends and capital gains) grew to $5,853.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated European Growth Fund on 2/28/96, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $5,000, but your account would have reached a total value of $5,8531 by 11/30/00. You would have earned an average annual total return of 5.77%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of European companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated European Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(12.79%)
Start of Performance (2/28/1996)	11.92%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated European Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(13.21%)
Start of Performance (2/28/1996)	12.11%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated European Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(9.35%)
Start of Performance (2/28/1996)	12.34%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--92.5%
		Banks--15.2%
70,100		ABN AMRO Holding NV	$1,469,111
197,000		Banca Intesa SpA	858,269
151,200		Banca Popolare di Verona	1,710,601
131,400		Bank of Ireland	1,076,952
23,600		Bankinter, SA	833,011
79,978		Banca Fideuram SpA	1,062,707
125,000		Banca Popolare di Milano	800,032
90,000		Ceska Sporitelna AS	463,638
99,300		Mediobanca SpA	1,135,519
16,250		National Bank of Greece SA	514,345
77,000		Skandinaviska Enskilda Banken, Class A	824,042
73,556		Standard Chartered PLC	956,100

		TOTAL	11,704,327

		Capital Goods--5.7%
39,000		Alstom	915,689
34,300		Hagemeyer NV	748,068
5,200		Legrand SA	895,340
23,000		Norsk Hydro ASA	921,973
323,000		Rolls-Royce PLC	936,556

		TOTAL	4,417,626

		Diversified Financials--2.8%
30,000		Amvescap PLC	469,046
17,682		ING Groep NV	1,272,847
6,450		Tecis Holding AG	381,406

		TOTAL	2,123,299

		Energy--7.8%
223,300		BG Group PLC	908,522
283,000		ENI SpA	1,702,990
236,718		Shell Transport & Trading Co.	1,870,714
10,800		TotalFina SA, Class B	1,543,053

		TOTAL	6,025,279

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Drug Retailing--1.7%
2,100		Koninklijke Ahold NV	$67,276
146,400		Boots Co. PLC	1,263,081

		TOTAL	1,330,357

		Food Beverage & Tobacco--3.3%
800		Nestle SA	1,736,627
100,000		Unilever PLC	830,069

		TOTAL	2,566,696

		Health Care Equipment & Services--1.8%
540		Disetronic Holding AG	436,863
3,180		Essilor International SA	924,726

		TOTAL	1,361,589

		Hotels Restaurants & Leisure--1.2%
114,000		Whitbread PLC	906,175

		Insurance--11.1%
111,098		Alleanza Assicurazioni	1,738,029
47,100		Assicurazioni Generali	1,718,195
1,600		Baloise Holdings Ltd.	1,674,901
10,319		Ergo Versicherungs Gruppe AG	1,436,642
22,200		Pohjola Group Insurance Corp., Class B	851,356
85,200		Riunione Adriatica di Sicurta SpA	1,133,576

		TOTAL	8,552,699

		Materials--3.1%
37,820		Bayer AG	1,652,636
50,000		CRH PLC	729,594
1,215,000	[1]	Laporte PLC, Class B	13,815

		TOTAL	2,396,045

		Media--6.1%
76,450		Elsevier NV	965,968
51,600	[1]	Promotora de Informaciones SA (Prisa)	845,376
74,500		Mondadori (Arnoldo) Editore SpA	748,917
33,300		Reuters Group PLC	491,296
5,800		Societe Europeenne des Satellites	756,552
20,350		Tf1 - Tv Francaise	891,897

		TOTAL	4,700,006

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--4.0%
915	[1]	Actelion Ltd.	$391,985
29,100	[1]	Elan Corp. PLC, ADR	1,569,581
87,000		SmithKline Beecham PLC	1,137,031

		TOTAL	3,098,597

		Real Estate--1.1%
41,960		JM AB, Class B	877,212

		Retailing--2.2%
52,000		Cortefiel, SA	898,053
108,000		Great Universal Stores PLC	810,511

		TOTAL	1,708,564

		Software & Services--1.1%
28,800		CMG PLC	360,227
24,400		Infogrames Entertainment SA	473,167

		TOTAL	833,394

		Technology Hardware & Equipment--7.0%
26,000		Alcatel, Class A	1,288,747
7,000	[1]	Alcatel Optronics	352,449
16,501		Intracom SA	346,017
31,000		Koninklijke (Royal) Philips Electronics NV	1,017,187
1,010	[1]	Leica Geosystems AG	302,413
90,000		Marconi PLC	857,075
52,300		Pace Micro Technology PLC	371,683
14,270	[1]	Spirent PLC	104,456
99,000		Spirent PLC	724,676

		TOTAL	5,364,703

		Telecommunication Services--13.1%
36,350		Bouygues SA	1,596,303
108,000		Cable & Wireless PLC	1,338,571
230,500	[1]	Energis PLC	1,472,658
20,000		Tele Danmark AS	804,627
135,000		Telecom Italia SpA	1,561,367
106,167		Telefonica SA	1,666,427
11,470		Telekomunikacja Polska SA	62,345
476,609		Vodafone Group PLC	1,634,297

		TOTAL	10,136,595

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--2.4%
55,600		Groupe Air France	$1,033,234
34,000		TNT Post Group NV	800,383

		TOTAL	1,833,617

		Utilities--1.8%
8,000		Suez Lyonnaise des Eaux	1,354,489

		TOTAL COMMON STOCKS (IDENTIFIED COST $74,045,619)	71,291,269

		REPURCHASE AGREEMENT--10.3%[2]
$7,950,000		Salomon Brothers, Inc., 6.57%, dated 11/30/2000, due 12/1/2000 (at amortized cost)	7,950,000

		TOTAL INVESTMENTS (IDENTIFIED COST $81,995,619)[3]	$79,241,269

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $82,027,290. The net unrealized depreciation of investments on a federal tax basis amounts to $2,786,021 which is comprised of $3,552,253 appreciation and $6,338,274 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($77,093,704) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Investments in repurchase agreements	$7,950,000
Investments in securities	71,291,269

Total investments in securities, at value (identified cost $81,995,619)		$79,241,269

Cash		1,906
Cash denominated in foreign currency (identified cost $931,738)		936,621
Income receivable		151,992
Receivable for investments sold		4,422,853
Receivable for shares sold		251,468
Net receivable for foreign currency exchange contracts		10,728
Deferred organizational costs		1,857

TOTAL ASSETS		85,018,694

Liabilities:
Payable for investments purchased	6,522,441
Payable for shares redeemed	1,313,757
Accrued expenses	88,792

TOTAL LIABILITIES		7,924,990

Net assets for 5,111,702 shares outstanding		$77,093,704

Net Assets Consist of:
Paid in capital		$74,466,443
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,754,434)
Accumulated net realized gain on investments and foreign currency transactions		5,381,695

TOTAL NET ASSETS		$77,093,704

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($43,695,241 ÷ 2,848,639 shares outstanding)		$15.34

Offering price per share (100/94.50 of $15.34)[1]		$16.23

Redemption proceeds per share		$15.34

Class B Shares:
Net asset value per share ($23,705,015 ÷ 1,604,759 shares outstanding)		$14.77

Offering price per share		$14.77

Redemption proceeds per share (94.50/100 of $14.77)[1]		$13.96

Class C Shares:
Net asset value per share ($9,693,448 ÷ 658,304 shares outstanding)		$14.72

Offering price per share		$14.72

Redemption proceeds per share (99.00/100 of $14.72)[1]		$14.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $153,198)		$860,686
Interest		458,877

TOTAL INCOME		1,319,563

Expenses:
Investment adviser fee	$857,224
Administrative personnel and services fee	185,000
Custodian fees	102,934
Transfer and dividend disbursing agent fees and expenses	97,924
Directors'/Trustees' fees	1,566
Auditing fees	10,114
Legal fees	7,617
Portfolio accounting fees	78,147
Distribution services fee--Class B Shares	198,613
Distribution services fee--Class C Shares	70,430
Shareholder services fee--Class A Shares	124,625
Shareholder services fee--Class B Shares	66,205
Shareholder services fee--Class C Shares	23,477
Share registration costs	55,313
Printing and postage	37,974
Insurance premiums	1,309
Taxes	6,315
Interest expense	3,604
Miscellaneous	15,150

TOTAL EXPENSES	1,943,541

Waiver:
Waiver of investment adviser fee	(60,184)

Net expenses		1,883,357

Net operating loss		(563,794)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		4,778,820
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(12,466,854)

Net realized and unrealized loss on investments and foreign currency transactions		(7,688,034)

Change in net assets resulting from operations		$(8,251,828)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(563,794)	$(373,480)
Net realized gain on investments and foreign currency transactions	4,778,820	4,380,564
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(12,466,854)	4,650,605

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,251,828)	8,657,689

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(2,425,758)	(1,455,402)
Class B Shares	(1,283,326)	(704,605)
Class C Shares	(346,713)	(98,397)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,055,797)	(2,258,404)

Share Transactions:
Proceeds from sale of shares	260,438,778	68,140,970
Net asset value of shares issued to shareholders in payment of distributions declared	3,746,499	2,042,096
Cost of shares redeemed	(238,428,490)	(73,859,459)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	25,756,787	(3,676,393)

Change in net assets	13,449,162	2,722,892

Net Assets:
Beginning of period	63,644,542	60,921,650

End of period	$77,093,704	$63,644,542

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.60	$15.79	$13.33	$11.80	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)[2]	(0.06)[2]	0.04	0.06 [2]	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.15)	2.47	2.84	1.93	1.66

TOTAL FROM INVESTMENT OPERATIONS	(1.21)	2.41	2.88	1.99	1.80

Less Distributions:
Distributions from net investment income	--	--	--	(0.09)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.46)	--

Net Asset Value, End of Period	$15.34	$17.60	$15.79	$13.33	$11.80

Total Return[3]	(7.73%)	15.68%	22.13%	17.54%	18.00%

Ratios to Average Net Assets:

Expenses	1.88%	1.84%	1.85%	1.91%	1.75%[4]

Net investment income (net operating loss)	(0.35%)	(0.36%)	0.24%	0.50%	1.60%[4]

Expense waiver/reimbursement[5]	0.07%	0.44%	0.63%	2.79%	11.10%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$43,695	$37,555	$40,543	$17,008	$3,318

Portfolio turnover	301%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.11	$15.48	$13.18	$11.74	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.19)[2]	(0.16)[2]	(0.00)[3]	(0.03)[2]	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.10)	2.39	2.72	1.91	1.73

TOTAL FROM INVESTMENT OPERATIONS	(1.29)	2.23	2.72	1.88	1.74

Less Distributions:
Distributions from net investment income	--	--	--	(0.07)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.44)	--

Net Asset Value, End of Period	$14.77	$17.11	$15.48	$13.18	$11.74

Total Return[4]	(8.46%)	14.80%	21.14%	16.61%	17.40%

Ratios to Average Net Assets:

Expenses	2.63%	2.59%	2.60%	2.66%	2.50%[5]

Net investment income (net operating loss)	(1.10%)	(1.11%)	(0.51%)	(0.25%)	0.08%[5]

Expense waiver/reimbursement[6]	0.07%	0.44%	0.63%	2.79%	11.10%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$23,705	$20,765	$17,952	$5,781	$1,215

Portfolio turnover	301%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average share outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.06	$15.43	$13.15	$11.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.18)[2]	(0.17)[2]	(0.00)[3]	(0.03)[2]	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.11)	2.40	2.70	1.90	1.72

TOTAL FROM INVESTMENT OPERATIONS	(1.29)	2.23	2.70	1.87	1.73

Less Distributions:
Distributions from net investment income	--	--	--	(0.08)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.45)	--

Net Asset Value, End of Period	$14.72	$17.06	$15.43	$13.15	$11.73

Total Return[4]	(8.49%)	14.85%	21.03%	16.55%	17.30%

Ratios to Average Net Assets:

Expenses	2.63%	2.59%	2.60%	2.66%	2.50%[5]

Net investment income (net operating loss)	(1.06%)	(1.11%)	(0.51%)	(0.23%)	0.09%[5]

Expense waiver/reimbursement[6]	0.07%	0.44%	0.63%	2.79%	11.06%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$9,693	$5,325	$2,426	$768	$176

Portfolio turnover	301%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average share outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(1,235,197)	$640,182	$595,015

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2000, the Fund had outstanding foreign currency commitments set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/1/2000	7,310,867 Danish Krone	$839,172	$852,540	$ 13,368

12/5/2000	561,081 Pound Sterling	$800,101	$797,493	$ (2,608)

Contracts Sold:
12/6/2000	20,372 Pound Sterling	$ 28,923	$ 28,955	$ (32)

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS:				$ 10,728

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,170,934	$219,968,046	1,985,022	$31,450,041
Shares issued to shareholders in payment of distributions declared	124,903	2,233,149	83,205	1,309,645
Shares redeemed	(11,580,436)	(209,707,884)	(2,502,252)	(39,556,935)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	715,401	$12,493,311	(434,025)	$(6,797,249)

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	633,688	$11,501,695	981,270	$15,029,609
Shares issued to shareholders in payment of distributions declared	68,822	1,192,000	41,728	643,449
Shares redeemed	(311,133)	(5,411,129)	(969,066)	(14,848,134)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	391,377	$7,282,566	53,932	$$824,924

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,649,937	$28,969,037	1,414,104	$21,661,320
Shares issued to shareholders in payment of distributions declared	18,618	321,350	5,794	89,002
Shares redeemed	(1,322,443)	(23,309,477)	(1,264,995)	(19,454,390)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	346,112	$5,980,910	154,903	$2,295,932

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,452,890	$25,756,787	(225,190)	$(3,676,393)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2000, the Fund expensed $11,138 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$249,382,597

Sales	$232,410,062

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2000, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	22.7%
Italy	18.4%
France	14.7%
Netherlands	7.2%
Switzerland	5.9%
Spain	5.5%
Germany	4.5%
Ireland	4.4%
Sweden	2.2%
Norway	1.2%
Finland	1.1%
Greece	1.1%
Denmark	1.0%
Luxembourg	1.0%
Poland	1.0%
Czech Republic	0.6%

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of November 30, 2000, there were no outstanding loans. During the year ended November 30, 2000, the maximum outstanding borrowings were $6,455,000. The Fund had an average outstanding daily balance of $6,455,000 with a high and low interest rate of 6.81%, representing only the days the LOC was utilized. Interest expense totaled $3,604 for year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $1,371,336 as long-term capital gain dividends for the year ended November 30, 2000.

Report of Ernst & Young, LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT
SERIES, INC. AND SHAREHOLDERS OF FEDERATED EUROPEAN GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the Unites States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated European Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

G01979-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Emerging Markets Fund

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2000

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Emerging Markets Fund

President's Message

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and I am pleased to present its fifth Annual Report. The fund provides access to stock and bond investments in 20-30 emerging markets offering shareholders significant long-term investment opportunities from a select portfolio of many large and small company stocks.1 The fund invests in countries located in Africa, Latin America, most of Asia and parts of Europe. Currently, the fund's holdings represent 23 countries and 110 corporations, and the fund's net assets totaled $61.1 million as of November 30, 2000.

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Chris Matyszewski, Vice President of Federated Global Investment Management Corp. Following his discussion of emerging market economic and market conditions, and fund's investment strategy are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

Investing in emerging foreign markets, in which there is so much potential for growth, is clearly a long-term proposition. There have been several periods of negative returns as well as strong gains, such as those experienced in the fund's previous fiscal year. In this reporting period, volatility of the U.S. market carried over into international markets, creating the sort of periodic slump investors, particularly investors in a sector such as this, have come to expect.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

Individual share class total return performance for the 12-month reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(26.44%)	$12.29 to $9.04 = (26.44%)
Class B Shares	(26.95%)	$11.95 to $8.73 = (26.95%)
Class C Shares	(27.07%)	$11.97 to $8.73 = (27.07%)

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing.3 By investing the same amount regularly, you can buy more fund shares when prices are low and fewer when prices are high. Adding to your account regularly and reinvesting your annual dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

Thank you for your confidence in Federated Emerging Markets Fund. We will continue to keep you up-to-date on the details of your investment. We appreciate your entrusting a portion of your wealth with the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (30.51%), (30.96%), and (27.80%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchases during periods of low price levels.

Christopher Matyszewski

Vice President

Federated Global
Investment
Management Corp.

Investment Review

What are your comments on the emerging marketplace over the fund's fiscal year ended November 30, 2000?

Emerging markets once again witnessed dramatic changes in the driving forces behind their performance. Though the fiscal year began with incredibly strong momentum, early profits were soon erased as global leading indicators turned negative.

As the year began, equity markets across the globe were benefiting from positive sentiment. Despite year 2000 fears, investors anticipated the strong demand in technology to remain, and continued to invest with a growth bias. Thus, Asian export markets such as Korea and Taiwan extended their gains from the prior year, led by technology hardware companies, such as Samsung Electronics and Taiwan Semiconductor. Likewise, strong demand for skilled computer programmers led to positive performance from technology related shares in India, South Africa, and Eastern Europe. In Latin America, optimism was also apparent, with a Mexican economy benefiting from exports to the North, and a Brazilian domestic growth story building momentum.

Soon, however, markets would test investor's resolve. Following a negative change in the direction of G7 Leading indicators in early Spring, emerging markets which were leveraged to this growth scenario acted in tandem with the U.S. NASDAQ, and began to show signs of weakness. Technology related shares slumped, as earlier gains were perceived to be unwarranted given the lower future earnings forecasts. And, with a heightened sense of risk aversion, investors retreated from emerging economies.

Adding to these slowing global indicators was a myriad of domestic issues. The appetite of investors for Southeast Asian equities had long been spoiled, given the lack of political and corporate improvements. In Korea, however, the renewed, post-crisis confidence would only begin to tarnish. The slower than expected pace of Chaebol restructuring gave one more reason to voice concern in an economy many feared had a banking system slow to reform. Banks in Taiwan also faced scrutiny, given their high leverage to both property and equity markets. Shares here declined for much of the year, as the country's newly elected President failed to boost local confidence in direction of policy both within the country and toward neighboring China.

Latin American markets also declined, despite reasons for optimism. In Mexico, President-elect Fox gave many market watchers cause to rejoice. With his victory perceived as investor friendly, share prices rallied into the election as many believed he could successfully keep the country on the path of economic growth. This rally was short lived, given the country's large export component to the slowing U.S. economy. In Brazil, the strong domestic story of declining interest rates and increasing consumer demand competed with problems in neighboring Argentina, as investors feared slowing growth and possible failure of an IMF program that might lead to decreased foreign direct investment throughout the region.

Commodities played an integral part in the year's performance as well. With energy prices continuing an upward trend that began in 1999, emerging markets reacted with mixed review. Russian shares initially climbed higher, as the country's foreign reserves improved. In the net export economies of Asia, however, the consideration of higher energy prices only added to concerns. Platinum also continued its bullish trend, topping over $600 a troy ounce by year-end, with Russian supply falling into question. Thus, related South African mining stocks rewarded investors handsomely.

In November, as the fund's financial year neared completion, hopes of a fourth quarter rally appeared dashed. Global markets remained focused on concerns over the U.S. presidential electoral process. Without a confirmed leader from the hegemonic nation, investor confidence was stalled, and emerging markets finished the reporting period lower.

What were the fund's total returns over the 12-month reporting period?

The fund recorded negative 12-month returns across all share classes. Returns for the fund, based on net asset value, were: Class A Shares, (26.44%); Class B Shares, (26.95%); and Class C Shares (27.07%). The fund's benchmark, the International Finance Corporation ("IFC") Investable Composite Index, produced a (24.78%) return.1 During the reporting period, the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index produced a (23.62%) return.2

While these data points suggest performance largely in line with the index, the fund did contend with variations. A bias toward growth, with overweight positions in the export economies of North Asia, proved at first beneficial, yet later to the detriment of performance. Similarly overweight positions in markets with strong macro fundamentals, such as Russia, first provided strong upside, yet later proved a drag on performance, as risk premiums to frontier markets increased.

1 IFC Investable Composite Index/Price Only is an investable, unmanaged market capitalization-weighted, price-only index of over 1,000 securities in 26 emerging market countries.

2 MSCI Emerging Markets Free Index: The Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

As a risk-control measure, the fund is broadly diversified among markets and securities. What countries and holdings exerted the greatest influence on the fund's performance during the 12-month reporting period?

As the past 12 months have seen a dramatic reversal in the driving forces of emerging markets, reasons for strong performance during the initial part of the year quickly reversed to impede returns.

Earlier in the year, strong outperformance came as a result of an overweight in technology shares, mainly in Asia.3 Positions in technology hardware companies, such as Samsung Electronics in Korea and Taiwan Semiconductor in Korea, provided initial outperformance that was later compromised. Similarly, software companies in India, such Infosys, later declined, despite a healthy order book and client demand.

While these positions unfortunately reversed, fund performance was buoyed throughout the year by pharmaceutical company shares, such as Teva Pharmaceutical and Taro Pharmaceutical, both of Israel, and platinum companies like Impala Platinum of South Africa.

On a country basis, the fund's overweight in China proved beneficial, as shares benefited from being part of one of the world's strongest growing economies. The funds overweight in Russia, however, was less successful. Despite a healthier macroeconomic outlook, an overweight in the country's energy stocks, such as Lukoil, fell victim to renewed questions on corporate governance.

3 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

What were the fund's country allocations as of November 30, 2000?

The portfolio was well diversified across the following 23 countries:

Country	Percentage of Net Assets
Mexico	13.5%
Brazil	12.2%
India	10.6%
Korea	9.8%
Hong Kong	8.7%
Israel	7.9%
South Africa	7.1%
Taiwan	6.0%
Russia	4.3%
China	3.3%
Poland	2.6%
Croatia	1.6%
Egypt	1.5%
Hungary	1.2%
Turkey	1.0%
United Kingdom	0.8%
Chile	0.8%
Czech Republic	0.5%
Indonesia	0.5%
Thailand	0.4%
Venezuela	0.4%
Ghana	0.2%
Zimbabwe	0.1%

What were the fund's top holdings as of November 30, 2000?

Name	Country	Percentage of Net Assets	Industry
Telefonos de Mexico, Class L, ADR	Mexico	3.3%	Telecommunication Services
Teva Pharmaceutical Industries Ltd., ADR	Israel	3.2%	Pharmaceuticals & Biotechnology
Samsung Electronics Co.	Korea	3.1%	Technology Hardware & Equipment
Grupo Televisa SA, GDR	Mexico	2.4%	Media
Smartone Telecommunications	Hong Kong	2.2%	Telecommunication Services
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	2.1%	Capital Goods
Mahanagar Telephone Nigam Ltd., GDR	India	2.1%	Telecommunication Services
Anglo American Platinum Corp. Ltd.	South Africa	2.0%	Materials
China Mobile (Hong Kong) Ltd.	Hong Kong	2.0%	Telecommunication Services
Grupo Financiero Banamex Accival, SA de CV, Class O	Mexico	1.9%	Banking
TOTAL		24.3%

What were some of the fund's recent purchases?

Teva Pharmaceuticals Industries Ltd., ADR, Israel: (3.2% of net assets)

Teva is the largest generics pharmaceutical company in the world in terms of sales, with a strong foothold in the American market. The company is both a defensive play and a growth stock, with a well diversified product portfolio and a strong earnings momentum derived from patent expirations here in the US. Teva is also making large strides with its proprietary drugs, namely Copaxone, used for treatment of M.S. patients

Cemex SA de CV, Mexico: (1.1% of net assets)

World class cement manufacturer, Cemex is both a defensive stock and a growth story. With production facilities throughout Asia, Europe, and Latin America, Cemex is a classic proxy for emerging markets cement demand. Trading at a substantial discount to global peers.

Winbond Electronics Corp., Taiwan: (0.9% of net assets)

Taiwan-based Winbond designs, manufacturers, and sells integrated circuits and related products. The company stock is trading near distressed valuations, resulting from slowing global demand, top down political concerns and forced margin selling weighing heavily on the domestic market. Long term, we believe this provides great value and an attractive entry point.

How bullish are you on the emerging marketplace and why?

While we understand that emerging markets may remain volatile over any short period, we do remain bullish on the asset class for the long term investor. Over the past year, while declines in select equity share prices may reflect a more realistic level of earnings growth, we believe the losses witnessed in the asset value of a large number of positions were unwarranted, and should reverse. In fact, as a whole, the asset class is now trading near its historic price to book lows; similar to the distressed value levels the markets have rebounded from when the health of many emerging market countries and companies were far worse off.

Thus, we believe that year 2001 could be an exceptional year for global emerging markets. In addition, if we go back over the past 10 years, we can conclude that an important driver of performance of the emerging markets as an asset class is world liquidity flows. After a long period of tightening due to inflation fears, the U.S. Federal Reserve appears due to cut interest rates, thereby creating more liquidity in the financial system. We expect further rate cuts to follow in other global markets during 2001, creating further liquidity in the global financial system.

Lower rates, in general, benefit most emerging markets that are either highly leveraged (Brazil, Thailand and Indonesia) or where currencies are linked to the Dollar (China/Hong Kong and Argentina). The lower rates benefit these economies in two ways. First, by lowering the cost of sovereign debt, and second by lowering the cost of corporate debt, lower rates lead to an increase in profitability and higher stock prices.

In addition, as it has been in the past, the U.S. economy is likely to be the growth engine for the world's economies. After years of exceptional growth, the U.S. economy appears to be slowing down. However, this swift action by the U.S. Federal Reserve in cutting rates might put the U.S. economy back on the growth path. This should bode well for most global emerging markets that are either resource rich or exporters to the developed world. In addition, it the European economies appear to be de-coupling from the performance of the U.S. economy. Most European economies are experiencing high consumer confidence levels and are expected to grow at reasonable levels in 2001. This bodes well for emerging economies exporting to Europe and particularly the emerging economies in Eastern Europe, Russia and Turkey.

The other factors that makes us bullish on Emerging markets are stable energy prices and the innovations in technology that are driving the western economies. Emerging markets, particularly the ones in Asia, fill a critical role in the supply chain that propel technology driven economies such as the United States.

In summation, when we look at the different regions of the world, they are all likely to be the beneficiaries of the current themes that are taking place. Eastern Europe, Turkey and Russia would benefit from a strong euro and the strength in the Western European economies. Latin America will be a key beneficiary of lower interest rates and stable oil prices. Most Asian economies will benefit from lower rates and oil prices and any strength in the technology and telecommunications sector in the United States and Europe. In addition, we have economies such as China, India and Brazil that are largely driven by the domestic consumption and are holding in good stead in the current environment.

As for our strategy, we will continue to consolidate our positions into those companies with the most attractive valuations and the strongest position of market leadership. As global interest rate concerns decline, we believe select markets will begin to perform extremely well. Rapid changes are taking place in emerging markets that will have a positive impact on peoples' lifestyles and companies operating in these markets. For us, this is a very convincing case for investment, and we are excited about the future prospects.

Federated Emerging Markets Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the IFC Regional Investable Composite Index (IFCIC) and the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(30.51%)
Start of Performance (2/28/1996)	(3.25%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC and MSCI-EMF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The investment adviser has elected to change the benchmark from IFCIC to MSCI-EMF. The MSCI-EMF is more representative of the securities typically held by the Fund. The IFCIC and MSCI-EMF are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Emerging Markets Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the IFC Regional Investable Composite Index (IFCIC) and the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(30.96%)
Start of Performance (2/28/1996)	(3.23%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC and MSCI-EMF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The investment adviser has elected to change the benchmark from IFCIC to MSCI-EMF. The MSCI-EMF is more representative of the securities typically held by the Fund. The IFCIC and MSCI-EMF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Emerging Markets Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the IFC Regional Investable Composite Index (IFCIC) and the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(27.80%)
Start of Performance (2/28/1996)	(2.81%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC and MSCI-EMF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The investment adviser has elected to change the benchmark from IFCIC to MSCI-EMF. The MSCI-EMF is more representative of the securities typically held by the Fund. The IFCIC and MSCI-EMF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--94.1%
		Automobiles--1.5%
2,114,000		Brilliance China Automotive Holdings Ltd.	$569,165
2,306,000	[1]	Denway Investment	369,558

		TOTAL	938,723

		Banking--8.2%
35,000	[1]	Bank Polska Kasa Opieki Grupa Pekao SA	445,979
28,000		Commercial International Bank Egypt	262,876
850,000		Grupo Financiero Banamex Accival, SA de CV, Class O	1,168,925
900,000		Grupo Financiero Bancomer, SA de CV	526,064
30,900		Hang Seng Bank Ltd.	359,517
28,200		Housing & Commercial Bank, Korea	603,209
6,700		OTP Bank RT	296,810
51,196,000		Turkiye Garanti Bankasi AS	314,914
29,900		Unibanco Uniao de Bancos Brasileiros SA, GDR	665,275
119,000		Wing Hang Bank Ltd.	389,809

		TOTAL	5,033,378

		Capital Goods--4.3%
101,000		Citic Pacific Ltd.	347,680
20,000		Elektrim Spolka Akcyina SA	184,896
45,875	[1]	Embraer - Empresa Brasileira de Aeronautica SA, ADR	1,264,430
80,000		Grupo Carso SA de CV	216,802
171,400		Samsung Heavy Industries	628,913

		TOTAL	2,642,721

		Commercial Services & Supplies--0.5%
358,000		Cosco Pacific Ltd.	259,325
2,475,900		Interfresh	26,998

		TOTAL	286,323

		Diversified Financials--0.6%
719,280		Home Finance Co. Ltd.	95,904
15,000	[1]	Kookmin Credit Card Co. Ltd.	294,323

		TOTAL	390,227

		Energy Sources--4.1%
30,800		Lukoil Holding Co., ADR	1,122,352
4,500,000	[1]	PetroChina Co. Ltd.	773,092
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy Sources--continued
36,500	[2]	Polski Koncern Naftowy SA, GDR	$325,763
27,500		Surgutneftegaz	259,875

		TOTAL	2,481,082

		Food Beverage & Tobacco--3.9%
11,600		Coca-Cola Femsa SA, ADR	218,225
126,000		Grupo Modelo S.A. de C.V., Class C	301,291
14,480	[1]	Guiness Ghana Ltd.	2,008
32,100	[1]	International Foods Co. (Hostess)	343,390
11,850		Nong Shim Co.	465,031
113,000	[1]	South African Breweries PLC	672,211
50,000		Tiger Oats Ltd.	354,862

		TOTAL	2,357,018

		Hotels Restaurants & Leisure--0.0%
71,500		Innscor Africa Ltd.	9,746

		Household & Personal Products--1.7%
251,500		Hindustan Lever Ltd.	1,035,430

		Insurance--0.0%
11,000	[1]	Enterprise Insurance Co. Ltd.	3,697

		Materials--8.2%
30,800		Anglo American Platinum Corp. Ltd.	1,240,028
25,000		Aracruz Cellulose, ADR	290,625
193,200		Billiton PLC	630,745
96,600		Cemex SA de CV	382,930
15,400		Cemex SA de CV, ADR	297,413
10,000	[1]	Cemex SA de CV, Warrants	3,454
61,550		Honam Petrochem Cp	275,975
13,000		Impala Platinum Holdings Ltd.	612,298
42,200		KGHM Polska Miedz SA	235,959
17,500	[1]	Nueva G Mexico SA, Class B	48,355
52,900		Sappi Ltd.	337,899
2,320		Suez Cement Co.	21,370
47,700		Votorantim Celulose e Papel SA, ADR	620,100

		TOTAL	4,997,151

		Media--4.2%
42,000		BEC World Public Company Ltd.	214,844
3,950		Cheil Communications, Inc.	219,029
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Media--continued
44,600		Grupo Radio Centro SA - SP, ADR	$384,675
31,900		Grupo Televisa SA, GDR	1,485,344
39,139,511		Hurriyet Gazetecilik ve Matbaacilik AS	286,610
200		Sri Adhikari Brothers Television Network Ltd.	1,198

		TOTAL	2,591,700

		Pharmaceuticals & Biotechnology--11.3%
25,000		Dr. Reddy's Laboratories Ltd.	721,413
10,035		Gedeon Richter RT	464,803
88,062	[2]	Pliva D.D., GDR	999,504
68,000		Ranbaxy Laboratories Ltd.	1,126,291
25,000		Ranbaxy Laboratories Ltd., GDR	456,250
50,300	[1]	Taro Pharmaceutical Industries Ltd.	1,156,900
30,100		Teva Pharmaceutical Industries Ltd., ADR	1,979,075

		TOTAL	6,904,236

		Retailing--3.5%
15,200		Companhia Brasileira de Distribuicao Groupo Pao de Acucar, ADR	512,050
90,000		Hyundai Department Store Co. Ltd.	473,879
531,800		Wal-Mart de Mexico SA de CV	1,152,954

		TOTAL	2,138,883

		Software & Services--4.1%
8,100	[1]	Check Point Software Technologies Ltd.	831,262
4,000	[1]	Comverse Technology, Inc.	344,750
75,100	[1]	Dimension Data Holdings PLC	509,744
7,100		Infosys Technologies Ltd., ADR	851,113

		TOTAL	2,536,869

		Technology Hardware & Equipment--9.4%
442,000		Acer Peripherals, Inc.	563,373
15,000	[1]	AudioCodes Ltd.	247,500
10,100	[1]	Gilat Satellite Networks	397,056
181,000	[1]	Macronix International Co. Ltd.	293,173
4,600	[1]	Orbotech, Ltd.	204,700
14,090		Samsung Electronics Co.	1,877,894
348,240	[1]	Taiwan Semiconductor Manufacturing Co.	943,611
400,000	[1]	United Microelectronics Corp. Ltd.	629,731
544,000	[1]	Winbond Electronics Corp.	546,800

		TOTAL	5,703,838

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--22.5%
10,450		Brasil Telecom Participacoes SA, ADR	$455,881
223,000	[1]	China Mobile (Hong Kong) Ltd.	1,212,228
13,600		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	216,750
20,000		Compania Telecomunicacion Chile, ADR	287,500
40,000		Embratel Participacoes SA, ADR	482,500
30,000		Global Tele-Systems Ltd.	663,004
115,000		M-Cell	296,793
172,881		Mahanagar Telephone Nigam Ltd., GDR	1,257,709
39,500	[1]	Mobile Telesystems, ADR	869,000
14,300	[1]	Mobinil	297,629
64,000		PT Telekomunikasi Indonesia, Class CS, ADR	316,000
5,750		SK Telecom Co. Ltd.	1,154,258
864,000		Smartone Telecommunications	1,351,411
366,000	[1]	Taiwan Cellular Corp.	709,173
7,900	[1]	Tele Nordeste Celular Participacoes SA, ADR	252,800
61,978		Tele Norte Leste Participacoes SA, ADR	1,123,351
43,500		Telefonos de Mexico, Class L, ADR	2,039,062
31,000	[1]	Telekomunikacja Polska SA	168,501
40,000		Telekomunikacja Polska SA, GDR	215,000
38,600		Videsh Sanchar Nigam Ltd., ADR	344,988

		TOTAL	13,713,538

		Transportation--0.6%
647,000		Shanghai Dazhong Taxi Co., Class B	348,086

		Utilities--5.5%
2,000,000		Beijing Datang Power	425,649
155,100	[1]	CEZ AS	323,499
80,000		Companhia Paranaense de Energia-Copel, ADR	620,000
3,820,000		Companhia de Saneamento Basico do Estado de Sao Paulo	295,851
20,000		Empresa Nacional Electricidad SA, ADR	201,250
74,700	[1]	Energy Africa Ltd.	212,065
668,000		Heilongjiang Electric Power Co. Ltd., Class B	336,672
140,000		Mosenergo, ADR	367,500
1,422,000	[1]	Zhejiang Southeast Electric Power Co., Ltd.	568,800

		TOTAL	3,351,286

		TOTAL COMMON STOCKS (IDENTIFIED COST $59,504,319)	57,463,932

Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--1.4%
		Materials--1.4%
15,300		Companhia Vale Do Rio Doce, Preference	$305,068
139,500		Usinas Siderurgicas de Minas Gerais SA, Preference	566,210

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,058,035)	871,278

		CORPORATE BONDS--0.0%
		Materials --0.0%
15,900		Companhia Vale Do Rio Doce, Conv. Deb., 12/12/2009 (identified cost $137)	81

		REPURCHASE AGREEMENT--6.4%[3]
$3,890,000		Salomon Brothers, Inc., 6.57%, dated 11/30/2000, due 12/1/2000 (at amortized cost)	3,890,000

		TOTAL INVESTMENTS (IDENTIFIED COST $64,452,491)[4]	$62,225,291

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 2000, these securities amounted to $1,325,267 which represents 2.2% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $66,623,534. The net unrealized depreciation of investments on a federal tax basis amounts to $4,398,243 which is comprised of $3,194,868 appreciation and $7,593,111 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($61,068,108) at November 30, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $64,452,491)		$62,225,291
Cash		3,373
Cash denominated in foreign currencies (identified cost $2,573,215)		2,515,704
Income receivable		58,775
Receivable for investments sold		1,214,204
Receivable for shares sold		55,061

TOTAL ASSETS		66,072,408

Liabilities:
Payable for investments purchased	$4,560,197
Payable for shares redeemed	365,140
Net payable for foreign currency exchange contracts	93
Accrued expenses	78,870

TOTAL LIABILITIES		5,004,300

Net assets for 6,811,826 shares outstanding		$61,068,108

Net Assets Consist of:
Paid in capital		$90,317,684
Unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,286,110)
Accumulated net realized loss on investments and foreign currency transactions		(26,963,466)

TOTAL NET ASSETS		$61,068,108

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($47,258,483 ÷ 5,229,637 shares outstanding)		$9.04

Offering price per share (100/94.50 of $9.04)[1]		$9.57

Redemption proceeds per share		$9.04

Class B Shares:
Net asset value per share ($11,889,563 ÷ 1,362,354 shares outstanding)		$8.73

Offering price per share		$8.73

Redemption proceeds per share (94.50/100 of $8.73)[1]		$8.25

Class C Shares:
Net asset value per share ($1,920,062 ÷ 219,835 shares outstanding)		$8.73

Offering price per share		$8.73

Redemption proceeds per share (99.00/100 of $8.73)[1]		$8.64

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $63,479)		$941,900
Interest		201,764

TOTAL INCOME		1,143,664

Expenses:
Investment adviser fee	$1,001,188
Administrative personnel and services fee	185,000
Custodian fees	301,751
Transfer and dividend disbursing agent fees and expenses	95,971
Directors'/Trustees' fees	1,655
Auditing fees	15,000
Legal fees	26,968
Portfolio accounting fees	79,049
Distribution services fee--Class B Shares	131,469
Distribution services fee--Class C Shares	19,491
Shareholder services fee--Class A Shares	149,918
Shareholder services fee--Class B Shares	43,823
Shareholder services fee--Class C Shares	6,497
Share registration costs	41,246
Printing and postage	39,544
Insurance premiums	1,465
Taxes	6,105
Interest expense	522
Miscellaneous	17,101

TOTAL EXPENSES	2,163,763

Net operating loss		(1,020,099)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $1,896,479)		(9,589,788)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(15,296,076)

Net realized and unrealized loss on investments and foreign currency transactions		(24,885,864)

Change in net assets resulting from operations		$(25,905,963)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(1,020,099)	$(171,634)
Net realized gain (loss) on investments and foreign currency transactions	(9,589,788)	10,228,831
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(15,296,076)	8,770,479

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(25,905,963)	18,827,676

Share Transactions:
Proceeds from sale of shares	88,783,426	50,482,615
Proceeds from shares issued in connection with the tax-free acquisition of Federated Latin American Growth Fund	13,448,203	--
Cost of shares redeemed	(75,828,651)	(53,497,435)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	26,402,978	(3,014,820)

Change in net assets	497,015	15,812,856

Net Assets:
Beginning of period	60,571,093	44,758,237

End of period	$61,068,108	$60,571,093

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$12.29	$ 8.40	$11.64	$11.10	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.14)[2]	(0.01)	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.11)	3.90	(3.27)	0.53 [3]	1.08

TOTAL FROM INVESTMENT OPERATIONS	(3.25)	3.89	(3.24)	0.54	1.10

Net Asset Value, End of Period	$ 9.04	$12.29	$ 8.40	$11.64	$11.10

Total Return[4]	(26.44%)	46.31%	(28.02%)	4.86%	11.00%

Ratios to Average Net Assets:

Expenses	2.51%	2.61%	2.59%	2.14%	1.97%[5]

Net investment income (net operating loss)	(1.10%)	(0.15%)	0.30%	0.13%	0.31%[5]

Expense waiver/reimbursement[6]	--	0.59%	0.25%	0.65%	3.34%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$47,258	$46,076	$32,002	$48,525	$17,327

Portfolio turnover	448%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$11.95	$ 8.23	$11.50	$11.04	$10.00
Income From Investment Operations:
Net operating loss	(0.23)[2]	(0.13)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.99)	3.85	(3.19)	0.50 [3]	1.06

TOTAL FROM INVESTMENT OPERATIONS	(3.22)	3.72	(3.27)	0.46	1.04

Net Asset Value, End of Period	$ 8.73	$11.95	$ 8.23	$11.50	$11.04

Total Return[4]	(26.95%)	45.20%	(28.56%)	4.17%	10.40%

Ratios to Average Net Assets:

Expenses	3.26%	3.36%	3.34%	2.89%	2.72%[5]

Net operating loss	(1.80%)	(0.90%)	(0.45%)	(0.69%)	(0.71%)[5]

Expense waiver/reimbursement[6]	--	0.59%	0.25%	0.65%	3.34%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$11,890	$12,458	$10,884	$19,951	$3,747

Portfolio turnover	448%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$11.97	$ 8.23	$11.50	$11.05	$10.00
Income From Investment Operations:
Net operating loss	(0.23)[2]	(0.15)	(0.09)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.01)	3.89	(3.18)	0.49 [3]	1.07

TOTAL FROM INVESTMENT OPERATIONS	(3.24)	3.74	(3.27)	0.45	1.05

Net Asset Value, End of Period	$ 8.73	$11.97	$ 8.23	$11.50	$11.05

Total Return[4]	(27.07%)	45.44%	(28.62%)	4.07%	10.50%

Ratios to Average Net Assets:

Expenses	3.26%	3.36%	3.34%	2.89%	2.72%[5]

Net operating loss	(1.82%)	(0.90%)	(0.45%)	(0.65%)	(0.77%)[5]

Expense waiver/reimbursement[6]	--	0.59%	0.25%	0.65%	3.34%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,920	$2,037	$1,872	$3,943	$847

Portfolio turnover	448%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

On February 25, 2000 the Fund received a tax-free transfer of assets from Federated Latin American Growth Fund, as follows:

Shares of the Fund Issued	Federated Latin American Growth Fund Net Assets Received	Unrealized Appreciation	[1]
841,740	$13,448,203	$4,210,783

Net Assets of the Fund Prior to Combination	Net Assets of Federated Latin American Growth Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$81,315,402	$13,448,203	$94,763,605

1 Unrealized appreciation is included in the Federated Latin American Growth Fund's Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(4,813,933)	$3,435,024	$1,378,909

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $18,022,045 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 391,262	[1]

2006	11,831,105

2008	5,799,678	[2]

1 Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Market Fund and is limited to $391,262 that can be used in future periods to offset income arising from net realized gains.

2 Capital loss carryforward is attributable to the acquisition of the assets of the Federated Latin American Growth Fund and is limited to $773,255 that can be used in future periods to offset income arising from net realized gains.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2000, the Fund had outstanding foreign currency commitments as set forth below.

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/5/2000	4,234,801 South African Rand	$546,567	$546,461	$(106)

Contracts Sold:
12/1/2000	134,415 Singapore Dollar	76,642	76,629	13

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ (93)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	200,000,000
Class C Shares	150,000,000
TOTAL	550,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,876,902	$81,366,658	4,209,107	$44,005,028
Shares issued in connection with the tax-free acquisition of Federated Latin American Growth Fund	841,740	13,448,203	--	--
Shares redeemed	(5,237,476)	(68,949,017)	(4,270,739)	(43,904,255)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,481,166	$25,865,844	(61,632)	$100,773

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	754,928	$5,835,026	561,635	$5,909,875
Shares redeemed	(434,707)	(5,405,678)	(842,656)	(8,437,675)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	320,221	$429,348	(281,021)	$(2,527,800)

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	160,231	$1,581,742	57,391	$567,712
Shares redeemed	(110,654)	(1,473,956)	(114,622)	(1,155,505)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	49,577	$107,786	(57,231)	$(587,793)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,850,964	$26,402,978	(399,884)	$(3,014,820)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC") the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for the expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2000, the Fund expensed $12,023 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$332,176,882

Sales	$321,419,951

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with the State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of November 30, 2000, there were no outstanding loans.

During the year ended November 30, 2000, the maximum outstanding borrowings were $1,180,548. The Fund had an average outstanding daily balance of $527,881 with a high and low interest rate of 6.25% and 6.00%, respectively, representing only the days that the LOC was utilized. Interest expense totaled $522 for the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2000, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED
WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS
OF FEDERATED EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Emerging Markets Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of Federated World Investment Series, Inc., at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Emerging Markets Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U409
Cusip 31428U508
Cusip 31428U607

G01967-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Global Equity Fund

(formerly, Federated Global Equity Income Fund)

A Portfolio of Federated World Investment Series, Inc.

3RD ANNUAL REPORT

November 30, 2000

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Global Equity Fund

President's Message

Dear Fellow Shareholder:

Federated Global Equity Fund was created in 1998, and I am pleased to present its third Annual Report. As of November 30, 2000, the fund's assets of $57.3 million were invested in 104 common stocks in 14 countries.1 The fund is managed for long-term growth of capital, and offers shareholders significant opportunities for capital appreciation by investing in high-quality, large-cap stocks around the world. Typical holdings in the fund during the reporting period included such companies as CIENA Corp., Adva AG, Universal Health Services, Inc. and Tenet Healthcare Corp.

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Richard J. Lazarchic, Vice President of Federated Global Investment Management Corp. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

This has been a very difficult year for both domestic and global stocks. As Richard explains, the fund was helped initially by its high weighting in U.S. technology and telecommunications stocks up until the Ides of March, when all technology stocks began to decline. Then later, by its focus on the defensive energy, consumer staples, and utility sectors, the fund was helped somewhat, but not enough to offset the selling of the technology and large-cap stocks towards fiscal year-end. The fund's returns were ahead of the average global equity fund and the fund's benchmark index. Individual share class total return performance for the 12-month reporting period, including realized capital gains, follows:2

	Net Asset Value Change	Capital Gains	Total Return
Class A Shares	$14.36 to $12.58 = (12.40%)	$2.205	1.90%
Class B Shares	$14.29 to $12.44 = (12.95%)	$2.205	1.35%
Class C Shares	$14.27 to $12.42 = (12.96%)	$2.205	1.36%

I would like to point out that the year 2000 emphasized the importance of global investment and active management. Each quarter of the year brought about a significantly different scenario both in the United States and in international markets, but the fund's ability to go where the action is based on country and sector selections, allowed for positive total returns.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (3.73%), (3.44%), and 0.49%, respectively.

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you could buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

Thank you for your investment in Federated Global Equity Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the difficult environment for global equities over the fund's fiscal year?

The global equity markets, on average, were all down during the fund's fiscal year. The biggest factors in all markets' poor performance were the technology and telecommunications sectors, which continued to be sold as customer orders or perceived orders slowed. Higher central bank interest rates worldwide had the desired effects of lowering economic growth rates, too. This, along with lowered liquidity levels and an overly robust technology outlook, have brought about the downturn in the world's equity markets.

The Morgan Stanley Capital International ("MSCI") World Equity Index1 was down 7.37% during the fund's reporting period, with positive returns driven by the financial, consumer staples, and utility sectors, and negative returns from the technology and telecommunications areas. By country, the best performers were in Canada and some of the smaller European and Scandinavian countries such as Denmark and Switzerland, along with the United States. On the other hand, the worst performing countries were Japan and most of the emerging markets, especially in the Asian region, such as Korea, Taiwan and Thailand.

1 The MSCI World Equity Index is an unmanaged index that reflects the stock markets of 22 countries including the United States, Europe, Canada, Australia, New Zealand and the Far East, comprising approximately 1,482 securities with values expressed in U.S. dollars. Investments cannot be made in an index.

How did Federated Global Equity Fund perform over its fiscal year?

For the fiscal year ended November 30, 2000, the fund's total returns, based on net asset value, for Class A, B, and C Shares were 1.90%, 1.35%, and 1.36%, respectively. These returns outpaced the (3.44%) total return of the 262 global equity funds tracked by Lipper Analytical Services, Inc.2 The fund's returns were also greater than the (7.37%) return of its benchmark, the MSCI World Equity Index.

What strategies accounted for the fund's outperformance over the reporting period?

Federated Global Equity Fund outperformed its peers and index due to good stock selection in most areas, but specifically in the technology, financial and utility sectors. Offsetting this on the negative side, however, was the telecommunication services area, where our positions in competitive local exchange carriers (CLECs) hurt the fund's performance. Geographically, we have held an overweight position in domestic issues such as financial (Mellon), utility (Enron), telecommunications equipment (Corning), satellite (Echostar), and consumer staples (Anheuser-Busch and Radio Shack), while negative contributors came from the technology and telecommunication areas.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

What were the fund's top ten holdings as of November 30, 2000, and how were the assets allocated among different countries?

Name	Country	Percentage of Net Assets	Industry
Universal Health Services, Inc., Class B	United States	2.5%	Health and Personal Care
HCA-The Healthcare Co.	United States	2.5%	Health and Personal Care
Total Fina Elf SA, Class B	France	2.2%	Energy
Tenet Healthcare Corp.	United States	2.2%	Health and Personal Care
Royal Dutch Petroleum Co., ADR	Netherlands	1.9%	Energy
MetLife, Inc.	United States	1.9%	Financials
Zurich Financial Services AG	Switzerland	1.9%	Financials
Citigroup, Inc.	United States	1.9%	Financials
Mellon Financial Corp.	United States	1.8%	Banking
General Electric Co.	United States	1.8%	Multi-Industry
TOTAL PERCENTAGE OF PORTFOLIO		20.6%

As the top ten holdings indicate, the majority of the fund's assets were allocated to U.S. companies. The remaining assets were primarily allocated among European companies.

Country	Percentage of Net Assets
United States	73.3%
Netherlands	5.0%
United Kingdom	4.1%
Switzerland	3.8%
France	3.0%
Bermuda	2.1%
Canada	2.1%
Germany	1.5%
Japan	1.2%
Spain	0.9%
Italy	0.7%
Finland	0.7%
Austria	0.5%
Belgium	0.3%

What were some recent purchases during the reporting period?

Philip Morris (1.75% of net assets) has proven itself as a strong defensive holding, having successfully passed through three cigarette price increases year to date. Also, we look forward to a successful I.P.O. for its Kraft subsidiary in the first quarter 2001.

British American Tobacco (0.97% of net assets) is another strong, defensive holding that has passed through several cigarette price increases.

Nestlé (1.08% of net assets) is an excellent value relative to its competitor Unilever, especially in light of Nestle's considerable equity ownership in Sanofi-Synthelabo.

After a challenging year for the fund, what is your outlook for global equities and your strategy as we enter 2001?

After nine good economic years and three good stock market years, many domestic valuations are stretched, and any disappointing or perceived disappointing results will be swiftly reflected in stock prices. Over the near team, we expect good results from the energy and financial areas and selected consumer staples, technology and telecommunication names. On the international scene, a weaker U.S. dollar would bode well for worldwide equities, as the U.S. dollar has been strong for over five years. The fund has been positioned with overweights in the energy, consumer staples, health care, financial, and technology areas. We remain underweight in the basic materials, consumer cyclical, and telecommunication services areas.

Will the portfolio continue to focus on U.S. equities?

We continue to be overweight in North America with underweight (but rising weights) in Europe and an underweight position in Asia and the emerging markets. We are currently more than double our index weights in energy, consumer staples, and utilities, and less than half our index weight in telecommunications and technology.

Last Meeting of Shareholders

A special meeting of shareholders of Federated Global Equity Income Fund (the "Fund"), a portfolio of Federated World Investment Series Inc. was held on August 17, 2000. On June 15, 2000, the record date for shareholders voting at the meeting, there were 2,259,758 total outstanding shares. The special meeting was adjourned to September 8, 2000. The following item was considered by shareholders and the results of their voting was as follows:

AGENDA ITEM 1

To approve changing the fund's fundamental investment objective from providing capital appreciation and above-average income to obtaining a total return on its assets.

For	Against	Abstained
2,130,052	48,611	81,095

Following the approved change to the Fund's investment objective, the Board of Directors voted to change the Fund's name to "Federated Global Equity Fund."

Hypothetical Investor Profile

Matt and Jennifer Zimmerman are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

Matt and Jennifer are planning for the college education of their children. On October 27, 1998, they invested $5,000 in the Class A Shares of Federated Global Equity Fund. Since then, Matt and Jennifer have made additional investments of $250 every month.

As this chart shows, over two years, the original $5,000 investment along with their additional monthly $250 investments totaling $6,500 has grown to $13,493. This represents a 10.57% average annual total return. For the Zimmermans, a dedicated program of monthly investments really paid off.

As of December 31, 2000, the Class A Shares' average annual one-year and since-inception (10/27/98) total returns were (12.57%) and 19.09%, respectively. Class B Shares' one-year and since-inception total returns were (12.93%) and 20.13%, respectively. Class C Shares' average annual one-year and since-inception total returns were (8.84%) and 21.53%, respectively.1

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

1 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and, Class C Shares, 1.00% contingent deferred sales charge.

Federated Global Equity Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class A Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE).2

Average Annual Total Return[3] for the Period Ended November 30, 2000
1 Year	(3.73%)
Start of Performance (10/27/1998)	16.83%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Global Equity Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class B Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE).2

Average Annual Total Return[3] for the Period Ended November 30, 2000
1 Year	(3.44%)
Start of Performance (10/27/1998)	17.82%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expense, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Global Equity Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class C Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE).2

Average Annual Total Return[3] for the Period Ended November 30, 2000
1 Year	0.49%
Start of Performance (10/27/1998)	19.33%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--96.4%
		Banking--6.9%
16,000		Bank One Corporation	$573,000
9,300		Bank of New York Co., Inc.	513,244
17,100		First Union Corp.	429,637
8,600		Fleet Boston Financial Corp.	322,500
21,800		Mellon Financial Corp.	1,021,875
7,900		PNC Financial Services Group	525,350
12,400		Wells Fargo Co.	588,225

		TOTAL	3,973,831

		Consumer Discretionary--0.8%
9,500		RadioShack Corp.	445,312

		Consumer Staples--8.6%
17,300		Anheuser-Busch Cos., Inc.	820,669
36,500		Altadis, SA	529,747
78,000		British American Tobacco PLC	555,435
7,500		Kimberly-Clark Corp.	524,531
19,400		Koninklijke Ahold NV	621,500
250,000		Parmalat Finanziaria SpA	400,016
26,300		Philip Morris Cos., Inc.	1,004,331
7,800	[1]	Safeway, Inc.	459,712

		TOTAL	4,915,941

		Energy--11.1%
7,000		Amerada Hess Corp.	428,750
7,200		Anadarko Petroleum Corp.	428,400
10,100		Coastal Corp.	739,825
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--continued
8,600		Devon Energy Corp.	$423,550
13,700		EOG Resources, Inc.	581,394
4,300		OMV AG	293,533
18,400		Royal Dutch Petroleum Co., ADR	1,098,250
18,000		Tosco Corp.	516,375
8,650		Total Fina Elf SA, Class B	1,235,871
850		Total Fina Elf SA, ADR	60,031
19,600		Ultramar Diamond Shamrock Corp.	540,225

		TOTAL	6,346,204

		Energy Sources--0.9%
12,019		Constellation Energy Group	489,023

		Financials--17.2%
17,000		Ace Ltd.	671,500
6,350	[1]	Affiliated Managers Group, Inc.	280,591
10,000		American International Group, Inc.	969,375
21,400		Citigroup, Inc.	1,065,987
10,330		Fortis (NL) NV	303,624
8,500		Franklin Resources, Inc.	307,785
14,500		Heller Financial, Inc.	383,344
11,402		ING Group N.V.	820,779
37,000		MetLife, Inc.	1,096,125
2,250		Muenchener Rueckversicherungs-Gesellschaft AG	731,181
240		Swiss Re	533,840
13,765		Stilwell Financial, Inc.	447,362
7,166		T. Rowe Price Associates, Inc.	261,559
11,500		Waddell & Reed Financial, Inc., Class A	363,687
6,600		XL Capital Ltd., Class A	526,762
2,020		Zurich Financial Services AG	1,088,685

		TOTAL	9,852,186

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Household Products--5.2%
7,545		Coors Adolph Co., Class B	$565,875
14,000		General Mills, Inc.	575,750
5,275	[1]	Interbrew	151,376
285		Nestle SA	618,673
12,000		PepsiCo, Inc.	544,500
20,500		Ralston Purina Group	539,406

		TOTAL	2,995,580

		Health & Personal Care--17.1%
6,600		Aetna, Inc.	444,262
8,000	[1]	Amgen, Inc.	509,000
61,000	[1]	Biocompatibles International PLC	303,458
6,800		Bristol-Myers Squibb Co.	471,325
34,000		HCA - The Healthcare Co.	1,408,875
1,235	[1]	IDEC Pharmaceuticals Corp.	214,967
30,000	[1]	Manor Care, Inc.	510,000
19,300		Pfizer, Inc.	855,231
10,700		Pharmacia Corp.	652,700
17,000	[1]	Province Heathcare Co.	626,875
11,000		Schering Plough Corp.	616,688
39,500		SmithKline Beecham PLC	516,238
29,000	[1]	Tenet Healthcare Corp.	1,234,313
14,200		Universal Health Services, Inc., Class B	1,454,613

		TOTAL	9,818,545

		Industrials--7.8%
48,500		Bombardier Inc., Class B	704,363
99,000		Chloride Group PLC	261,727
7,300		Emerson Electric Co.	531,988
20,500		General Electric Co.	1,016,031
5,800		Litton Industries, Inc.	350,538
135,000		Rolls-Royce PLC	391,440
9,000	[1]	Turbo Genset, Inc.	224,502
11,000		Tyco International Ltd.	580,250
5,500		United Technologies Corp.	389,469

		TOTAL	4,450,308

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--7.6%
7,928		Alcatel, Class A	$392,969
4,500	[1]	C-MAC Industries Inc.	186,096
8,200	[1]	CAPCOM CO., LTD.	293,478
8,000	[1]	Cisco Systems, Inc.	383,000
10,700	[1]	Convergys Corp.	450,069
4,000	[1]	EMC Corp., Mass	297,500
22,000		General Motors Corp., Class H	478,280
8,200		Intel Corp.	312,113
8,700	[1]	Microsoft Corp.	499,163
9,000		Nokia Oyj, Class A, ADR	384,750
7,500		Nortel Networks Corp.	281,342
5,000		Sony Corp.	376,831

		TOTAL	4,335,591

		Technology Hardware & Equipment--1.0%
5,000		Corning, Inc.	292,500
3,800	[1]	Sun Microsystems, Inc.	289,038

		TOTAL	581,538

		Telecommunications--3.7%
10,500	[1]	EchoStar Communications Corp., Class A	306,469
21,000	[1]	Global Crossing Ltd.	259,875
1,550		Mannesmann AG	120,635
5,700	[1]	Nextel Communications, Inc., Class A	176,700
13,000	[1]	Sprint Corp. (PCS Group)	294,938
9,400		Verizon Communications	528,163
35,815		Vodafone Group PLC	122,810
7,200	[1]	Western Wireless Corp., Class A	285,750

		TOTAL	2,095,340

		Utilities--8.5%
7,380	[1]	AES Corp.	382,838
15,000	[1]	Calpine Corp.	532,500
9,500		Dominion Resources, Inc.	570,000
6,600		Enron Corp.	427,350
9,300		Exelon Corp.	616,125
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--continued
16,400		KeySpan Corp.	$625,250
26,290	[1]	Orion Power Holdings, Inc.	496,224
24,525		PG&E Corp.	672,905
16,400		Williams Cos., Inc. (The)	580,150

		TOTAL	4,903,342

		TOTAL COMMON STOCKS (IDENTIFIED COST $54,318,754)	55,202,741

		MUTUAL FUND--2.8%
1,595,426		Prime Value Obligations Fund, Class IS (at net asset value)	1,595,426

		TOTAL INVESTMENTS (IDENTIFIED COST $55,914,180)[2]	$56,798,167

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $56,120,279. The net unrealized appreciation of investments on a federal tax basis amounts to $677,888 which is comprised of $4,278,109 appreciation and $3,600,221 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($57,263,257) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statement

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $55,914,180)		$56,798,167
Cash denominated in foreign currencies (identified cost $230,651)		230,661
Income receivable		57,149
Receivable for investments sold		2,550,100
Receivable for shares sold		88,925

TOTAL ASSETS		59,725,002

Liabilities:
Payable for investments purchased	$2,306,296
Payable for shares redeemed	108,180
Net payable for foreign currency exchange contracts	3,129
Accrued expenses	44,140

TOTAL LIABILITIES		2,461,745

Net assets for 4,559,586 shares outstanding		$57,263,257

Net Assets Consist of:
Paid in capital		$55,866,456
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		875,563
Accumulated net realized gain on investments and foreign currency transactions		564,478
Distributions in excess of net investment income		(43,240)

TOTAL NET ASSETS		$57,263,257

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($50,587,009 ÷ 4,022,742 shares outstanding)		$12.58

Offering price per share (100/94.50 of $12.58)[1]		$13.31

Redemption proceeds per share		$12.58

Class B Shares:
Net asset value per share ($4,803,644 ÷ 386,096 shares outstanding)		$12.44

Offering price per share		$12.44

Redemption proceeds per share (94.50/100 of $12.44)[1]		$11.76

Class C Shares:
Net asset value per share ($1,872,604 ÷ 150,748 shares outstanding)		$12.42

Offering price per share		$12.42

Redemption proceeds per share (99.00/100 of $12.42)[1]		$12.30

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $17,170)			$618,950
Interest			112,964

TOTAL INCOME			731,914

Expenses:
Investment adviser fee		$552,074
Administrative personnel and services fee		185,000
Custodian fees		37,178
Transfer and dividend disbursing agent fees and expenses		80,417
Directors'/Trustees' fees		1,224
Auditing fees		11,896
Legal fees		8,639
Portfolio accounting fees		78,600
Distribution services fee--Class A Shares		125,302
Distribution services fee--Class B Shares		26,927
Distribution services fee--Class C Shares		11,221
Shareholder services fee--Class A Shares		125,302
Shareholder services fee--Class B Shares		8,976
Shareholder services fee--Class C Shares		3,740
Share registration costs		59,805
Printing and postage		50,277
Insurance premiums		1,194
Taxes		4,142
Miscellaneous		3,482

TOTAL EXPENSES		1,375,396

Waiver and Reimbursement:
Waiver of investment adviser fee	$(196,259)
Reimbursement of investment adviser fee	(100)

TOTAL WAIVER AND REIMBURSEMENT		(196,359)

Net expenses			1,179,037

Net operating loss			(447,123)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			565,495
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(3,020,430)

Net realized and unrealized loss on investments and foreign currency transactions			(2,454,935)

Change in net assets resulting from operations			$(2,902,058)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(447,123)	$(154,625)
Net realized gain on investments and foreign currency transactions	565,495	5,656,519
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(3,020,430)	2,936,562

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,902,058)	8,438,456

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(19,389)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(5,348,241)	(14,020)
Class B Shares	(189,501)	--
Class C Shares	(30,263)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,568,005)	(33,409)

Share Transactions:
Proceeds from sale of shares	42,740,626	11,245,353
Net asset value of shares issued to shareholders in payment of distributions declared	5,193,885	32,098
Cost of shares redeemed	(17,754,669)	(2,987,531)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	30,179,842	8,289,920

Change in net assets	21,709,779	16,694,967

Net Assets:
Beginning of period	35,553,478	18,858,511

End of period	$57,263,257	$35,553,478

1 Distributions from net investment income and distributions from net realized gain on investments and foreign currency transactions did not round to $1.00 for Class B or Class C Shares for the fiscal year ended November 30, 1999 due to the low number of shares outstanding of Class B Shares and Class C Shares on the record date of the distributions.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2000	1999	11/30/1998 [1]
Net Asset Value, Beginning of Period	$14.36	$10.55	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.11)[2]	(0.07)[2]	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.54	3.90	0.54

TOTAL FROM INVESTMENT OPERATIONS	0.43	3.83	0.55

Less Distributions:
Distributions from net investment income	--	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)	--

TOTAL DISTRIBUTIONS	(2.21)	(0.02)	--

Net Asset Value, End of Period	$12.58	$14.36	$10.55

Total Return[3]	1.90%	36.34%	5.50%

Ratios to Average Net Assets:

Expenses	2.09%	2.00%	2.00%[4]

Net investment income (net operating loss)	(0.77%)	(0.58%)	0.44%[4]

Expense waiver/reimbursement[5]	0.36%	1.37%	4.07%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$50,587	$34,303	$18,858

Portfolio turnover	228%	187%	3%

1 Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.29	$10.55
Income From Investment Operations:
Net operating loss	(0.17)[2]	(0.15)[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.53	3.91

TOTAL FROM INVESTMENT OPERATIONS	0.36	3.76

Less Distributions:
Distributions from net investment income	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(2.21)	(0.02)

Net Asset Value, End of Period	$12.44	$14.29

Total Return[3]	1.35%	35.62%

Ratios to Average Net Assets:

Expenses	2.59%	2.50%

Net operating loss	(1.21%)	(1.08%)

Expense waiver/reimbursement[4]	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$4,804	$1,060

Portfolio turnover	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.27	$10.55
Income From Investment Operations:
Net operating loss	(0.16)[2]	(0.16)[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.52	3.90

TOTAL FROM INVESTMENT OPERATIONS	0.36	3.74

Less Distributions:
Distributions from net investment income	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(2.21)	(0.02)

Net Asset Value, End of Period	$12.42	$14.27

Total Return[3]	1.36%	35.43%

Ratios to Average Net Assets:

Expenses	2.59%	2.50%

Net operating loss	(1.18%)	(1.08%)

Expense waiver/reimbursement[4]	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,873	$191

Portfolio turnover	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Equity Fund (the "Fund"), formerly Federated Global Equity Income Fund, a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to provide capital appreciation and above-average income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	Undistributed Net Investment Income
$(472,821)	$25,698	$447,123

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2000, the Fund had outstanding foreign currency commitments set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/6/2000	55,582 Pound Sterling	$ 78,914	$ 79,002	$ 88

Contracts Sold:
12/1/2000	1,759,590 Danish Krona	$201,973	$205,190	(3,217)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(3,129)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,359,105	$33,928,682	737,809	$8,916,311
Shares issued to shareholders in payment of distributions declared	368,182	4,974,141	2,918	32,098
Shares redeemed	(1,093,574)	(15,340,212)	(138,629)	(1,706,232)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,633,713	$23,562,611	602,098	$7,242,177

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	335,979	$4,942,061	74,673	$918,828
Shares issued to shareholders in payment of distributions declared	14,110	189,491	--	--
Shares redeemed	(38,133)	(528,645)	(543)	(7,113)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	311,956	$4,602,907	74,130	$911,715

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	262,989	$3,869,883	107,962	$1,410,214
Shares issued to shareholders in payment of distributions declared	2,258	30,253	--	--
Shares redeemed	(127,855)	(1,885,812)	(94,616)	(1,274,186)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	137,392	$2,014,324	13,346	$136,028

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,083,061	$30,179,842	689,574	$8,289,920

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$142,469,601
Sales	$120,899,997

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $4,243 as long-term capital gain dividends for the fiscal year ended November 30, 2000.

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Equity Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Equity Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

HENRY A. FRANTZEN

Chief Investment Officer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

G02336-04 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Global Financial Services Fund

A Portfolio of Federated World Investment Series, Inc.

3RD ANNUAL REPORT

November 30, 2000

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated
Global Financial Services Fund

President's Message

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its third Annual Report. As of November 30, 2000, the fund's net assets of $47.7 million were invested in over 100 issues, of which 79.4% was invested in domestic securities and 21.5% was invested in securities outside of the United States.1 This fund offers investors the opportunity for capital appreciation and dividend growth by investing in many large, successful financial services companies. The fund's top ten holdings include many well-known U.S. corporations such as Mellon Financial, MetLife, and Fannie Mae. The fund's holdings also include banks, insurance companies, brokerage firms and asset management companies. Currently, the fund's assets favor the United States with a 79% allocation. Consolidation of financial services companies continues at a strong pace, especially in this country, and the fund's share price increases reflect this.

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Marc Halperin, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers the fund's objective, strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

Federated Global Financial Services Fund offers investors a unique, timely opportunity to invest in a sector that is evolving and experiencing rapid growth. In a period buffeted by interest rate increases and a strong downdraft in both technology and large-cap stocks, the financial sector rewarded fund shareholders. It was nice to be in the right place at the right time. Portfolio selection is always important, however, allocation does help.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Of course, it is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation and negative as well as positive returns. Individual share class total return performance for the 12-month reporting period, including income and realized capital gains distributions, follows:2

	Total Return	Income	Capital Gains	Net Asset Value Increase
Class A Shares	12.62%	$0.02	$0.240	$13.21 to $14.58 = 10.37%

Class B Shares	11.72%	$0.02	$0.240	$13.09 to $14.33 = 9.47%

Class C Shares	11.78%	$0.02	$0.240	$13.11 to $14.36 = 9.53%

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

I would also like to point out that the financial services sector may benefit in 2001 if, as many money managers expect, U.S. interest rates are cut, thereby helping banks' and insurance companies' bottom lines. In Federated Global Financial Services Fund, you have an opportunity to increase both your domestic and international exposure to high-quality financial institutions.

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 6.41%, 6.22%, and 10.78%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment, regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated
Global Investment Management Corp.

Investment Review

What is your review of the global financial services marketplace during the fund's fiscal year ended November 30, 2000?

U.S. financial stocks significantly outperformed the broader U.S. market, with the Standard & Poor's (S&P) Financials Index up 11.6% during the fiscal year, trouncing the S&P 500 Index,1 which was down 5.9%. Domestic financials benefited from a positive interest rate environment. The Federal Reserve Board ("the Fed") raised interest rates six times beginning in mid-1999, with the last rate hike coming in May 2000. As the Fed's rate tightening campaign came to an end, financial stocks began to outperform. In addition, the financial stocks, both domestic and international, benefited from a flight to quality as investors dumped higher risk telecommunications and technology names and shifted money into more defensive issues.

Interest sensitive stocks in Asia rallied late in the fourth quarter of 2000, as investors began to anticipate a cut in interest rates early in 2001. Hong Kong securities, in particular, were especially strong. In Europe, financial services stocks continued to underperform the broader market indexes, as concerns over rising interest rates and a weakening euro depressed the sector.

How did the fund perform over the 12-month reporting period compared to its benchmark?

For the fiscal year ended November 30, 2000, the fund's total returns, based on net asset value, for Class A, B, and C Shares were 12.62%, 11.72%, and 11.78%, respectively. The fund's benchmark, the Morgan Stanley Capital International Allworld World Finance Index, produced a total return of (0.02%).2

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Morgan Stanley Capital International All Country World Finance Index is a medium-cap to large-cap unmanaged index comprising the banking, financial services, insurance, and real estate industries. It is diversified across 46 countries and more than 400 companies. All values are expressed in U.S. dollars. Investments cannot be made in an index.

The fund significantly outperformed its benchmark due in large part to its large overweight position in U.S. financials that was maintained throughout the year.

Would you comment on the performance of some specific holdings?

Mellon Financial (4.1% of net assets), our largest holding, contributed significantly to the fund's performance, as the market focused on financial institutions with good revenue growth and large amounts of recurring fee income. We also benefited from our large exposure to the mortgage industry, with Fannie Mae (3.2% of net assets), Washington Mutual (2.8% of net assets), and Countrywide Credit (2.8% of net assets) performing extremely well. The best performing stock in the portfolio this fiscal year was Sun Life Financial Services of Canada (2.2% of net assets). Also on the international side, Allianz AG (0.7% of net assets), the German insurer, provided strong returns for the portfolio over the past 12-month reporting period.

How are the fund's holdings selected?

The fund maintains a broadly diversified portfolio of financial services stocks. The fund invests in banks, insurance, securities/brokerage, consumer finance and asset management companies around the world. Stock selection is focused on fundamental, bottom-up research. We prefer companies with strong business franchises and sound asset quality with reputable management. The bias in the portfolio is for stocks with a market capitalization of $1 billion and above, although we may hold smaller companies that meet our investment criteria.

What were the fund's top ten holdings as of November 30, 2000?

Name	Country	Percentage of Net Assets
Mellon Financial Corp.	United States	4.1%

Fannie Mae	United States	3.2%

MetLife, Inc.	United States	3.0%

Washington Mutual, Inc.	United States	2.8%

Countrywide Credit Industries, Inc.	United States	2.8%

Sun Life Financial Services of Canada	Canada	2.2%

Heller Financial, Inc.	United States	2.1%

PNC Financial Services Group	United States	1.9%

Commercial Federal Corp.	United States	1.9%

Hartford Financial Services Group, Inc.	United States	1.9%

TOTAL		25.9%

What were the fund's regional breakdown and country allocations as of November 30, 2000?

Region	Percentage of Net Assets
North America	84.0%
Asia Pacific	10.8%
Europe	6.1%

Country	Percentage of Net Assets
United States	79.4%
Hong Kong	8.2%
Canada	3.7%
United Kingdom	3.2%
Singapore	1.8%
Switzerland	1.8%
Bermuda	0.9%
Germany	0.7%
Australia	0.6%
Italy	0.4%
Thailand	0.2%

What were some of the fund's recent portfolio additions?

With the recent additions to the portfolio, we have been increasing our exposure to high-quality companies in the areas of asset management and brokerage. Recent purchases include the following:

Legg Mason (1.1% of net assets) A Baltimore-based Securities brokerage, investment banking and asset management firm with over $130 billion in assets under management.

T. Rowe Price Associates (1.4% of net assets) The Baltimore-based asset manager with approximately $180 billion in assets under management and manages the T. Rowe Price family of no load mutual funds.

Hong Kong Exchanges and Clearing (0.9% of net assets) owns and operates the stock exchange and futures exchange in Hong Kong.

As we enter the year 2001, what is your outlook for global financial services stocks and your current strategy for the fund?

We remain positive about the outlook for financial services stocks heading into 2001. In the United States we expect the Fed to cut interest rates early in 2001 and are looking for a total easing of 75 basis points by the end of 2001. This interest rate scenario should provide an excellent environment for financial stocks. In addition, we expect continued consolidation in the banking, asset management, and brokerage sectors to provide additional momentum for U.S. financial stocks. As such, we will continue to overweight the U.S. market.

We will maintain our current underweighted position in Japanese financials due to the lack of financial transparency and poor asset quality. We will also continue to be overweight in other Asian countries, in particular Hong Kong, since the Hong Kong dollar is pegged to the U.S. dollar and the Special Economic Zone represents a leveraged play on a declining interest rate environment in the United States.

Hypothetical Investor Profile

Eric and Donna Brown are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

Eric and Donna are planning for the college education of their children. On September 30, 1998, they invested $5,000 in the Class A Shares of Federated Global Financial Services Fund. Since then, Eric and Donna have made additional investments of $250 every month.

As this chart shows, over two years, the original $5,000 investment along with their additional monthly $250 investments totaling $6,750 has grown to $14,470. This represents a 13.66% average annual total return. For the Brown's, a dedicated program of monthly investments really paid off.

As of 12/31/00, the Class A Shares' average annual 1-year and since-inception total returns were 15.71% and 22.65%, respectively. Class B Shares' average annual one-year and since inception total returns were 16.00% and 23.43%, respectively. Class C Shares' average annual 1-year and since-inception total returns were 20.58% and 24.90%, respectively.

[Graphic Representation Omitted - See Appendix]

Federated Global Financial Services Fund--
Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	6.41%

Start of Performance (9/30/1998)	17.35%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Global Financial Services Fund--
Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	6.22%

Start of Performance (9/30/1998)	17.99%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Financial Services Fund--
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	10.78%

Start of Performance (9/30/1998)	19.61%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--93.8%
		Banking--6.2%
15,500		DBS Group Holdings Ltd.	$175,845
57,600		Dah Sing Financial Group	253,297
56,605		HSBC Holdings PLC	758,376
86,500		Overseas Union Bank Ltd.	389,573
59,086		Standard Chartered PLC	768,015
1,600		UBS AG	221,109
126,000		Wing Hang Bank Ltd.	412,739

		TOTAL	2,978,954

		Banks (Major Regional)--12.7%
19,040		Bank One Corp.	681,870
9,010		Comercia, Inc.	469,083
20,300		First Union Corp.	510,037
20,866		Fleet Boston Financial Corp.	782,475
42,131		Mellon Financial Corp.	1,974,891
13,640		PNC Financial Services Group	907,060
14,900		Wells Fargo Co.	706,819

		TOTAL	6,032,235

		Banks (Money Center)--1.6%
21,112		Chase Manhattan Corp.	778,505

		Banks (Regional)--4.5%
9,875		First Virginia Bank, Inc.	427,711
20,510		SouthTrust Corp.	692,213
7,540		Summit Bancorp	280,394
13,300		Wilmington Trust Corp.	743,138

		TOTAL	2,143,456

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Broadcasting & Publishing--1.2%
20,600		BEC World Public Company Ltd.	$105,376
8,550		News Corp. Ltd., ADR	298,181
30,000		Television Broadcasting	162,695

		TOTAL	566,252

		Consumer Discretionary--5.5%
37,700		Belo (A.H.) Corp., Series A	640,900
21,400		Centex Corp.	757,025
20,492		D. R. Horton, Inc.	380,383
12,000		Masco Corp.	231,750
6,200		McGraw-Hill Cos., Inc.	329,375
7,680	[1]	Toll Brothers, Inc.	306,240

		TOTAL	2,645,673

		Financial (Diversified)--14.7%
3,600		American Express Co.	197,775
20,500		Associates First Capital Corp., Class A	723,906
15,000		Banca Fideuram Spa	199,312
9,700		Citigroup, Inc.	483,181
35,900		Countrywide Credit Industries, Inc.	1,332,787
19,140		Fannie Mae	1,512,060
14,550		Federal Home Loan Mortgage Corp.	879,366
38,500		Heller Financial, Inc.	1,017,844
13,000		Household International, Inc.	648,375

		TOTAL	6,994,606

		Financial Services--1.1%
7,250		Dun & Bradstreet Corp.	168,109
14,500		Moody's Corp.	376,094

		TOTAL	544,203

		Insurance--15.8%
11,400		Ace, Ltd.	450,300
978		Allianz AG	337,296
26,500		Canada Life Financial Corp.	700,684
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Insurance--continued
8,000		Gallagher (Arthur J.) & Co.	$472,000
19,400		John Hancock Financial Services, Inc.	611,100
18,395		Lincoln National Corp.	831,224
5,580		Marsh & McLennan Cos., Inc.	642,397
7,100		Merrill Lynch & Co., Inc.	410,913
47,900		MetLife, Inc.	1,419,038
49,314		Sun Life Financial Services of Canada	1,051,005
1,143		Zurich Financial Services AG	616,023

		TOTAL	7,541,980

		Insurance (Multi-Line)--2.5%
3,055		American International Group, Inc.	296,144
12,550		Hartford Financial Services Group, Inc.	887,913

		TOTAL	1,184,057

		Investment Banking/Brokerage--9.9%
17,935	[1]	Affiliated Managers Group	792,503
13,253		Bear Stearns Cos., Inc.	608,810
11,500		Edwards (A.G.), Inc.	515,344
206,000		Hong Kong Exchanges & Clearing Ltd.	433,136
11,300	[1]	Knight Trading Group, Inc.	189,275
11,000		Legg Mason, Inc.	501,875
10,820		Lehman Brothers Holdings, Inc.	536,266
5,320		Morgan Stanley Dean Witter & Co.	337,155
27,850		Raymond James Financial, Inc.	786,763

		TOTAL	4,701,127

		Investment Management--6.5%
8,600		Eaton Vance Corp.	196,725
17,850		Franklin Resources, Inc.	646,348
26,900		Stilwell Financial, Inc.	874,250
18,500		T. Rowe Price Associates, Inc.	675,250
22,000		Waddell & Reed Financial, Inc., Class A	695,750

		TOTAL	3,088,323

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Multi-Industry--0.6%
43,000		Swire Pacific Ltd., Class A	$275,095

		Real Estate--5.5%
49,000		Cheung Kong	551,261
137,000		Hang Lung Development Co.	102,752
92,000		Henderson Land Development Co., Ltd.	353,263
129,000		Hong Kong Land Holding Ltd.	265,740
22,300		Hutchison Whampoa Ltd.	266,604
108,086		Sun Hung Kai Properties Ltd.	838,375
114,171		Wharf Holdings Ltd.	231,274

		TOTAL	2,609,269

		Savings & Loan Company--4.7%
53,200		Commercial Federal Corp.	891,100
29,745		Washington Mutual, Inc.	1,351,538

		TOTAL	2,242,638

		Telecommunications--0.8%
2,700		Telephone and Data System, Inc.	243,810
3,100	[1]	Western Wireless Corp., Class A	123,031

		TOTAL	366,841

		TOTAL COMMON STOCKS (IDENTIFIED COST $39,159,881)	44,693,214

		MUTUAL FUND--7.1%
3,408,916		Prime Value Obligations Fund, Class IS (at net asset value)	3,408,916

		TOTAL INVESTMENTS (IDENTIFIED COST $42,568,797)[2]	$48,102,130

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $42,715,296. The net unrealized appreciation of investments on a federal tax basis amounts to $5,386,834 which is comprised of $6,860,003 appreciation and $1,473,169 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($47,669,863) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $42,568,797)		$48,102,130
Income receivable		90,207
Receivable for investments sold		151,260
Receivable for shares sold		329,006

TOTAL ASSETS		48,672,603

Liabilities:
Payable for investments purchased	$718,708
Payable for shares redeemed	211,751
Accrued expenses	72,281

TOTAL LIABILITIES		1,002,740

Net assets for 3,301,554 shares outstanding		$47,669,863

Net Assets Consist of:
Paid in capital		$41,937,256
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		5,532,890
Accumulated net realized gain on investments and foreign currency transactions		155,930
Undistributed net investment income		43,787

TOTAL NET ASSETS		$47,669,863

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($20,961,833 ÷ 1,438,178 shares outstanding)		$14.58

Offering price per share (100/94.50 of $14.58)[1]		$15.43

Redemption proceeds per share		$14.58

Class B Shares:
Net asset value per share ($23,038,968 ÷ 1,607,837 shares outstanding)		$14.33

Offering price per share		$14.33

Redemption proceeds per share (94.50/100 of $14.33)[1]		$13.54

Class C Shares:
Net asset value per share ($3,669,062 ÷ 255,539 shares outstanding)		$14.36

Offering price per share		$14.36

Redemption proceeds per share (99.00/100 of $14.36)[1]		$14.22

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $16,311)			$567,580
Interest			154,090

TOTAL INCOME			721,670

Expenses:
Investment adviser fee		$300,870
Administrative personnel and services fee		185,002
Custodian fees		20,448
Transfer and dividend disbursing agent fees and expenses		75,271
Directors'/Trustees' fees		1,312
Auditing fees		17,216
Legal fees		7,864
Portfolio accounting fees		80,949
Distribution services fee--Class B Shares		115,274
Distribution services fee--Class C Shares		15,534
Shareholder services fee--Class A Shares		31,615
Shareholder services fee--Class B Shares		38,425
Shareholder services fee--Class C Shares		5,178
Share registration costs		50,684
Printing and postage		31,825
Insurance premiums		1,195
Taxes		2,230
Miscellaneous		2,507

TOTAL EXPENSES		983,399

Waiver and Reimbursements:
Waiver of investment adviser fee	$(300,870)
Reimbursement of investment adviser fee	(151)
Reimbursement of other operating expenses	(54,174)

TOTAL WAIVER AND REIMBURSEMENTS		(355,195)

Net expenses			628,204

Net investment income			93,466

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			134,756
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			3,891,493

Net realized and unrealized gain on investments and foreign currency transactions			4,026,249

Change in net assets resulting from operations			$4,119,715

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$93,466	$38,335
Net realized gain on investments and foreign currency transactions	134,756	282,608
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	3,891,493	654,937

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,119,715	975,880

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,845)	--
Class B Shares	(26,840)	--
Class C Shares	(2,746)	--
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(113,602)	(26,326)
Class B Shares	(170,865)	(17,518)
Class C Shares	(17,484)	(2,376)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(349,382)	(46,220)

Share Transactions:
Proceeds from sale of shares	38,410,957	15,301,925
Net asset value of shares issued to shareholders in payment of distributions declared	319,639	23,764
Cost of shares redeemed	(11,731,807)	(5,702,680)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	26,998,789	9,623,009

Change in net assets	30,769,122	10,552,669

Net Assets:
Beginning of period	16,900,741	6,348,072

End of period (including undistributed income of $43,787 and $0, respectively)	$47,669,863	$16,900,741

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.21	$11.99	$10.00
Income From Investment Operations:
Net investment income	0.10 [2]	0.09 [2]	0.01 [2]
Net realized and unrealized gain on investments and foreign currency transactions	1.53	1.21	1.98

TOTAL FROM INVESTMENT OPERATIONS	1.63	1.30	1.99

Less Distributions:
Distributions from net investment income	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.24)	(0.08)	--

TOTAL DISTRIBUTIONS	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.58	$13.21	$11.99

Total Return[3]	12.62%	10.87%	19.90%

Ratios to Average Net Assets:

Expenses	1.65%	1.60%	1.60%[4]

Net investment income	0.75%	0.79%	0.85%[4]

Expense waiver/reimbursement[5]	1.18%	3.37%	11.49%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$20,962	$6,333	$4,094

Portfolio turnover	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.09	$11.98	$10.00
Income From Investment Operations:
Net investment income	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	1.50	1.18	1.98

TOTAL FROM INVESTMENT OPERATIONS	1.50	1.19	1.98

Less Distributions:
Distributions from net investment income	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.24)	(0.08)	--

TOTAL DISTRIBUTIONS	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.33	$13.09	$11.98

Total Return[4]	11.72%	9.96%	19.80%

Ratios to Average Net Assets:

Expenses	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(0.01%)	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$23,039	$9,563	$1,911

Portfolio turnover	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.11	$11.98	$10.00
Income From Investment Operations:
Net investment income	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	1.51	1.20	1.98

TOTAL FROM INVESTMENT OPERATIONS	1.51	1.21	1.98

Less Distributions:
Distributions from net investment income	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.24)	(0.08)	--

TOTAL DISTRIBUTIONS	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.36	$13.11	$11.98

Total Return[4]	11.78%	10.13%	19.80%

Ratios to Average Net Assets:

Expenses	2.40%	2.35%	2.35%[5]

Net investment income	0.00%[6]	0.04%	0.10%[5]

Expense waiver/reimbursement[7]	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,669	$1,005	$343

Portfolio turnover	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 Amount does not round to 0.01%.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase and Reverse Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the political inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distribution

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(14,926)	$14,926

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses my occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,324,727	$17,736,580	455,958	$5,757,599
Shares issued to shareholders in payment of distributions declared	9,817	125,564	505	6,189
Shares redeemed	(375,752)	(4,934,270)	(318,686)	(3,915,384)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	958,792	$12,927,874	137,777	$1,848,404

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,214,969	$16,305,772	704,800	$8,841,323
Shares issued to shareholders in payment of distributions declared	13,848	175,211	1,303	15,948
Shares redeemed	(351,593)	(4,804,699)	(134,984)	(1,687,785)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	877,224	$11,676,284	571,119	$7,169,486

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	333,080	$4,368,605	55,959	$703,003
Shares issued to shareholders in payment of distributions declared	1,487	18,864	162	1,627
Shares redeemed	(155,637)	(1,992,838)	(8,162)	(99,511)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	178,930	$2,394,631	47,959	$605,119

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,014,946	$26,998,789	756,855	$9,623,009

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2000 and has no present intention of paying or accruing the distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 2000, were as follows:

Purchases	$36,332,015

Sales	$11,330,245

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $93,037 as long-term capital gain dividends for the year ended November 30, 2000.

Report of Ernst & Young LLP,
Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT
SERIES, INC. AND SHAREHOLDERS OF
FEDERATED GLOBAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Financial Services Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Financial Services Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY J. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Financial Services Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

G02455-03 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated International Growth Fund

A Portfolio of Federated World Investment Series, Inc.

4TH ANNUAL REPORT

November 30, 2000

Established 1997

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated International Growth Fund

President's Message

Dear Shareholder:

Federated International Growth Fund was created in 1997, and I am pleased to present its fourth Annual Report. As of November 30, 2000, the fund's net assets totaled $59.1 million and were invested in shares of four international equity funds all managed by Federated Global Investment Management Corp.:

Federated Asia Pacific Growth Fund;

Federated Emerging Markets Fund;

Federated European Growth Fund; and

Federated International Small Company Fund.

This "fund of funds" approach offers shareholders significant long-term growth opportunities by investing in as many as four different international stock mutual funds, and provides an extremely high level of diversification, far beyond what a single regional international fund can achieve. However, the international stock markets mirrored the major U.S. indexes, as the large-cap sectors along with the technology, media and telecommunications sectors declined in March, again in September, and further weakness was experienced during the fourth quarter of the year 2000. This broadly diversified fund gives investors one-investment access to an array of countries (both developed and emerging), industries, and companies (both large-cap and small-cap). The fund's investment profile typically includes exposure to higher growth and higher risk areas of international markets. The fund's management team performs all of the research and quantitative work needed to allocate the fund's assets in the various international arenas.1

This report covers 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Stephen F. Auth, Senior Vice President of Federated Global Investment Management Corp. Following his discussion, which presents his outlook on international economic and market conditions and the fund's strategy, you will find two additional items of shareholder interest. First is a complete listing of the fund's equity investments, and second is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period, including income distributions, follows.2

	Net Asset Value Change	Income	Total Return
Class A Shares	$12.35 to $9.68 = (21.62%)	$0.562	(18.33%)
Class B Shares	$12.24 to $9.56 = (21.90%)	$0.493	(19.00%)
Class C Shares	$12.28 to $9.59 = (21.91%)	$0.506	(18.95%)

Please remember that Federated International Growth Fund is a relatively new fund. With international investing in particular, there will inevitably be periods of negative volatility, such was the case when the fund was introduced in this past fiscal year. The key to long-term success is investing through the positive as well as negative periods. On average, and this is shown through the historical performance of many financial markets, the positive periods significantly outweigh the negative.

Fund managers are optimistic about three factors that could help the international stock markets going forward: 1) the U.S. lowers interest rates in 2001; 2) strong performance of the euro against the U.S. dollar, which has outperformed the world's currencies for the past five years; and 3) the stocks of many European companies are attractively priced in comparison to their U.S. counterparts. We believe this "fund of funds" is well positioned to capitalize on the global stock market potential.

I strongly recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging,3 and thus, increasing the number of shares you own for future income.

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (22.83%), (23.30%), and (19.73%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Stephen F. Auth

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What is your analysis of the fund's fiscal year ended November 30, 2000, as a difficult year for stocks worldwide, but particularly international stocks?

Markets were unusually volatile throughout the year. By market, the worst performing of the major world stock indexes was Japan, with the MSCI Japan Index down 18.8% in U.S. dollars.1 Surprisingly, the European markets outperformed the U.S. market in local currency terms, up 7%-9% compared to (6.6%) for the U.S. market. However, returns to U.S. dollar-based investors in Europe were hurt by the weak euro, driving dollar-based returns on the MSCI Europe Index to (5.5%) for the quarter. The emerging markets performed even more poorly, down 23.6% for the year. This weakness mostly reflected poor performance in emerging Asia, down 9.7% for the year.

The key factor driving the global markets later in the year was signs of a slowdown in the U.S. economy. Investors first worried about if and when the Federal Reserve Board ("the Fed") would next hike interest rates, and then worried that a slower U.S. economy might translate into disappointing earnings growth in many sectors. Technology stocks led a short market rally in August, as investors discounted the end of the Fed's rate hikes. Then the technology stocks led the market down in September, as several U.S. technology companies pre-warned of slowing earnings. The strongest performing sectors were largely defensive in nature: utilities, financials, and health care. Energy stocks also performed well, as investors discounted the possibility of higher energy prices for a longer time than most had previously expected.

1 MSCI Japan Index is an unmanaged index of over 317 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes.

How did the fund perform during the reporting period compared to the overall international equity market?

For the fiscal year ended November 30, 2000, the fund's Class A, B, and C Shares produced total returns, based on net asset value, of (18.33%), (19.00%), and (18.95%), respectively. These returns lagged the (8.92%) return of the Lipper International Funds Average.

What accounted for the fund's performance versus its peer group and the EAFE Index?

The fund's underperformance in the reporting period reflects relatively weak performance from its investments in the Federated Asia Pacific Growth Fund, down 32.4% for the reporting period, and the Federated Emerging Markets Fund, down 23.8% for the reporting period. Both of these funds were hurt by the relatively poor performance of the markets in their regions, as investors drew funds back into the United States during a period of uncertainty in the global markets. In addition, both funds underperformed their benchmark indexes and Lipper peer groups, largely due to overweightings in technology and telecommunications stocks. The performance of the underlying fund's Class A Shares for the past 12-month reporting period based on net asset value was:

Federated Asia Pacific Growth Fund	(34.24%)
Federated Emerging Markets Fund	(26.44%)
Federated European Growth Fund	(7.73%)
Federated International Small Company Fund	(28.92%)

If there is comfort to be taken from these results, it is that the fund's underperformance in the year's third quarter was more modest than the first half of the year, when results suffered especially hard from large overweights in the underlying portfolios in technology and telecommunications stocks.2 The funds' managers cut back these overweights prior to and during the third quarter of 2000, with the fund's underlying portfolios invested approximately 24% in these sectors compared to 32% at the beginning of the quarter. In general, the underlying funds replaced this exposure by increasing their investments in energy, health care, and financials, all of which performed better during the third quarter of 2000.

How were the fund's assets diversified among the four Federated-managed international mutual funds at the end of the reporting period?

As of November 30, 2000, the assets of Federated International Growth Fund were allocated as follows:

Percentage of Net Assets
Federated European Growth Fund	39.09%
Federated International Small Company Fund	25.78%
Federated Emerging Markets Fund	16.17%
Federated Asia Pacific Growth Fund	15.47%

The top two holdings per individual fund as of November 30, 2000, were as follows:

Fund	Name	Country	Percentage of Net Assets of Each Fund
Federated Asia Pacific Growth Fund	Ishikawajima-Harima Heavy Industries Co., Ltd.	Japan	2.8%
	Amada Co., Ltd.	Japan	2.7%
Federated European Growth Fund	Shell Transport and Trading Co.	United Kingdom	2.4%
	Alleanza Assicurazioni	Italy	2.3%
Federated International Small Company Fund	Vestas Wind Systems AS	Denmark	2.1%
	Matalan	United Kingdom	1.8%
Federated Emerging Markets Fund	Telefonos de Mexico	Mexico	3.3%
	Teva Pharmaceuticals Industries Ltd., ADR	Israel	3.2%

2 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

As we leave a difficult year for the international marketplace, what is your outlook for international equities as we enter the year 2001, and how are you structuring the fund's allocations?

We remain optimistic that the market trend from here should be upward, albeit with ongoing volatility. With a domestic and global slowdown now in the cards, the markets can begin looking forward to central bank interest rate cuts. The market correction in the year 2000 has discounted a significant deceleration of earnings growth ahead in many market sectors. With these two negatives behind us, global markets are poised to move forward, driven first by reviving liquidity conditions and, by later next year, better earnings news.

Two key risks remain for the markets ahead. First, central bank rate cuts could be less than investors expect or the global economies need, increasing the risk of a recession, at least in the United States. Second, earnings numbers could come in even lower than the markets have already discounted. This risk is more stock specific, with the highest risks in the technology sector.

The fund's largest position remains in Federated European Growth Fund (39.1%). We expect the overall European economy to remain resilient next year, while the euro is showing signs of stability and, longer term, should appreciate back towards fair value with the U.S. dollar. The fund's second largest position is in Federated International Small Company Fund (25.8%). We are also continuing to hold our positions in Federated Emerging Markets Fund (16.2%) and Federated Asia Pacific Growth Fund (15.5%). We view both these markets, though riskier, as highly oversold relative to fundamentals and likely to move significantly higher over the next 12 to 24 months.

Where in the World Should You Invest?

[Graphic Representation Omitted - See Appendix]

FEDERATED ASIA PACIFIC GROWTH FUND

FEDERATED EMERGING MARKETS FUND

FEDERATED EUROPEAN GROWTH FUND

FEDERATED GLOBAL EQUITY FUND

FEDERATED GLOBAL FINANCIAL SERVICES FUND

FEDERATED INTERNATIONAL GROWTH FUND

FEDERATED INTERNATIONAL EQUITY FUND

FEDERATED INTERNATIONAL HIGH INCOME FUND

FEDERATED INTERNATIONAL BOND FUND

FEDERATED INTERNATIONAL SMALL COMPANY FUND

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the United States for long-term growth potential.

Call your investment representative to buy shares of nine international equity funds and two international income funds from Federated Securities Corp.

For more complete information about any of these funds, call 1-800-341-7400 to ask for a prospectus and read it carefully before you invest.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Federated International Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe, Australia Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(22.83%)
Start of Performance (7/1/1997)	(0.99%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-ACW and MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(23.30%)
Start of Performance (7/1/1997)	(0.96%)

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-ACW and MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated International Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(19.73%)
Start of Performance (7/1/1997)	0.02%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI-EAFE have not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charge.

Portfolio of Investments

November 30, 2000

Shares		Value in U.S. Dollars
	MUTUAL FUND SHARES--100.0%
1,024,562	Federated Asia Pacific Growth Fund, Class A	$9,149,340
1,058,211	Federated Emerging Markets Fund, Class A	9,566,227
1,507,145	Federated European Growth Fund, Class A	23,119,602
609,835	Federated International Small Company Fund, Class A	15,245,885
2,050,799	Prime Value Obligations Fund, Class IS	2,050,799

	TOTAL INVESTMENTS (IDENTIFIED COST $61,319,494)[1]	$59,131,853

1 The cost of investments for federal tax purposes amounts to $61,957,551. The net unrealized depreciation of investments on a federal tax basis amounts to $2,825,698 which is comprised of $3,587,157 appreciation and $6,412,855 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($59,145,754) at November 30, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $61,319,494)		$59,131,853
Cash		57,080
Receivable for shares sold		43,789
Deferred organizational costs		14,900

TOTAL ASSETS		59,247,622

Liabilities:
Payable for shares redeemed	$70,939
Accrued expenses	30,929

TOTAL LIABILITIES		101,868

Net assets for 6,131,155 shares outstanding		$59,145,754

Net Assets Consist of:
Paid in capital		$65,156,453
Net unrealized depreciation of investments		(2,187,641)
Accumulated net realized loss on investments		(3,850,718)
Undistributed net investment income		27,660

TOTAL NET ASSETS		$59,145,754

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($40,431,761 ÷ 4,175,372 shares outstanding)		$9.68

Offering price per share (100/94.50 of $9.68)[1]		$10.24

Redemption proceeds per share		$9.68

Class B Shares:
Net asset value per share ($14,480,114 ÷ 1,514,116 shares outstanding)		$9.56

Offering price per share		$9.56

Redemption proceeds per share (94.50/100 of $9.56)[1]		$9.03

Class C Shares:
Net asset value per share ($4,233,879 ÷ 441,667 shares outstanding)		$9.59

Offering price per share		$9.59

Redemption proceeds per share (99.00/100 of $9.59)[1]		$9.49

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends			$2,507,131
Interest			250,978

TOTAL INCOME			2,758,109

Expenses:
Administrative personnel and services fee		$185,000
Custodian fees		6,342
Transfer and dividend disbursing agent fees and expenses		129,454
Directors'/Trustees' fees		1,419
Auditing fees		10,086
Legal fees		5,463
Portfolio accounting fees		78,249
Distribution services fee--Class B Shares		126,889
Distribution services fee--Class C Shares		34,282
Shareholder services fee--Class A Shares		120,575
Shareholder services fee--Class B Shares		42,296
Shareholder services fee--Class C Shares		11,427
Share registration costs		52,585
Printing and postage		35,265
Insurance premiums		1,279
Taxes		5,355
Miscellaneous		13,129

TOTAL EXPENSES		859,095

Waivers and Reimbursements:
Waiver of shareholder services fee--Class A Shares	$(120,575)
Waiver of shareholder services fee--Class B Shares	(42,296)
Waiver of shareholder services fee--Class C Shares	(11,427)
Reimbursement of investment adviser fee	(90)
Reimbursement of other operating expenses	(415,716)

TOTAL WAIVERS AND REIMBURSEMENTS		(590,104)

Net expenses			268,991

Net investment income			2,489,118

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions			717,242
Net change in unrealized appreciation of investments			(18,233,156)

Net realized and unrealized loss on investment transactions			(17,515,914)

Change in net assets resulting from operations			$(15,026,796)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,489,118	$151,593
Net realized gain on investment transactions	717,242	314,023
Net change in unrealized appreciation of investment	(18,233,156)	14,901,475

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(15,026,796)	15,367,091

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,841,394)	(145,393)
Class B Shares	(520,014)	(2,171)
Class C Shares	(103,846)	(233)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,465,254)	(147,797)

Share Transactions:
Proceeds from sale of shares	98,773,780	32,174,691
Net asset value of shares issued to shareholders in payment of distributions declared	1,633,208	92,098
Cost of shares redeemed	(77,755,382)	(22,306,048)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,651,606	9,960,741

Change in net assets	5,159,556	25,180,035

Net Assets:
Beginning of period	53,986,198	28,806,163

End of period (including undistributed net investment income of $27,660 and $3,796, respectively)	$59,145,754	$53,986,198

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.35	$ 8.38	$ 8.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.58	0.07	0.04 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.69)	3.96	(0.33)	(1.26)

TOTAL FROM INVESTMENT OPERATIONS	(2.11)	4.03	(0.29)	(1.27)

Less Distributions:
Distributions from net investment income	(0.56)	(0.06)	(0.06)	--

Net Asset Value, End of Period	$ 9.68	$12.35	$ 8.38	$ 8.73

Total Return[3]	(18.33%)	48.44%	(3.37%)	(12.70%)

Ratios to Average Net Assets:

Expenses	0.15%	0.07%	0.08%	0.07%[4]

Net investment income (net operating loss)	3.99%	0.65%	0.51%	(0.01%)[4]

Expense waiver/reimbursement[5]	0.85%	1.49%	1.92%	4.32%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$40,432	$39,386	$19,440	$10,562

Portfolio turnover	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997, (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.24	$ 8.31	$ 8.71	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.47	(0.00)[2]	(0.02)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.66)	3.93	(0.34)	(1.28)

TOTAL FROM INVESTMENT OPERATIONS	(2.19)	3.93	(0.36)	(1.29)

Less Distributions:
Distributions from net investment income	(0.49)	(0.00)[2]	(0.04)	--

Net Asset Value, End of Period	$ 9.56	$12.24	$ 8.31	$ 8.71

Total Return[4]	(19.00%)	47.33%	(4.14%)	(12.90%)

Ratios to Average Net Assets:

Expenses	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	2.84%	(0.10%)	(0.24%)	(0.77%)[5]

Expense waiver/reimbursement[6]	0.85%	1.49%	1.92%	2.78%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$14,480	$12,317	$8,212	$5,036

Portfolio turnover	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.28	$ 8.33	$ 8.72	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.47	(0.00)[2]	(0.02)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.65)	3.95	(0.33)	(1.27)

TOTAL FROM INVESTMENT OPERATIONS	(2.18)	3.95	(0.35)	(1.28)

Less Distributions:
Distributions from net investment income	(0.51)	(0.00)[2]	(0.04)	--

Net Asset Value, End of Period	$ 9.59	$12.28	$ 8.33	$ 8.72

Total Return[4]	(18.95%)	47.45%	(3.99%)	(12.80%)

Ratios to Average Net Assets:

Expenses	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	1.87%	(0.10%)	(0.24%)	(0.77%)[5]

Expense waiver/reimbursement[6]	0.85%	1.49%	1.92%	2.69%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,234	$2,284	$1,154	$680

Portfolio turnover	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital. The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may by valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November, 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $3,723,538, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,941,879	$62,675,260	2,660,753	$26,693,042
Shares issued to shareholders in payment of distributions declared	78,861	1,055,154	10,444	89,817
Shares redeemed	(4,035,017)	(51,336,551)	(1,800,577)	(17,702,441)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	985,723	$12,393,863	870,620	$9,080,418

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	744,973	$9,724,988	273,359	$2,722,015
Shares issued to shareholders in payment of distributions declared	37,244	496,087	241	2,065
Shares redeemed	(274,453)	(3,339,852)	(255,138)	(2,367,708)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	507,764	$6,881,223	18,462	$356,372

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,192,920	$26,373,532	257,750	$2,759,634
Shares issued to shareholders in payment of distributions declared	6,140	81,967	25	216
Shares redeemed	(1,943,360)	(23,078,979)	(210,253)	(2,235,899)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	255,700	$3,376,520	47,522	$523,951

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,749,187	$22,651,606	936,604	$9,960,741

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The investment adviser fee is contingent upon the grant of certain exemptive relief from the Securities and Exchange Commission. If the Fund were paying or accruing the investment adviser fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the year ended November 30, 2000.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not pay or accrue the 12b-1 fee during the fiscal year ended November 30, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2000, the Fund expensed $9,245 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$35,497,365

Sales	$ 7,199,877

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2000, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Growth Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

G02270-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated International High Income Fund

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2000

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated
International High
Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its fifth Annual Report. As of November 30, 2000, the fund's net assets of $80.8 million were invested in over 45 issues spread across 21 government bonds and 24 international corporate issues in 19 countries. The fund offers shareholders significant income opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside the United States--both in the emerging and developed markets.1 This income portfolio can easily complement other international investments or other domestic bond funds by emphasizing its diversification. The year 2000 caused investors to view income in an attractive light, and high current income paid monthly may well be welcome in 2001.

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with Robert Kowit, Vice President, who co-manages the fund with Micheal Casey, Vice President, both of Federated Global Investment Management Corp. Following their discussion covering international economic and market conditions and fund strategy are two additional items of shareholder interest. First is a complete listing of the fund's international bond investments, and second is the publication of the fund's financial statements.

Federated International High Income Fund presents an excellent opportunity to increase your international exposure with a diversified portfolio of fixed-income securities. The bonds in the fund are not only generous income-paying issues, but offer the potential for long-term capital appreciation. In domestic bonds, interest rate cuts influenced bond prices positively. In international bonds, a weaker U.S. dollar bodes well for bond prices as, for several years, the U.S. dollar was strong against the euro, yen, pound, mark, etc.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period, including income and return of capital distributions, follows.2

	Total Return	Income	Return of Capital	Net Asset Value Change
Class A Shares	0.84%	$0.346	$0.434	$7.71 to $7.01 = (9.08%)
Class B Shares	0.07%	$0.320	$0.402	$7.71 to $7.01 = (9.08%)
Class C Shares	0.07%	$0.320	$0.402	$7.71 to $7.01 = (9.08%)

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and add to their accounts to compound their shares and own more shares for future income. I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high.

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (3.66%), (4.93%), and (0.84%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Robert M. Kowit

Vice President

Federated Global
Investment
Management Corp.

Micheal W. Casey

Vice President

Federated Global
Investment
Management Corp.

Investment Review

How did Federated International High Income Fund perform over its fiscal year?

For the 12-month period ended November 30, 2000, the fund's total returns based on net asset value were: Class A Shares, 0.84%; Class B Shares, 0.07%; and Class C Shares, 0.07%. These returns were greater than the (6.82%) return of the developed markets as measured by the J.P. Morgan Non-Dollar Bond Index.1

The fund invests in developed markets, emerging markets and European high yield debt. You previously addressed the developed markets but how did the emerging and European high yield markets perform?

The Lehman Brothers Emerging Markets Bond Index was up 10.02%, and over 40% of that figure was attributable to Russia's performance in the first quarter of 2000.2 During the first quarter of 2000, we had no allocation to Russian bonds primarily based upon year 2000 concerns. However, after a visit to Russia in February, we reinstated our Russian bond holdings, which have performed very well for the fund.

Both developed market debt and European high-yield debt have performed poorly in U.S. dollar terms. With an allocation of 20%-30% in a combination of European high-yield (down 21.02%) and developed markets (down 6.81%), the positive returns of the fund's emerging markets positions were neutralized.

1 The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

2 The Lehman Brothers Emerging Market Bond Index (EMBI) tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

Income is a primary consideration for shareholders. What level of income did the fund provide during the period?

The fund paid a healthy income stream totaling $0.780 per share for Class A Shares, $0.722 for Class B Shares, and $0.722 per share for Class C Shares. From a yield perspective, the fund's 30-day SEC yield as of November 30, 2000 was 12.21% based on offering price for Class A Shares, 12.02% for Class B Shares and 12.02% for Class C Shares. Dividends are paid monthly to shareholders.

What is the fund's current allocation to developed and emerging markets?

The fund has an allocation of 80% to the emerging markets and 20% in European high-yield corporate bond issues.

What were the fund's top five government and corporate holdings as of November 30, 2000?

The fund's top five international government holdings were:

Country/Coupon/Maturity	Percentage of Net Assets
Russia, Government of, Unsub., 12.75%, 6/24/2008	7.87%
Brazil, Government of, Unsub., 11.00%, 8/17/2040	6.27%
Kazakhstan, Government of, Bond, 11.125%, 5/11/2007	4.00%
Brazil, Government of, 14.50%, 10/15/2009	3.92%
Mexico, Government of, Note, 9.875%, 2/10/2010	3.74%
TOTAL	25.80%

The fund's top five international corporate holdings were:

Name/Coupon/Maturity	Country	Percentage of Net Assets
Grupo Elektra SA de CV, Sr. Note, 12.00%, 4/1/2008	Mexico	4.14%
Companhia Petrolifera Marlim, 12.25%, 9/26/2008	Brazil	3.48%
Versatel Telecom International NV, Sr. Notes, Series F, 11.875%, 7/15/2009	Netherlands	3.19%
Alestra, SA, 12.625%, 5/15/2009	Mexico	2.91%
Premier Intl. Foods PLC, 12.00%, 9/1/2009	United Kingdom	2.84%
TOTAL		16.56%

What are the top five emerging markets in which the fund invested?

As of November 30, 2000, the five emerging markets in which the fund had credit exposure to either foreign governments or companies were:

Country	Percentage of Net Assets
Brazil	18.10%
Mexico	14.98%
Russia	12.61%
Turkey	5.59%
Kazakhstan	4.00%

Brazil: Growth should improve to 4.5% in 2001, with inflation falling to 4.5% from 6.6%. Foreign direct investments should maintain its pace at about $28 billion annually. The country's rating is expected to be upgraded to BB in early 2001.

Mexico: Continued strong fundamentals with 2000 growth close to 5% and inflation at about 7%. The country's rating is expected to be upgraded to BBB early in 2001.

Russia: Growth continues at 5%, and President Putin's reforms are moving forward. Reserves continue to grow and will end the year at about $29 billion.

Turkey: An IMF-backed stabilization program and continued privatization should be positive factors for Turkey. Inflation, which had averaged 60%-80% over the last few years, is expected to be about 30% this year, more than the 25% goal.

Kazakhstan: Even with declining oil prices, Kazakhstan has increased export capacity and new oil discoveries. The country has a strong banking system and pension funds.

As we reach the end of 2000, what is your outlook for high-yield bonds in the emerging and developed bond markets?

Emerging markets have continued to show improved fundamentals and credit quality. Sometime in early 2001, we expect to see Brazil upgraded to BB status, which will bring the average quality of the major indexes to BB. (The fund currently has a 18.10% holding in Brazil.)

The Lehman Universal Bond Index, which has a 4% weighting to emerging markets, is gradually replacing the Lehman Aggregate Bond Index. This should gradually add over $20 billion in new money to emerging markets.

Looking back over the years, we have seen a pattern that led to lower inflation and improved fiscal disciplines. This makes us optimistic about international bond prices. In addition, the U.S. dollar, which seems to have peaked recently, is expected to gradually reverse its strength, which will be very beneficial to our non-dollar holdings.

We believe this historical pattern will favor international currencies and influence bond prices around the world. Again, we are very optimistic about the fund's holdings.

Federated International High Income Fund --Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2000 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(3.66%)
Start of Performance (10/2/1996)	1.03%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% (10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated International High Income Fund --Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2000 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(4.93%)
Start of Performance (10/2/1996)	1.05%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated International High Income Fund --Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2000 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2000
1 Year	(0.84%)
Start of Performance (10/2/1996)	1.38%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.0%
		Telecommunications & Cellular--0.0%
1,000	[1,2,3]	Enitel ASA, Warrants	$7
900	[1]	Jazztel PLC, Warrants	1,174
2,500	[1]	Maxcom Telecom, Warrants	125

		TOTAL COMMON STOCKS (IDENTIFIED COST $70,963)	1,306

		CORPORATE BONDS--44.3%
		Air Transportation--2.7%
2,500,000		CHC Helicopter Corp., Company Guarantee, 11.75%, 7/15/2007	2,174,000

		Cable & Wireless Television--2.2%
2,000,000	[2,3]	Callahan Nordrhein Westfalen, Sr. Note, 14.00%, 7/15/2010	1,750,000

		Chemicals & Plastics--2.3%
2,000,000		Avecia Group PLC, Company Guarantee, 11.00%, 7/1/2009	1,890,000

		Food & Drug Retailers--2.8%
3,000,000	[2,3]	Premier Intl. Foods PLC, 12.00%, 9/1/2009	2,297,500

		Home Products & Furnishings--1.7%
1,500,000	[2,3]	Grohe Holding GMBH, Sr. Note, 11.50%, 11/15/2010	1,330,488

		Oil & Gas--5.5%
3,000,000	[2,3]	Companhia Petrolifera Marlim, 12.25%, 9/26/2008	2,812,500
2,000,000	[2,3]	Petroplus Funding BV, Bond, 10.50%, 10/15/2010	1,617,456

		TOTAL	4,429,956

		Rail Industry--2.4%
2,300,000		Mrs. Logistica SA, Bond, 10.625%, 8/15/2005	1,976,970

		Retailers--4.1%
3,600,000		Grupo Elektra SA de CV, Sr. Note, 12.00%, 4/1/2008	3,347,075

		Steel--2.0%
2,000,000		CSN Iron SA, Company Guarantee, 9.125%, 6/1/2007	1,598,668

		Technology Services--1.7%
1,500,000	[2,3]	Hyundai Semiconductor, 8.625%, 5/15/2007	1,333,110

		Telecommunications & Cellular--16.9%
3,000,000		Alestra SA, 12.625%, 5/15/2009	2,355,000
2,000,000		Cellco Finance NV, Sr. Note, 12.75%, 8/1/2005	1,912,500
1,000,000		Enitel ASA, 12.50%, 4/15/2010	482,193
900,000		Jazztel PLC, Series XW1, 14.00%, 7/15/2010	520,456
Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
1,000,000	[2,3]	Jazztel PLC, Sr. Note, 13.25%, 12/15/2009	$565,240
500,000	[2]	Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	291,316
2,500,000		Maxcom Telecomunicacione, Unit, Sr. Note, 13.75%, 4/1/2007	1,237,500
600,000		Netia Holdings, Series B, 0/11.25%, 11/1/2007	363,000
1,000,000		Nuevo Grupo Iusacell SA de CV, 14.25%, 12/1/2006	1,015,000
1,500,000		Partner Communications, Sr. Sub. Note, 13.00%, 8/15/2010	1,222,500
5,250,000		Telkom SA Ltd., 10.00%, 3/31/2008	566,529
4,000,000		Versatel Telecom International NV, Sr. Note, 11.875%, 7/15/2009	2,580,000
1,000,000	[2,3]	Viatel, Inc., Sr. Note, 12.75%, 4/15/2008	556,979

		TOTAL	13,668,213

		TOTAL CORPORATE BONDS (IDENTIFIED COST $40,894,810)	35,795,980

		SOVEREIGN GOVERNMENTS--50.9%
3,012,000		Brazil, Government of, 14.50%, 10/15/2009	3,165,079
6,700,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	5,065,709
2,600,000		Colombia, Government of, Bond, 11.75%, 2/25/2020	2,071,576
150,000,000		Hungary, Government of, 13.50%, 1/12/2001	492,863
100,000,000		Hungary, Government of, Bond, 14.00%, 6/24/2002	340,126
172,500,000		Hungary, Government of, Bond, 14.00%, 12/12/2002	592,321
3,000,000	[2,3]	Kazakhstan, Government of, Bond, 11.125%, 5/11/2007	3,232,500
1,500,000		Lesotho Water Authority, Bond, 12.50%, 4/15/2002	194,819
2,600,000		Lesotho Water Authority, Foreign Gov't. Guarantee, 13.00%, 9/15/2010	322,861
1,100,000		Mexico, Government of, Foreign Gov't. Guarantee, 7.5325%, 12/31/2019	1,127,500
2,900,000		Mexico, Government of, Note, 9.875%, 2/1/2010	3,023,250
15,500,000		Poland, Government of, Bond, 8.50%, 6/12/2005	2,770,940
2,900,000	[2,3]	Qatar, Government of, Bond, 9.75%, 6/15/2030	2,909,831
1,600,000		Russia, Government of, 10.00%, 6/26/2007	1,152,000
4,389,250	[2,3]	Russia, Government of, Bond, 8.25%, 3/31/2010	2,677,442
7,850,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	6,358,500
3,500,000		South Africa, Government of, 13.50%, 9/15/2015	460,223
2,000,000		Turkey, Government of, Bond, 11.75%, 6/15/2010	1,720,000
1,000,000		Turkey, Government of, Sr. Unsub., 12.375%, 6/15/2009	880,000
1,500,000		Venezuela, Government of, Bond, 13.625%, 8/15/2018	1,380,000
1,428,560		Venezuela, Government of, Deb., 7.875%, 12/18/2007	1,185,705

		TOTAL SOVERIGN GOVERNMENTS (IDENTIFIED COST $43,659,928)	41,123,245

Shares			Value in U.S. Dollars
		MUTUAL FUND--10.7%
8,687,543		Prime Value Obligations Fund, Class IS (at net asset value)	$8,687,543

		TOTAL INVESTMENTS (IDENTIFIED COST $93,313,244)[4]	$85,608,074

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 2000, these securities amounted to $21,374,369 which represents 26.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $21,083,053 which represents 26.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $93,313,244. The net unrealized depreciation of investments on a federal tax basis amounts to $7,705,170 which is comprised of $580,130 appreciation and $8,285,300 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($80,802,409) at November 30, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified and tax cost $93,313,244)		$85,608,074
Cash denominated in foreign currencies (identified cost $48,899)		46,114
Income receivable		3,108,991
Receivable for investments sold		996,583
Receivable for shares sold		86,889
Deferred organizational costs		8,721

TOTAL ASSETS		89,855,372

Liabilities:
Payable for investments purchased	$8,365,115
Payable for shares redeemed	101,104
Income distribution payable	485,684
Accrued expenses	101,060

TOTAL LIABILITIES		9,052,963

Net assets for 11,520,174 shares outstanding		$80,802,409

Net Assets Consist of:
Paid in capital		$105,035,243
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(7,720,845)
Accumulated net realized loss on investments and foreign currency transactions		(15,821,534)
Accumulated distributions in excess of net investment income		(690,455)

TOTAL NET ASSETS		$80,802,409

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($18,170,315 ÷ 2,590,801 shares outstanding)		$7.01

Offering price per share (100/95.50 of $7.01)[1]		$7.34

Redemption proceeds per share		$7.01

Class B Shares:
Net asset value per share ($57,170,791 ÷ 8,150,754 shares outstanding)		$7.01

Offering price per share		$7.01

Redemption proceeds per share (94.50/100 of $7.01)[1]		$6.62

Class C Shares:
Net asset value per share ($5,461,303 ÷ 778,619 shares outstanding)		$7.01

Offering price per share		$7.01

Redemption proceeds per share (99.00/100 of $7.01)[1]		$6.94

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $4,940)			$44,460
Interest			10,401,687

TOTAL INCOME			10,446,147

Expenses:
Investment adviser fee		$764,585
Administrative personnel and services fee		185,000
Custodian fees		53,044
Transfer and dividend disbursing agent fees and expenses		103,344
Directors'/Trustees' fees		1,886
Auditing fees		25,970
Legal fees		133,284
Portfolio accounting fees		83,598
Distribution services fee--Class B Shares		492,337
Distribution services fee--Class C Shares		45,171
Shareholder services fee--Class A Shares		45,709
Shareholder services fee--Class B Shares		164,112
Shareholder services fee--Class C Shares		15,057
Share registration costs		39,614
Printing and postage		45,205
Insurance premiums		1,321
Taxes		11,328
Interest expense		2,021
Miscellaneous		16,541

TOTAL EXPENSES		2,229,127

Waiver and Reimbursement:
Waiver of investment adviser fee	$(700,125)
Reimbursement of investment adviser fee	(145)

TOTAL WAIVER AND REIMBURSEMENT		(700,270)

Net expenses			1,528,857

Net investment income			8,917,290

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $113,334)			(8,478,214)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			143,228

Net realized and unrealized loss on investments and foreign currency transactions			(8,334,986)

Change in net assets resulting from operations			$582,304

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,917,290	$10,927,190
Net realized loss on investments and foreign currency transactions	(8,478,214)	(11,742,170)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	143,228	7,020,034

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	582,304	6,205,054

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(833,006)	(1,625,090)
Class B Shares	(2,762,140)	(6,725,976)
Class C Shares	(253,780)	(657,826)
Distributions from paid in capital
Class A Shares	(1,049,690)	(131,312)
Class B Shares	(3,480,638)	(543,479)
Class C Shares	(319,795)	(53,154)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,699,049)	(9,736,837)

Share Transactions:
Proceeds from sale of shares	26,829,076	45,603,157
Net asset value of shares issued to shareholders in payment of distributions declared	2,719,442	2,735,426
Cost of shares redeemed	(36,548,498)	(38,504,202)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,999,980)	9,834,381

Change in net assets	(15,116,725)	6,302,598

Net Assets:
Beginning of period	95,919,134	89,616,536

End of period	$80,802,409	$95,919,134

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income From Investment Operations:
Net investment income	0.78	0.93 [2]	0.94	1.18	0.17 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.70)	(0.37)	(1.49)	(0.78)	0.13

TOTAL FROM INVESTMENT OPERATIONS	0.08	0.56	(0.55)	0.40	0.30

Less Distributions:
Distributions from net investment income	(0.35)	(0.78)	(0.96)	(1.02)	(0.17)
Distributions in excess of net investment income	--	--	--	--	(0.01)[3]
Distributions from paid in capital[4]	(0.43)[2]	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[5]	--	--

TOTAL DISTRIBUTIONS	(0.78)	(0.84)	(0.96)	(1.02)	(0.18)

Net Asset Value, End of Period	$ 7.01	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[6]	0.84%	7.55%	(5.95%)	4.02%	2.99%

Ratios to Average Net Assets:

Expenses	1.10%	0.96%	0.82%	0.75%	0.75%[7]

Net investment income	10.55%	12.09%	11.07%	10.54%	9.19%[7]

Expense waiver/reimbursement[8]	0.78%	0.79%	0.99%	2.03%	8.46%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$18,170	$17,793	$11,052	$9,073	$599

Portfolio turnover	236%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

4 Represents a return of capital for federal income tax purposes.

5 Per share amount does not round to $(0.01).

6 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

7 Computed on an annualized basis.

8 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income From Investment Operations:
Net investment income	0.73	0.88 [2]	0.89	0.96	0.18 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.71)	(0.38)	(1.50)	(0.63)	0.11

TOTAL FROM INVESTMENT OPERATIONS	0.02	0.50	(0.61)	0.33	0.29

Less Distributions:
Distributions from net investment income	(0.32)	(0.72)	(0.90)	(0.95)	(0.17)
Distributions from paid in capital[3]	(0.40)[2]	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	--	--

TOTAL DISTRIBUTIONS	(0.72)	(0.78)	(0.90)	(0.95)	(0.17)

Net Asset Value, End of Period	$ 7.01	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[5]	0.07%	6.73%	(6.67%)	3.24%	2.87%

Ratios to Average Net Assets:

Expenses	1.85%	1.71%	1.57%	1.50%	1.50%[6]

Net investment income	9.75%	11.34%	10.37%	9.73%	8.92%[6]

Expense waiver/reimbursement[7]	0.78%	0.79%	0.99%	2.03%	8.46%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$57,171	$71,881	$70,458	$49,929	$5,397

Portfolio turnover	236%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purpose.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income From Investment Operations:
Net investment income	0.72	0.88 [2]	0.85	0.98	0.17 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.70)	(0.38)	(1.46)	(0.65)	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.02	0.50	(0.61)	0.33	0.29

Less Distributions:
Distributions from net investment income	(0.32)	(0.72)	(0.90)	(0.95)	(0.17)
Distributions from paid in capital[3]	(0.40)[2]	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	--	--

TOTAL DISTRIBUTIONS	(0.72)	(0.78)	(0.90)	(0.95)	(0.17)

Net Asset Value, End of Period	$ 7.01	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[5]	0.07%	6.73%	(6.67%)	3.24%	2.87%

Ratios to Average Net Assets:

Expenses	1.85%	1.71%	1.57%	1.50%	1.50%[6]

Net investment income	9.75%	11.34%	10.35%	10.04%	8.67%[6]

Expense waiver/reimbursement[7]	0.78%	0.79%	0.99%	2.03%	8.46%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,461	$6,246	$8,106	$6,037	$83

Portfolio turnover	236%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the security is traded over-the-counter, the security is valued according to the last bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing long-term market premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize long-term market premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(83,028)	$5,071,640	$(4,988,612)

Paid in capital was reduced by $4,850,123, due to a tax return of capital.

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $15,807,448, which will reduce the Fund's taxable income arising from future net gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$2,542,891

2007	9,775,291

2008	3,489,266

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Jazztel PLC	7/23/1999	$539,537

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares (0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,066,298	$15,968,298	2,849,099	$22,174,915
Shares issued to shareholders in payment of distributions declared	90,223	675,715	63,306	489,301
Shares redeemed	(1,874,840)	(14,467,508)	(1,986,043)	(15,363,119)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	281,681	$2,176,505	926,362	$7,301,097

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,264,056	$9,642,044	2,775,564	$21,581,257
Shares issued to shareholders in payment of distributions declared	234,037	1,762,248	250,505	1,936,099
Shares redeemed	(2,676,071)	(20,344,004)	(2,512,932)	(19,426,004)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,177,978)	$(8,939,712)	513,137	$4,091,352

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	158,826	$1,218,734	237,307	$1,846,985
Shares issued to shareholders in payment of distributions declared	37,749	281,479	40,084	310,026
Shares redeemed	(228,529)	(1,736,986)	(481,064)	(3,715,079)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(31,954)	$(236,773)	(203,673)	$(1,558,068)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(928,251)	$(6,999,980)	1,235,826	$9,834,381

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2000, and has no present intention of paying or accruing a distribution service fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $48,027 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2000, the Fund expensed $11,281 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$202,191,331

Sales	$209,643,368

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2000, the diversification of countries was as follows:

Country	Percentage of Net Assets
Brazil	18.10%
Mexico	14.98%
Russia	12.61%
United Kingdom	5.82%
Turkey	5.59%
Netherlands	5.19%
Kazakhstan	4.00%
Poland	3.88%
Germany	3.82%
Qatar	3.60%
Venezuela	3.18%
Canada	2.69%
Colombia	2.56%
South Africa	1.91%
Hungary	1.76%
Korea, Republic of	1.65%
Israel	1.51%
Spain	1.06%
Norway	0.60%

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of November 30, 2000, there were no outstanding loans. During the year ended November 30, 2000, the maximum outstanding borrowings were $1,830,000. The Fund had an average outstanding daily balance of $1,604,875 with a high and low interest rate of 6.31% and 4.50%, respectively, representing only the days the LOC was utilized. Interest expense totaled $2,021 for the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2000, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International High Income Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

G01949-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund

ANNUAL REPORT November 30, 2000

A Portfolio of Federated World Investment Series, Inc.

Established 1996

Richard B. Fisher
President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its fifth Annual Report. This fund is managed to bring shareholders long-term opportunities from a well-researched portfolio of small-cap international stocks.1 These successful corporations are selected because of their attractive investment growth opportunities including domestic consumption, products and services leaders, and technological advances that allow them to benefit across country boundaries as well as nationally. Stock price changes do not reflect the daily operations of the corporation. Many holdings, for example, Tecan AG, Daido Steel Co., Corporation Mapfre, Zapf Creation AG, and CAE, Inc. are corporations not known to U.S. investors, but strong investments whose stocks are attractively priced. Fund managers own these companies for long-term gains. As of November 30, 2000, this $1.1 billion fund was invested in more than 250 small-cap stocks in 24 countries across 3 continents.

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with the fund's portfolio manager, Leonardo A. Vila, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements. I strongly recommend that you read over the list of holdings from around the world, and I believe you will want to own them.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.

This was a difficult reporting period, as declines in the U.S. equity markets carried over to the international markets creating lower stock prices throughout the world. There was simply no place to hide. A few individual companies' stock prices did very well, but not well enough for positive returns in the fund's share value. However, the record of the fund's performance since inception on February 28, 1996 deserves your attention because it shows that share values have been attractive over the long term:2

Average Annual Total Return Since Inception 2/28/1996 through 11/30/2000
Class A Shares	24.24%
Class B Shares	23.33%
Class C Shares	23.31%

As you can see in the long term, the fund's share classes have done very well, indeed. However, in this past 12-month reporting period, individual share class total return performance, including realized gains, declined as follows.2

	Net Asset Value Change	Capital Gain	Total Return
Class A Shares	$35.17 to $25.00 = (28.92%)	$3.613	(21.40%)
Class B Shares	$34.21 to $24.06 = (29.67%)	$3.613	(22.00%)
Class C Shares	$34.19 to $24.04 = (29.69%)	$3.613	(22.01%)

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), since inception (2/28/96) for Class A, B, and C Shares were 22.78%, 23.14%, and 23.31%, respectively. Total returns, based on offering price (i.e., less any applicable sales charge), for the 12-month reporting period ended 11/30/00 for Class A, B, and C Shares were (25.73%), (25.87%), and (22.72%), respectively.

In the investment environment of 2000 and certainly as we enter 2001, I recommend that you add to your account on a regular basis to take advantage of price fluctuations by using the dollar-cost averaging method of investing, and to consider increasing a portion of your international investable dollars in the world's attractive markets.3

Thank you for participating in Federated International Small Company Fund, and we trust you continue to view this international small company investment as a long-term equity holding.

Sincerely,

Richard B. Fisher

Richard B. Fisher

President

January 15, 2001

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

As of November 30, 2000, this $1.1 billion fund was invested in more than 250 small-cap stocks in 24 countries across 3 continents.

Leonardo A. Vila
Vice President Federated Global Investment Management Corp.

Federated International Small Company Fund

Q. What is your review of the fund's fiscal year?

A. Clearly, this was a difficult year marked by higher operating costs for many companies around the world due to higher oil prices, multiple interest rate increases, and decreased demand for many goods, especially consumer electronics.

Most of the year 2000 was characterized by a continuation of the negative trends beginning with the Ides of March when the technology, media and telecommunication ("TMT") stocks had their first downturn in price. Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified. Valuation was the keyword, as investors became much more discriminating in their investment selections. Unfortunately, many large, well-known firms and almost all small companies saw their valuations decline 30%-50%. By the middle of September 2000, after a series of profit warnings from blue-chip technology companies in the United States, TMT stocks around the world came under greater selling pressure.

The energy and financial sectors in the international small-cap universe were two industries that bucked the trend. Higher oil prices and the increased demand for more oil and natural gas services drove these stocks to record highs. Banks and insurers also performed well on the expectation that the interest rate cycle had peaked.

The fund also experienced negative performance due to foreign currency declines against the U.S. dollar. The strength of the U.S. economy and U.S. dollar relative to world markets drew investors to the United States requiring them to sell their local currencies. In fact, the euro declined 13.5% and the Japanese yen declined 8.1% against the U.S. dollar during the fund's fiscal year.

Q. How did the fund perform?

A. For the fiscal year ended November 30, 2000, the fund's total returns, based on net asset value, were (21.40%), (22.00%), and (22.01%) for Class A, B, and C Shares, respectively. These returns lagged the (8.36%) return of the small-cap international market as represented by the MSCI Small Cap World ex-US Index1 in U.S. dollar terms. The fund also lagged the (5.27%) return of the 73 small company international funds as tracked by Lipper Analytical Services, Inc.1

Q. What strategies and holdings helped or hurt the fund's performance?

A. In terms of country exposure, Japan had a positive allocation effect on the fund's performance. Solid stock picking in local consumption stories such as Belluna Co. Ltd., (0.5% of net assets) a direct mail order company aimed at Japan's aging demographics, helped performance. Our exposure in Switzerland was also a positive bet, as we hold a number of technology hardware and medical technology companies with robust earnings revisions. Jomed NV, (1.0% of net assets) a stent and catheter manufacturer, Card-Guard Scientific Survival Ltd., (0.9% of net assets) telemedicine provider, and Straumann Holding AG, (1.1% of net assets) producer of dental implants, were among the top performers.

Our exposure to the energy sector was also a positive contributor to the fund's performance. Amid the high oil prices, we benefited from not only owning oil companies in Canada but also holding a number of companies that provide or manufacture alternative energy such as Vestas Wind Systems AS (2.1% of net assets) in Denmark, which is in our top ten holdings and a significant positive contributor.

The fund, however, did not escape the TMT sector volatility. Despite better results and improved outlook from many smaller companies in our universe, negative sentiment drove these stocks down after attempting to rebound from their lows. We have reduced the fund's TMT exposure to 18.35%.

1 The MSCI Small Cap World ex-U.S. Index is an unmanaged index of companies in 23 developed markets with U.S. dollar market capitalizations of $200-$800 million. Investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

Amid the high oil prices, we benefited from not only owning oil companies in Canada but also holding a number of companies that provided or manufacture alternative energy such as Vestas Wind Systems AS (2.1% of net assets) in Denmark.

CAE, Inc. (Canada) (0.8% of net assets) is a world leader in simulation systems, primarily flight systems for commercial and military applications, and it has been awarded a number of contracts this year in the United States and internationally.

Q. Can you discuss a few noteworthy additions to the portfolio during the reporting period?

A. CAE, Inc. (Canada) (0.8% of net assets) is a world leader in simulation systems, primarily flight simulation systems for commercial and military applications, and it has been awarded a number of contracts this year in the United States and internationally. The company's earnings per share growth estimates are up 43% in 2001 and 27% in 2002. We find the CAE's management to be of the highest quality, as they have successfully implemented cost-cutting measures that have immediately increased productivity and earnings. CAE clearly meets our criteria of achieving at least a 20% annual EPS growth rate.

Amey PLC (United Kingdom) (0.3% of net assets) is a services company that delivers business support in areas ranging from facilities and property management to safety, engineering, business risk management, and technology services. It is also involved in infrastructure maintenance, signaling and track renewal, telecommunications, engineering and mechanical and electrical services. Amey's six-month results were excellent. Turnover rose 32%, while pretax profit rose by 41%. The operating margin rose by 1.8% benefiting from the shedding of low margin construction revenue. Earnings per share growth for Amey next year is estimated at 19.2%. Amey follows one of the key themes that our fund pursues--outsourcing.

FH Faulding (Australia) (0.3% of net assets) is involved with the development, manufacture and distribution of oral and injectable pharmaceuticals along with consumer health and personal care products in over 70 countries. The company has received six FDA approvals this fiscal year for their generic products. It is expected that by 2005 nearly $35 billion of branded drugs will come off patents creating a tremendous opportunity for FH Faulding to develop generic drugs and make medicine more affordable for consumers. The company is expected to have earnings per share growth of 24% in 2001.

Q. Where were the fund's assets invested as of November 30, 2000, and what were the fund's top ten holdings?

A. The portfolio was well diversified across the following 24 countries.

Country	Percentage of Net Assets
Japan	20.2%
United States	15.4%
United Kingdom	13.4%
Switzerland	9.5%
Canada	6.7%
France	6.7%
Hong Kong	5.6%
Germany	5.4%
Spain	3.3%
Netherlands	3.1%
Australia	2.8%
Denmark	2.5%
Israel	2.4%
Italy	2.2%
Sweden	1.8%
Norway	1.8%
Singapore	1.4%
China	0.9%
Ireland	0.9%
New Zealand	0.5%
Greece	0.2%
Finland	0.2%
Egypt	0.2%
Indonesia	0.0%[1]

1 Amount represents less than 0.1%.

We are sticking to our investment strategy of broad diversification by company, by country, by industry sector around the world.

Top ten fund holdings were:

Name	Country	Percentage of Net Assets	Industry
Vestas Wind Systems AS	Denmark	2.1%	Capital Goods
Matalan	United Kingdom	1.8%	Retailing
China Everbright Ltd.	Hong Kong	1.3%	Diversified Financials
Zeltia SA	Spain	1.3%	Pharmaceuticals & Biotechnology
Daido Steel Co.	Japan	1.2%	Materials
Hisamitsu Pharmaceutical Co.	Japan	1.2%	Pharmaceuticals & Biotechnology
Straumann Holding AG	Switzerland	1.1%	Health Care Equipment & Services
Capcom Co., Ltd.	Japan	1.1%	Software & Services
Jomed NV	Switzerland	1.0%	Health Care Equipment & Services
Dainippon Pharmaceutical Co. Ltd.	Japan	1.0%	Pharmaceuticals & Biotechnology
TOTAL		13.1%

Q. After an extremely difficult year, what is your outlook for international small-cap stocks, and what themes are driving your strategy as we enter 2001?

A. The two main drivers for performance this year are expected to be the two catalysts for next year, namely declines in interest rates and energy costs. It is also widely expected that the U.S. economy will slow down more than Europe. This should bode well for European stocks and the euro as investors shift out of the United States and into Europe, thereby lifting the euro to higher levels.

Given Europe's favorable fundamentals and economic outlook relative to the United States and Asia, we will continue to overweight the region in 2001. We continue to believe in the promising future of technology and its role in the way we live and work. The health care sector also continues to grow in terms of importance, ideas, and discoveries.

We continue to follow our investment strategy of investing in local consumption stocks and secondary beneficiaries of global trade. This approach has continued to produce good investment results over the long term that reinforce the investment strategy. We are sticking to our investment strategy of broad diversification by company, by country, by industry sector around the world.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $5,000 in the Class A Shares of Federated International Small Company Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $13,270 on 11/30/00. You would have earned a 22.78%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 12/31/00, the Class A Shares' average annual 1-year and since inception (2/28/96) total returns were (34.54%) and 23.06%, respectively. Class B Shares' average annual one-year and since inception (2/28/96) total returns were (35.00%) and 23.40%, respectively. Class C Shares' average annual 1-year and since inception (2/28/96) total returns were (31.93%) and 23.56%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for four years grew to $8,118.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Class A Shares of Federated International Small Company Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $5,000 but your account would have reached a total value of $8,1181 by 11/30/00. You would have earned an average annual total return of 18.06%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in small capitalization equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated International Small Company Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(25.73%)
Start of Performance (2/28/1996)	22.78%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Small Company Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(25.87%)
Start of Performance (2/28/1996)	23.14%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated International Small Company Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2000 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW).2

Average Annual Total Return[3] for the Period Ended 11/30/2000
1 Year	(22.72%)
Start of Performance (2/28/1996)	23.31%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--91.7%
		Automobiles & Components--1.1%
8,500,000		Brilliance China Automotive Holdings Ltd.	$2,288,506
22,000,000		Denway Motors Limited	3,525,709
510,000		NOK Corp.	5,747,126

		TOTAL	11,561,341

		Banks--4.0%
331,800		AGF Management Ltd.	5,078,020
168,000		Banco Popular Espanol SA	5,551,526
2,507		Bank Sarasin & Cie	7,751,822
690,000		Bank of Ireland	5,655,226
361,000		Bayerische Vita SpA	4,551,921
900,000		Dah Sing Financial Group	3,957,768
150,300		National Bank of Canada	2,300,260
1,436,850	[1]	PT Bank Pan Indonesia, Warrants	5,273
72,939		Gjensidige NOR Sparebank	1,964,930
797,573		Suncorp-Metway Ltd.	4,431,859
754,000		Wing Hang Bank Ltd.	2,469,881

		TOTAL	43,718,486

		Business & Public Services--0.7%
81,650		GFK AG	2,719,409
736,000		Sembcorp Logistics Ltd.	3,797,275
310,800	[1]	Trafficmaster PLC	1,590,321

		TOTAL	8,107,005

		Capital Goods--8.7%
166,605		ACS, Actividades de Constuccion y Servicios, SA	3,853,800
122,523	[1]	Babcock Borsig AG	5,076,917
125,200		Koninklijke Boskalis Westminster NV	2,994,033
595,649		CAE, Inc.	8,320,854
1,512,092		Chloride Group PLC	3,997,537
193,980		Eltek ASA	6,166,324
1,749,996		FKI PLC	5,335,384
180,000	[1]	Global Thermoelectric Inc.	2,086,617
490,396		Grupo Dragados, SA	4,861,511
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Capital Goods--continued
940,000		Hino Motors, Ltd.	$3,211,720
329,000		Hitachi AIC Inc.	3,114,266
815,000		Hitachi Koki Co.	2,512,779
629,000		JGC Corp.	4,422,988
83,035		Lapeyre SA	4,354,096
70,548		M. J. Maillis SA	664,494
2,000,000		Montedison SpA	4,087,120
189,000		Nippon Electric Glass Co., Ltd.	4,753,752
420,000		Pinguely-Haulotte	10,591,728
1,059,765		Southcorp Ltd.	2,951,922
880,000		Toshiba Machine Co., Ltd.	4,133,243
116,855	[1]	Turbo Genset, Inc.	2,914,914
94,521		Vinci	5,100,228

		TOTAL	95,506,227

		Commercial Services & Supplies--2.3%
148,038		Amey PLC	3,564,412
102,117		BTG PLC	1,911,112
367,500		Claims Direct PLC	542,248
5,946,000		Cosco Pacific Ltd.	4,307,121
25,000		Group 4 Falck A/S	3,133,965
305,000	[2]	Guardian IT PLC	4,009,986
314,400		Vedior NV	3,485,879
314,000		WS Atkins PLC	3,838,216

		TOTAL	24,792,939

		Consumer Durables & Apparel--4.5%
132,200		Bandai Co., Ltd.	5,291,575
1,248,400	[1]	Ferretti SpA	4,657,261
78,000		Koei Co.	2,545,504
170,000		KOSE Corp.	6,406,130
8,530	[1]	Kudelski SA	9,921,460
390,500		Marzotto SpA	4,502,815
2,607		Rodriguez Group	696,890
429,700		Sega Enterprises	4,656,294
223,000		Seiren Co. Ltd.	560,892
15,714,000	[1]	TCL International Holdings Ltd.	3,545,791
188,029		Zapf Creation AG	6,703,911

		TOTAL	49,488,523

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Diversified Financials--3.8%
280,000		C.I. Fund Management, Inc.	$2,552,914
15,600,000		China Everbright Ltd.	14,200,273
244,800	[1]	Collins Stewart Holdings PLC	1,339,595
832,000		Man (ED&F) Group PLC	7,032,708
1,610		OZ Holding AG	2,178,557
98,216	[1]	Tecis Holding AG	5,807,787
105,000		Van der Moolen Holding NV	8,363,813

		TOTAL	41,475,647

		Energy--2.1%
100,045	[1]	Anderson Exploration Ltd.	1,834,104
1,707,735		British Energy PLC	6,177,455
223,000		Fuji Oil Co., Ltd.	2,249,601
2,990,000		Japan Energy Corp.	6,550,101
950,000		Teikoku Oil Co., Ltd.	4,521,974
125,000	[1]	WestJet Airlines Ltd.	1,953,761

		TOTAL	23,286,996

		Energy Equipment & Services--1.5%
262,000	[1]	Canadian Hunter Exploration Ltd.	6,117,030
1,425,000		Fletcher Challenge Energy	5,114,500
1,400,000		Santos Ltd.	4,548,339

		TOTAL	15,779,869

		Energy Sources---2.1%
477,250	[1]	Vestas Wind Systems AS	23,374,423

		Food & Household Products--6.1%
632,100		Associated British Foods PLC	4,348,430
326,260		Koninklijke Wessanen NV	4,014,577
213,899		CSM NV	5,301,187
86,000		Circle K Japan Co., Ltd.	3,085,688
8,663		Eridania Beghin-Say SA	866,335
300,000		Ezaki Glico Co., Ltd.	2,017,579
18,000		Hokuto Corp.	608,519
1,700,000		Kanebo, Ltd.	4,643,678
111,900		Katokichi Co., Ltd.	2,885,139
232,000		Kirin Beverage Corp.	5,375,163
294,627		Laurus NV	2,779,853
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Household Products--continued
131,575		Molson Inc., Class A	$3,594,641
137,100		Nissin Food Products Co., Ltd.	3,578,134
92,000		Nutreco Holding NV	4,324,173
1,000,000	[1]	Pan Fish ASA	5,118,479
2,505,000		Parmalat Finanziaria SpA	4,008,160
52,000		Rallye SA	2,914,377
210,000		Remy Cointreau SA	7,496,387

		TOTAL	66,960,499

		Health Care Equipment & Services--7.1%
1,075,000	[1]	Biocompatibles International PLC	5,347,833
262,200	[1]	Capio AB	1,618,357
160,100	[1]	Card-Guard Scientific Survival Ltd.	9,403,006
5,220		Disetronic Holdings AG	4,223,009
237,100	[1]	Jomed NV	11,331,433
367,970		Nestor Healthcare Group PLC	2,471,244
2,416		Phonak Holding AG	9,251,108
95,600	[1]	Q-Med AB	1,855,849
663,796	[1]	ResMed, Inc.	2,305,445
187,665	[1]	SHL Telemedicine Ltd.	4,754,569
426,023		Sonic Healthcare Ltd.	2,030,118
7,534		Straumann Holding AG	12,580,526
11,270		Tecan AG	10,545,143

		TOTAL	77,717,640

		Hotels Restaurants & Leisure--1.3%
378,158		Aristocrat Leisure Ltd.	1,148,718
98,000	[1]	Four Seasons Hotels, Inc.	5,992,966
663,803		J.D. Wetherspoon PLC	3,151,280
534,475		Whitbread PLC	4,248,491

		TOTAL	14,541,455

		Industrial Components--0.7%
18,718		Swisslog Holding AG	7,975,655

		Insurance--1.1%
77,000		Clarica Life Ins	2,025,920
226,802		Corporation Mapfre, Compania Internacional de Reaseguros, SA	4,141,767
80,000		Industrial Alliance Life Insurance Co.	1,820,905
369,110		Irish Life & Permanent PLC	4,028,275

		TOTAL	12,016,867

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--4.5%
1,600,000		Central Glass Co., Ltd.	$7,702,501
5,000,000		Daido Steel Co.	13,116,971
1,378,000		Dowa Mining Co.	6,348,055
7,239		Lonza AG	3,859,800
2,624		Mikron Holding AG	1,238,947
7,000,000		M. I. M. Holdings Ltd.	4,054,435
1,000,000		Mitsubishi Gas Chemical Co., Inc.	3,678,161
1,200,000		Nippon Sanso Corp.	5,582,150
449,000		Nissan Chemical Industries, Ltd.	3,460,852
38,700	[1]	Novozymes A/S, Class B	713,040

		TOTAL	49,754,912

		Media--4.3%
200,000	[1]	Alliance Atlantis Communications Corp., Class B	2,689,678
834,000		Asia Satellite Telecommunications Holdings Ltd.	2,042,270
215,000		Class Editori SpA	2,464,186
101,700	[1]	Corus Entertainment, Inc., Class B	2,400,928
1,012,500		HIT Entertainment PLC	5,972,339
1,688,500		Incepta Group PLC	2,855,942
65,222		IPSOS	6,063,053
74,400	[1]	NRJ Group	1,701,564
176,532		Publicis Groupe	5,257,794
176,532		Publicis SA, Warrants	366,894
2,402,000	[1]	Scoot.com PLC	2,424,000
319,000		Singapore Press Holdings Ltd.	4,964,768
1,397,000		Taylor Nelson Sofres PLC	4,557,015
9,400,000	[1]	i-CABLE Communications Ltd.	3,585,325

		TOTAL	47,345,756

		Pharmaceuticals & Biotechnology--7.2%
7,101	[1]	Actelion Ltd.	3,042,059
32,150		Altana AG	4,196,442
165,000	[1]	Cambridge Antibody Technology Group PLC	6,801,164
702,000		Dainippon Pharmaceutical Co. Ltd.	10,657,363
650,000		FH Faulding & Co. Ltd.	3,593,361
700,000		Hisamitsu Pharmaceutical Co., Inc.	12,621,140
883,392	[1]	Medisys PLC	1,418,839
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--continued
940,000	[1]	Nutri Pharma ASA	$1,772,610
188,600	[1]	Oridion Systems Ltd.	6,515,806
275,000		Rohto Pharmaceutical Co., Ltd.	3,656,750
547,000	[1]	Shire Pharmaceuticals Group PLC	8,637,791
636,100	[1]	SkyePharma PLC	617,063
325,000	[1]	Stressgen Biotechnologies Corp., Class A	1,439,271
816,000		Zeltia SA	14,198,968

		TOTAL	79,168,627

		Real Estate--1.1%
3,600,000		Hang Lung Development Co. Ltd.	2,700,052
1,484,000		Hysan Development Co. Ltd.	1,788,445
120,940		JM AB, Class B	2,528,362
2,260,000		Keppel Land Ltd.	3,336,982
1,046,500		Kerry Properties Ltd.	1,080,063

		TOTAL	11,433,904

		Retailing--4.4%
163,000		Belluna Co., Ltd.	5,672,122
61,100		Douglas Holding AG	2,056,230
4,238,000		Esprit Holdings Ltd.	3,531,735
5,546,000		Giordano International Ltd.	2,719,725
204,000		Jusco Co., Ltd.	4,560,919
1,915,000		Matalan	19,679,244
990,000		Seiyu	2,829,209
26,000		Toys `R' Us - Japan Ltd.	3,797,160
50,000		Yamada Denki Co., Ltd.	3,560,965

		TOTAL	48,407,309

		Software & Services--9.4%
423,500	[1]	Aldata Solutions OYJ	2,117,586
56,749	[1]	Autonomy Corp.	1,915,681
93,800	[1]	BCI Navigation	2,194,192
699,300	[1]	Baltimore Technologies PLC	2,882,457
750,000	[1]	Beijing Beida Jade Bird Universal Sci-Tech Co. Ltd., Class H	1,908,691
344,000		Capcom Co., Ltd.	12,311,742
108,583	[1]	Centrinity Inc.	1,096,084
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--continued
3,599,000		Computer and Technologies Holdings Ltd.	$2,168,670
216,760	[1]	Comroad AG	6,635,006
3,595	[1]	Generics Group AG	1,073,049
25,000	[1]	ITG Group PLC	149,668
280,000	[1]	Industrial & Financial Systems, Class B	1,505,226
258,127		Infogrames Entertainment SA	5,005,619
657,500	[1]	Intec Telecom Systems PLC	3,708,248
37,335	[1]	Lion Bioscience AG	2,288,889
158,000		Meitec Corp.	5,768,763
38,884		Metrologic Group	2,437,955
252,803	[1]	Mosaic Group Inc.	1,967,435
83,300	[1]	NICE Systems Ltd., ADR	3,623,550
184,055		NXT PLC	1,693,904
74,093	[1]	Net2S	1,488,362
90,000	[1]	Open Text Corp.	1,496,250
160,000	[1]	Pivotal Corp.	5,760,000
143,800		RM PLC	1,070,392
931,530	[1]	Readsoft AB	5,100,463
153,020		Royalblue Group PLC	2,011,830
347,302	[1]	Securenet Ltd.	1,514,362
33,696	[1]	Siebel Janna Arrangement, Inc.	2,419,397
144,478	[1]	TeleCity PLC	1,207,481
94,085	[1]	Teleplan International NV	2,618,122
1,079,000		Telework Group PLC	2,702,270
99,000		Toyo Information Systems Co., Ltd.	5,578,093
101,390	[1]	UBI Soft Entertainment SA	3,284,286
426,226	[1]	Valtech	3,780,591

		TOTAL	102,484,314

		Technology Hardware & Equipment--7.7%
428,660	[1]	ATI Technologies, Inc.	3,377,914
99,957	[1]	Amatech AG	1,438,569
166,455	[1]	COM DEV International Ltd.	1,945,859
722,000		Elec & Eltek International Holding Ltd.	2,137,120
11,488	[1]	Elmos Semiconductor AG	329,669
635,670		ERG Ltd.	970,666
13,320		Feintool International Holding AG	5,936,362
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
55,000	[1]	Highwave Optical	$5,380,650
411,000		Japan Aviation Elect	3,230,940
96,000		Jenoptik AG	2,345,833
190,338		LGP Telecom Holding AB	4,168,677
20,465	[1]	Logitech International SA	5,891,921
6,815		Micronas Semiconductor Holding AG	2,531,050
65,700		Miyachi Technos Corp.	2,724,544
110,000		Moritex Corp.	4,611,224
377,200		Morse PLC	2,227,635
282,000		Natsteel Electronics Ltd.	1,237,900
40,000		Orbotech, Ltd.	1,780,000
3,800		Paltek Corp.	83,588
4,000		SEZ Holding AG	2,337,767
184,000		Sigma Koki Co., Ltd.	4,229,885
229,890	[1]	Silicon-On-Insulator Technologies (SOITEC)	3,912,285
386,800		Tandberg ASA	4,543,184
37,566		Technotrans AG	4,442,766
433,840	[1]	Teligent AB	2,936,896
116,000		Toyo Corp.	3,294,118
207,850		Volex Group PLC	5,258,615
59,400		Yokowo, Co. Ltd.	1,103,124

		TOTAL	84,408,761

		Telecommunication Services--1.1%
163,586	[1]	Forthnet SA	1,678,619
105,928	[1]	GT Group Telecom, Inc., Class B	827,832
197,300		Manitoba Telecom Services	4,587,177
98,777	[1]	MobiNil	2,055,868
15,200		Moshi Moshi Hotline, Inc.	1,246,969
3,400,000	[1]	Powertel Ltd.	1,557,535

		TOTAL	11,954,000

		Transportation--3.2%
1,021,000		All Nippon Airways Co. Ltd.	3,322,796
25,600,000		China Shipping Development Co. Ltd., Class H	3,544,684
276,000		Hitachi Transport System, Ltd.	1,331,170
1,800,000		Kawasaki Kisen Kaisha, Ltd.	3,002,028
5,700		Kuehne & Nagel International AG	3,282,087
232,284		Lang Corp. Ltd.	1,378,424
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--continued
3,849,500	[1]	MTR Corp. Ltd.	$5,897,745
860,884		Mayne Nickless Ltd.	2,444,185
355,700		National Express Group PLC	3,764,002
3,410,000		Stagecoach Holdings PLC	2,835,382
29,400	[1]	Thiel Logistik AG	3,272,479
8,500,000		Zhejiang Expressway Co. Ltd.	1,242,332

		TOTAL	35,317,314

		Utilities--1.7%
13,218,000	[2]	Beijing Datang Power Generation, Class H	2,813,117
163,524	[1]	Grupo Auxiliar Metalurgico, SA	3,675,882
6,700,000		Huaneng Power International, Inc., Class H	2,619,922
91,000	[1]	Umweltkontor Renewable Energy AG	4,906,283
130,000	[1]	Wedeco AG Water Technology	4,295,824

		TOTAL	18,311,028

		TOTAL COMMON STOCKS (IDENTIFIED COST $935,683,433)	1,004,889,497

		PREFERRED STOCKS--0.2%
		Retailing--0.2%
8,000		Hugo Boss AG, Preference (identified cost $2,250,867)	2,546,884

		REPURCHASE AGREEMENT--15.2%[3]
$166,285,000		Salomon Brothers, Inc., 6.57%, dated 11/30/2000, due 12/1/2000 (at amortized cost)	166,285,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,104,219,300)[4]	$1,173,721,381

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 2000, these securities amounted to $6,823,103 which represents 0.6% of net assets.

3 The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $1,105,198,543. The net unrealized appreciation of investments on a federal tax basis amounts to $68,522,838, which is comprised of $158,612,830 appreciation and $90,089,992 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,096,265,013) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Investments in repurchase agreements	$166,285,000
Investments in securities	1,007,436,381

Total investments in securities, at value (identified cost $1,104,219,300)		$1,173,721,381
Cash		1,979
Cash denominated in foreign currencies (identified cost $31,727,651)		30,664,507
Income receivable		1,127,678
Receivable for investments sold		23,296,407
Receivable for shares sold		1,634,863
Deferred organizational costs		2,083
Other assets		637,612

TOTAL ASSETS		1,231,086,510

Liabilities:
Payable for investments purchased	125,547,838
Payable for shares redeemed	8,212,852
Net payable for foreign currency exchange contracts	20,615
Accrued expenses	1,040,192

TOTAL LIABILITIES		134,821,497

Net assets for 44,758,885 shares outstanding		$1,096,265,013

Net Assets Consist of:
Paid in capital		$1,031,325,055
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		67,549,661
Accumulated net realized loss on investments and foreign currency transactions		(2,602,891)
Accumulated net operating loss		(6,812)

TOTAL NET ASSETS		$1,096,265,013

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($517,258,901 ÷ 20,690,069 shares outstanding)		$25.00

Offering price per share (100/94.50 of $25.00)[1]		$26.46

Redemption proceeds per share		$25.00

Class B Shares:
Net asset value per share ($434,723,944 ÷ 18,066,808 shares outstanding)		$24.06

Offering price per share		$24.06

Redemption proceeds per share (94.50/100 of $24.06)[1]		$22.74

Class C Shares:
Net asset value per share ($144,282,168 ÷ 6,002,008 shares outstanding)		$24.04

Offering price per share		$24.04

Redemption proceeds per share (99.00/100 of $24.04)[1]		$23.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $719,988)		$6,668,883
Interest		8,313,829

TOTAL INCOME		14,982,712

Expenses:
Investment adviser fee	$18,754,553
Administrative personnel and services fee	1,129,789
Custodian fees	885,080
Transfer and dividend disbursing agent fees and expenses	1,391,814
Directors'/Trustees' fees	4,446
Auditing fees	15,777
Legal fees	7,378
Portfolio accounting fees	267,868
Distribution services fee--Class A Shares	1,372,348
Distribution services fee--Class B Shares	4,395,722
Distribution services fee--Class C Shares	1,474,553
Shareholder services fee--Class A Shares	421,804
Shareholder services fee--Class B Shares	1,465,241
Shareholder services fee--Class C Shares	491,518
Share registration costs	162,093
Printing and postage	294,093
Insurance premiums	4,860
Taxes	175,932
Miscellaneous	60,454

TOTAL EXPENSES	32,775,323

Net operating loss		(17,792,611)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $2,402,938)		(4,946,846)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(358,358,608)

Net realized and unrealized loss on investments and foreign currency transactions		(363,305,454)

Change in net assets resulting from operations		$(381,098,065)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(17,792,611)	$(9,114,675)
Net realized gain (loss) on investments and foreign currency transactions	(4,946,846)	131,618,106
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(358,358,608)	368,102,747

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(381,098,065)	490,606,178

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(54,105,916)	(2,408,765)
Class B Shares	(50,121,718)	(3,131,436)
Class C Shares	(15,799,857)	(807,825)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(120,027,491)	(6,348,026)

Share Transactions:
Proceeds from sale of shares	3,711,643,249	895,563,251
Net asset value of shares issued to shareholders in payment of distributions declared	105,626,542	5,607,305
Cost of shares redeemed	(3,332,754,435)	(657,706,270)

Change in net assets resulting from share transactions	484,515,356	243,464,286

Change in net assets	(16,610,200)	727,722,438
Net Assets:
Beginning of period	1,112,875,213	385,152,775

End of period	$1,096,265,013	$1,112,875,213

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$35.17	$17.56	$14.25	$12.26	$10.00
Income From Investment Operations:
Net operating loss	(0.27)[2]	(0.26)[2]	(0.17)[2]	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.29)	18.15	3.48	2.10	2.28

TOTAL FROM INVESTMENT OPERATIONS	(6.56)	17.89	3.31	1.99	2.26

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$25.00	$35.17	$17.56	$14.25	$12.26

Total Return[3]	(21.40%)	103.45%	23.23%	16.23%	22.60%

Ratios to Average Net Assets:

Expenses	1.79%	2.03%	1.95%	2.12%	1.97%[4]

Net operating loss	(0.79%)	(1.05%)	(0.97%)	(1.08%)	(0.48%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.21%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$517,259	$506,117	$147,490	$91,707	$16,399

Portfolio turnover	254%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$34.21	$17.20	$14.07	$12.20	$10.00
Income From Investment Operations:
Net operating loss	(0.51)[2]	(0.41)[2]	(0.29)[2]	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.03)	17.70	3.42	1.99	2.24

TOTAL FROM INVESTMENT OPERATIONS	(6.54)	17.29	3.13	1.87	2.20

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$24.06	$34.21	$17.20	$14.07	$12.20

Total Return[3]	(22.00%)	102.11%	22.25%	15.33%	22.00%

Ratios to Average Net Assets:

Expenses	2.54%	2.78%	2.70%	2.87%	2.72%[4]

Net operating loss	(1.55%)	(1.80%)	(1.72%)	(1.81%)	(1.61%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.17%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$434,724	$462,524	$189,965	$120,939	$16,721

Portfolio turnover	254%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$34.19	$17.19	$14.06	$12.19	$10.00
Income From Investment Operations:
Net operating loss	(0.51)[2]	(0.42)[2]	(0.29)[2]	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.03)	17.70	3.42	1.99	2.24

TOTAL FROM INVESTMENT OPERATIONS	(6.54)	17.28	3.13	1.87	2.19

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$24.04	$34.19	$17.19	$14.06	$12.19

Total Return[3]	(22.01%)	102.11%	22.26%	15.34%	21.90%

Ratios to Average Net Assets:

Expenses	2.54%	2.78%	2.70%	2.87%	2.72%[4]

Net operating loss	(1.55%)	(1.80%)	(1.72%)	(1.85%)	(1.58%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.17%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$144,282	$144,234	$47,697	$27,412	$3,040

Portfolio turnover	254%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss and foreign currency.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(23,671,956)	$4,075,361	$19,596,595

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $1,541,304, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2000, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/1/2000	588,199 Australian Dollar	$ 308,922	$ 309,716	$ 794

12/1/2000	11,862,202 Euro Currency	10,253,687	10,315,371	61,684

12/1/2000	1,532,258,443 Japanese Yen	13,915,707	13,813,463	(102,244)

12/1/2000	5,847,283 Singapore Dollars	3,334,065	3,333,495	(570)

12/1/2000	4,328,740 Swiss Franc	2,471,447	2,492,509	21,062

12/4/2000	1,335,658 Pound Sterling	1,899,306	1,898,439	(867)

12/4/2000	13,554,954 Euro Currency	11,780,610	11,787,388	6,778

12/4/2000	516,766,030 Japanese Yen	4,653,873	4,658,697	4,824

12/5/2000	2,287,238 Pound Sterling	3,261,601	3,250,968	(10,633)

12/6/2000	3,304,748 Pound Sterling	4,691,950	4,697,207	5,257

12/6/2000	5,754,555 Euro Currency	4,993,227	5,004,161	10,934

Contracts Sold:
12/1/2000	75,224,315 Greek Drachma	$ 189,148	$ 192,016	$ (2,868)

12/1/2000	169,620 Swedish Krona	16,654	16,886	(232)

12/4/2000	3,900,003 Australian Dollar	2,038,531	2,053,546	(15,015)

12/4/2000	103,562 Pound Sterling	147,679	147,198	481

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(20,615)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	91,241,826	$3,070,423,234	24,254,356	$608,752,260
Shares issued to shareholders in payment of distributions declared	1,342,108	45,837,576	110,993	2,000,099
Shares redeemed	(86,282,583)	(2,874,170,221)	(18,375,105)	(463,768,227)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,301,351	$242,090,589	5,990,244	$146,984,132

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,751,681	$281,533,134	7,129,755	$170,058,067
Shares issued to shareholders in payment of distributions declared	1,367,086	45,291,341	162,104	2,859,519
Shares redeemed	(4,570,438)	(151,495,880)	(4,817,613)	(111,397,855)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	4,548,329	$175,328,595	2,474,246	$61,519,731

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	11,066,209	$359,686,881	5,126,323	$116,752,924
Shares issued to shareholders in payment of distributions declared	437,790	14,497,625	42,410	747,687
Shares redeemed	(9,720,026)	(307,088,334)	(3,724,929)	(82,540,188)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,783,973	$67,096,172	1,443,804	$34,960,423

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	12,633,653	$484,515,356	9,908,294	$243,464,286

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $47,932 were borne initially by Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 2000, the Fund expensed $12,491 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 2000, were as follows:

Purchases	$3,410,562,477

Sales	$3,157,792,137

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit Agreement

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $22,868,645 as long-term capital gain dividends for the year ended November 30, 2000.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

HENRY A. FRANTZEN

Chief Investment Officer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

G01968-01 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated World Utility Fund

A Portfolio of Federated World Investment Series, Inc.

7TH ANNUAL REPORT

November 30, 2000

Established 1994

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994, and I am pleased to present its seventh Annual Report. As of November 30, 2000, the fund's net assets totaled $131.7 million, and were invested in over 50 stocks (both domestic and international holdings) in 6 countries. This fund provides shareholders with opportunities for income and capital growth by owning a diversified portfolio of stocks and convertible securities in the electric, natural gas, water, and telecommunications sectors in the United States and around the world.1

This report covers the 12-month reporting period from December 1, 1999 through November 30, 2000. It begins with an interview with Richard J. Lazarchic, Vice President, who co-manages the fund with Richard M. Winkowski, both of Federated Global Investment Management Corp. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

1 Funds whose investments are concentrated in a specific industry may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall. International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The fund's performance during the reporting period was negatively affected by its large telecommunications sector exposure in the March to May 2000 time period. This sector, which led the fund's performance in 1998 and 1999, was being pared in the first quarter by fund managers, but the magnitude of the price drop in the fund's second fiscal quarter overwhelmed our move into electric and natural gas names. Our portfolio continued to focus on domestic issues (96.11% of net assets) for defensive purposes and includes a combination of value-oriented electric and natural gas stocks, along with growth-intensive telecommunications holdings. Individual share class total return performance for the 12-month period, including capital gains, follows:2

	Net Asset Value Change	Capital Gains	Total Return
Class A Shares	$19.61 to $15.73 = (19.79%)	$2.673	(7.64%)
Class B Shares	$19.47 to $15.48 = (20.49%)	$2.673	(8.34%)
Class C Shares	$19.48 to $15.50 = (20.43%)	$2.673	(8.29%)

The record of the fund's annualized performance, based on net asset value, since inception through November 30, 2000 deserves your attention because it shows that share value history has been attractive over the long term.3

Class A Shares (inception date 4/22/94)	14.02%
Class B Shares (inception date 7/27/95)	14.95%
Class C Shares (inception date 7/27/95)	14.93%

I urge you to review the fund's holdings and to understand that the fund's share price volatility is difficult to escape in the current market environment due to the its historical allocation in telecommunications stocks of between 10%-45% of net assets.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were (12.71%), (12.72%), and (9.08%), respectively.

3 Total annualized returns for the since inception periods, based on offering price were 13.05%, 14.85%, and 14.93%, for Class A, B, and C Shares, respectively. The fund's Class A, B, and C Shares five-year total returns were 15.78%, 14.94%, and 14.93%, respectively, based on net asset value and 14.47%, 14.71%, and 14.93%, respectively, based on offering price.

Thank you for joining the growing number of shareholders who have entrusted this global utility fund with a portion of their wealth. Remember, adding to your investment account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding from the shares you buy today. I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.4 By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high.

We welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2001

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Vice President

Federated Global Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the global utility market, including U.S. and overseas sectors, and have energy prices continued to show volatility?

Global utility markets continue to diverge, and the year 2000 probably had more cross currents than any in recent memory. Tight United Kingdom regulatory reviews in the electricity market, an announcement of a merger and future retooling of the electricity and water areas in Germany, and consolidation of the electricity markets in Spain all paled by comparison with the year-long saga of the California electricity crises (twice this year). In addition, telecommunication stocks swooned due to high valuations, higher costs for the third-generation spectrum in Europe, and still higher competition within the optical fiber sector. Lastly, a more than tripling of oil and natural gas prices has made the world more weather sensitive in a period of slower economic growth.

What were the fund's total returns for the 12-month reporting period ended November 30, 2000?

The fund's 12-month total returns for Class A, B, and C Shares were (7.64%), (8.34%), and (8.29%), respectively, based on net asset value. These returns underperformed the 14.6% return of the Morgan Stanley Capital International (MSCI) World/Utility Index but outperformed the (33.5%) of the MSCI World/Telecom Services Index.1 Because there is no combined utilities index currently, we are working with MSCI to customize these two indexes.

1 The MSCI World/Utility Index is a capitalization weighted index that monitors the performance of utility stocks from around the world. The MSCI World/Telecom Services Index is a capitalization weighted index that monitors the performance of telecommunications services stocks from around the world. These indexes are unmanaged, and investments cannot be made in an index.

What accounted for the fund's performance?

As stated earlier, our change from a predominately telecommunications-oriented utility fund to one now dominated by electric and natural gas (over 80%) has helped the second half performance of the fund, but did not prevent the underperformance during the mid-March through May period.

What were some of the fund's recent purchases?

Recent purchases included the following companies:

Public Service Enterprise (4.0% of net assets) generates, transmits, and distributes electricity and produces natural gas in New Jersey.

Constellation Energy Group (2.8% of net assets) is a holding company that generates electricity in North America and Latin America.

Reliant Energy (1.8% of net assets) is a Texas utility with half of its generation capacity in the capacity deprived based West Coast.

What were the fund's top ten holdings as of November 30, 2000?

The top ten holdings were as follows:

Security Name	Country	Percentage of Net Assets	Sector
Exelon Corp.	United States	5.4%	Electric
Public Service Enterprises Group, Inc.	United States	4.0%	Electric
Coastal Corp.	United States	3.8%	Energy
PG&E Corp.	United States	3.7%	Electric
KeySpan Corp.	United States	3.4%	Electric
American Electric Power Co., Inc.	United States	3.4%	Electric
Dominion Resources, Inc.	United States	3.2%	Electric
Verizon Communications	United States	3.1%	Telecommunications
Entergy Corp.	United States	2.9%	Electric
FPL Group, Inc.	United States	2.9%	Electric
TOTAL		35.8%

What is your current strategy for the fund?

We continue our conservative view on the telecommunications industry due to the slowdown of the long-distance voice sector, the cost of entrance into a new generation of mobile phone architecture, the competitive nature of the industry and the vast number of deals that are backlogged due to stock prices. On the other hand, we continue to feel that electric utilities, despite their 2000 performance, are more attractive in general, especially those companies with excess generation capacity. We also are very positive on the natural gas sector due to a financial supply/demand relationship that should last into the future. A smaller growing sector is in distributed energy, where new technologies are surfacing to keep consistent power flowing to those hi-tech industries that need uninterrupted power.

As of November 30, 2000, the fund's country weightings were as follows:

Country	Percentage of Net Assets
United States	95.4%
Canada	0.8%
Finland	0.7%
Spain	0.7%
United Kingdom	0.3%
Germany	0.3%

As we near the end of 2000, what are your comments on energy prices and the outlook for world utility companies?

We expect oil prices to stay at the upper end of a $22-$28 per barrel price range long term. We believe this will be a positive development for the natural gas sector and some of the electric-generating stocks that have long-term contracts, but negative for those who were prevented from or not perceptive enough to have done so.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $7,000 in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $15,911 on 11/30/00. You would have earned a 13.05%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 12/31/00, the Class A Shares' average annual 1-year, 5-year, and since inception (4/22/94) total returns were (17.08%), 15.28%, and 14.04%, respectively. Class B Shares' average annual 1-year, 5-year and since-inception (7/27/95) total returns were (17.67%), 15.51%, and 16.05%, respectively. Class C Shares' average annual 1-year, 5-year, and since-inception (7/27/95) total returns were (13.74%), 15.73%, and 16.12%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for six years (reinvesting all dividends and capital gains) grew to $10,824.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $7,000, but your account would have reached a total value of $10,8241 by 11/30/00. You would have earned an average annual total return of 12.09%.

A practical investment plan helps you pursue long-term performance from domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated World Utility Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from April 22, 1994 (start of performance) to November 30, 2000 compared to the Standard & Poor's 500 Index (S&P 500),2 MSCI World/Telecom Services Index (MSCI-WTS),2, 3 MSCI World/Utility Index (MSCI-WU),2, 3 and the Lipper Utility Funds Average (LUFA).4

Average Annual Total Return[5] for the Period Ended 11/30/2000
1 Year	(12.71%)
5 Years	14.47%
Start of Performance (4/22/1994)	13.05%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, MSCI-WTS, MSCI-WU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, MSCI-WTS, and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 For this illustration, MSCI-WTS and MSCI-WU began their performance on December 31, 1994. The indexes have been assigned a beginning value of $9,264, the value of the Fund on December 31, 1994.

4 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

5 Total return quoted reflects all applicable sales charges.

Federated World Utility Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from July 27, 1995 (start of performance) to November 30, 2000 compared to the Standard & Poor's 500 Index (S&P 500),2 MSCI World/Telecom Services Index (MSCI-WTS),2 MSCI World/Utility Index (MSCI-WU),2 and the Lipper Utility Funds Average (LUFA).3

Average Annual Total Return[4] for the Period Ended 11/30/2000
1 Year	(12.72%)

5 Years	14.71%
Start of Performance (7/27/1995)	14.85%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, MSCI-WTS, MSCI-WU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, MSCI-WTS, and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated World Utility Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from July 27, 1995 (start of performance) to November 30, 2000 compared to the Standard & Poor's 500 Index (S&P 500),2 MSCI World/Telecom Services Index (MSCI-WTS),2 MSCI World/Utility Index (MSCI-WU),2 and the Lipper Utility Funds Average (LUFA).3

Average Annual Total Return[4] for the Period Ended 11/30/2000
1 Year	(9.08%)
5 Years	14.93%
Start of Performance (7/27/1995)	14.93%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, MSCI-WTS, MSCI-WU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, MSCI-WTS, and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--90.4%
		Electric Utilities: South--10.8%
21,000		Duke Energy Corp.	$1,888,688
38,500		El Paso Energy Corp.	2,312,406
94,000		Entergy Corp.	3,865,750
58,000		FPL Group, Inc.	3,842,500
60,000		Reliant Energy, Inc.	2,355,000

		TOTAL	14,264,344

		Energy--10.7%
18,500		Anadarko Petroleum Corp.	1,100,750
68,000		Coastal Corp.	4,981,000
27,000		Devon Energy Corp.	1,329,750
36,000		EOG Resources, Inc.	1,527,750
128,000	[1]	NRG Energy, Inc.	3,280,000
30,000		Puget Sound Energy, Inc.	785,625
40,000		Tosco Corp.	1,147,500

		TOTAL	14,152,375

		Major U.S. Telecommunications--1.5%
80,000	[1]	MCI Worldcom, Inc.	1,195,000
33,000	[1]	Sprint PCS Group	748,688

		TOTAL	1,943,688

		Technology Hardware & Equipment--1.4%
11,500		Corning, Inc.	672,750
52,000		General Motors Corp., Class H	1,130,480

		TOTAL	1,803,230

		Telecommunication Services--14.3%
26,000	[1]	Allegiance Telecom, Inc.	364,406
50,000		BroadWing, Inc.	1,075,000
26,500	[1]	Echostar Communications Corp., Class A	773,469
71,500	[1]	Global Crossing Ltd.	884,812
26,800	[1]	Level 3 Communications, Inc.	720,250
4,200		Mannesmann AG	326,883
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--continued
101,000	[1]	McLeodUSA, Inc., Class A	$1,369,813
15,000	[1]	NEXTEL Communications, Inc., Class A	465,000
21,500		Nokia Oyj, Class A, ADR	919,125
58,450	[1]	Qwest Communications International, Inc.	2,206,488
61,776		SBC Communications, Inc.	3,393,819
43,400		TELUS Corp.	1,028,824
73,600		Verizon Communications	4,135,400
120,745		Vodafone Air Touch PLC	414,036
18,700	[1]	Western Wireless Corp., Class A	742,156

		TOTAL	18,819,481

		Utilities--51.7%
61,500	[1]	AES Corp.	3,190,312
97,000		American Electric Power Co., Inc.	4,462,000
54,000		CMS Energy Corp.	1,501,875
94,500	[1]	Calpine Corp.	3,354,750
90,389		Constellation Energy Group	3,677,702
93,000		DTE Energy Co.	3,528,187
70,000		Dominion Resources, Inc.	4,200,000
48,000		Dynegy, Inc.	2,124,000
124,000		Edison International	2,844,250
57,000		Enron Corp.	3,690,750
108,000		Exelon Corp.	7,155,000
118,000		KeySpan Corp.	4,498,750
29,994		NiSource, Inc.	770,471
115,325	[1]	Orion Power Holdings, Inc.	2,176,759
177,000		PG & E Corp.	4,856,438
70,000		PPL Corp.	2,922,500
124,000		Public Service Enterprises Group, Inc.	5,301,000
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--continued
51,000		Union Elec Fenosa	$912,715
61,000		Utilicorp. United, Inc.	1,799,500
65,500	[1]	Vectren Corp.	1,502,406
101,000		Williams Cos., Inc. (The)	3,572,875

		TOTAL	68,042,240

		TOTAL COMMON STOCKS (IDENTIFIED COST $107,350,169)	119,025,358

		PREFERRED STOCK--0.0%
		Utilities--0.0%
15,447		NiSource, Inc., Conv. Pfd. (identified cost $31,379)	31,859

		MUTUAL FUND--7.8%
10,246,130		Prime Value Obligations Fund, Class IS (at net asset value)	10,246,130

		TOTAL INVESTMENTS (IDENTIFIED COST $117,627,678)[2]	$129,303,347

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $118,949,150. The net unrealized appreciation of investments on a federal tax basis amounts to $10,354,197 which is comprised of $18,765,829 appreciation and $8,411,632 depreciation at November 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($131,689,355) at November 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2000

Assets:
Total investments in securities, at value (identified cost $117,627,678)		$129,303,347
Cash denominated in foreign currencies (identified cost $1,056)		1,071
Income receivable		272,563
Receivable for investments sold		5,986,223
Receivable for shares sold		171,191

TOTAL ASSETS		135,734,395

Liabilities:
Payable for investments purchased	$2,565,258
Payable for shares redeemed	300,143
Payable to bank	1,090,619
Accrued expenses	89,020

TOTAL LIABILITIES		4,045,040

Net assets for 8,433,817 shares outstanding		$131,689,355

Net Assets Consist of:
Paid in capital		$127,890,537
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		11,676,114
Accumulated net realized loss on investments and foreign currency transactions		(8,356,672)
Undistributed net investment income		479,376

TOTAL NET ASSETS		$131,689,355

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($70,883,323 ÷ 4,506,447 shares outstanding)		$15.73

Offering price per share (100/94.50 of $15.73)[1]		$16.65

Redemption proceeds per share		$15.73

Class B Shares:
Net asset value per share ($51,311,612 ÷ 3,314,636 shares outstanding)		$15.48

Offering price per share		$15.48

Redemption proceeds per share (94.50/100 of $15.48)[1]		$14.63

Class C Shares:
Net asset value per share ($9,494,420 ÷ 612,734 shares outstanding)		$15.50

Offering price per share		$15.50

Redemption proceeds per share (99.00/100 of $15.50)[1]		$15.35

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $28,274)		$3,115,663
Interest		308,230

TOTAL INCOME		3,423,893

Expenses:
Investment adviser fee	$1,434,772
Administrative personnel and services fee	185,000
Custodian fees	37,324
Transfer and dividend disbursing agent fees and expenses	160,183
Directors'/Trustees' fees	1,762
Auditing fees	17,347
Legal fees	5,421
Portfolio accounting fees	80,320
Distribution services fee--Class B Shares	409,492
Distribution services fee--Class C Shares	75,014
Shareholder services fee--Class A Shares	197,191
Shareholder services fee--Class B Shares	136,497
Shareholder services fee--Class C Shares	25,005
Share registration costs	78,849
Printing and postage	45,478
Insurance premiums	1,294
Taxes	10,688
Miscellaneous	7,705

TOTAL EXPENSES	2,909,342

Reimbursement:
Reimbursement of investment adviser fee	(233)

Net expenses		2,909,109

Net investment income		514,784

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(8,033,638)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(7,916,186)

Net realized and unrealized loss on investments and foreign currency transactions		(15,949,824)

Change in net assets resulting from operations		$(15,435,040)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$514,784	$(94,634)
Net realized gain (loss) on investments and foreign currency transactions	(8,033,638)	15,963,051
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(7,916,186)	8,167,969

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(15,435,040)	24,036,386

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(212)	(86,379)
Class B Shares	(143)	--
Class C Shares	(23)	--
Class F Shares	--	(17,931)[1]
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(8,931,433)	(2,235,269)
Class B Shares	(6,033,693)	(1,829,263)
Class C Shares	(965,023)	(272,174)
Class F Shares	--	(930,397)[1]

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,930,527)	(5,371,413)

Share Transactions:
Proceeds from sale of shares	93,740,587	81,045,813
Net asset value of shares issued to shareholders in payment of distributions declared	14,145,185	4,734,104
Cost of shares redeemed	(60,692,247)	(54,340,186)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	47,193,525	31,439,731

Change in net assets	15,827,958	50,104,704

Net Assets:
Beginning of period	115,861,397	65,756,693

End of period (including undistributed net investment income of $479,376 and $0, respectively)	$131,689,355	$115,861,397

1 Reflects changes in net assets for the period from December 1, 1998 to February 28, 1999. On March 1, 1999, Class F Shares were reclassified as Class A Shares.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.61	$16.24	$14.16	$12.69	$10.96
Income From Investment Operations:
Net investment income	0.13	1	0.03	0.23	0.28	0.43
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.34)	4.68	2.55	2.00	1.67

TOTAL FROM INVESTMENT OPERATIONS	(1.21)	4.71	2.78	2.28	2.10

Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.04)	(0.26)	(0.38)	(0.37)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	(2.67)	(1.34)	(0.70)	(0.81)	(0.37)

Net Asset Value, End of Period	$15.73	$19.61	$16.24	$14.16	$12.69

Total Return[3]	(7.64%)	31.41%	20.42%	19.08%	19.54%

Ratios to Average Net Assets:

Expenses	1.69%	1.61%	1.52%	1.40%	1.05%

Net investment income	0.69%	0.21%	1.71%	2.16%	3.87%

Expense waiver/reimbursement[4]	0.00%[5]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$70,883	$65,071	$28,022	$20,394	$12,671

Portfolio turnover	219%	169%	139%	52%	50%

1 Per share amount is based on average shares outstanding.

2 Per share amount does not round to (0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.47	$16.19	$14.12	$12.68	$10.95
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)[1]	(0.07)	0.12	0.21	0.35
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)	4.65	2.54	1.95	1.67

TOTAL FROM INVESTMENT OPERATIONS	(1.32)	4.58	2.66	2.16	2.02

Less Distributions:
Distributions from net investment income	(0.00)[2]	--	(0.15)	(0.29)	(0.29)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)

Net Asset Value, End of Period	$15.48	$19.47	$16.19	$14.12	$12.68

Total Return[3]	(8.34%)	30.57%	19.53%	18.04%	18.79%

Ratios to Average Net Assets:

Expenses	2.44%	2.36%	2.27%	2.15%	1.80%

Net investment income (net operating loss)	(0.05%)	(0.54%)	0.96%	1.36%	3.18%

Expense waiver/reimbursement[4]	0.00%[5]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$51,312	$43,969	$22,793	$15,177	$4,091

Portfolio turnover	219%	169%	139%	52%	50%

1 Per share amount is based on average shares outstanding.

2 Per share amount does not round to (0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For A Share Outstanding Throughout Each Period)

Year Ended November 30	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.48	$16.21	$14.14	$12.67	$10.95
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)[1]	(0.06)	0.12	0.19	0.33
Net realized and unrealized gain (loss) on Investment and foreign currency transactions	(1.30)	4.63	2.54	2.00	1.68

TOTAL FROM INVESTMENT OPERATIONS	(1.31)	4.57	2.66	2.19	2.01

Less Distributions:
Distributions from net investment income	(0.00)[2]	--	(0.15)	(0.29)	(0.29)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)

Net Asset Value, End of Period	$15.50	$19.48	$16.21	$14.14	$12.67

Total Return[3]	(8.29%)	30.46%	19.50%	18.24%	18.61%

Ratios to Average Net Assets:

Expenses	2.44%	2.36%	2.27%	2.15%	1.80%

Net investment income (net operating loss)	(0.03%)	(0.54%)	0.96%	1.39%	3.17%

Expense waiver/reimbursement[4]	0.00%[5]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,494	$6,821	$3,276	$1,923	$1,072

Portfolio turnover	219%	169%	139%	52%	50%

1 Per share amount is based on average shares outstanding.

2 Per share amount does not round to (0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2000

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(103,955)	$103,955

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $7,204,719, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	400,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,245,349	$60,882,225	2,252,972	$53,363,120
Shares issued to shareholders in payment of distributions declared	450,510	7,951,852	138,771	2,105,391
Shares redeemed	(2,507,411)	(46,274,430)	(799,200)	(33,311,972)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,188,448	$22,559,647	1,592,543	$22,156,539

Year Ended November 30	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,435,985	$26,332,183	1,119,611	$19,106,919
Shares issued to shareholders in payment of distributions declared	304,021	5,317,330	108,531	1,642,078
Shares redeemed	(684,065)	(12,168,767)	(376,905)	(6,504,935)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,055,941	$19,480,746	851,237	$14,244,062

Year Ended November 30	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	340,413	$6,526,179	198,302	$3,440,959
Shares issued to shareholders in payment of distributions declared	50,029	876,003	16,370	248,016
Shares redeemed	(127,799)	(2,249,050)	(66,625)	(1,168,143)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	262,643	$5,153,132	148,047	$2,520,832

	Year Ended 11/30/2000		Period Ended 2/28/1999[1]
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	--	--	55,364	$5,134,815
Shares issued to shareholders in payment of distributions declared	--	--	48,754	738,619
Shares redeemed	--	--	(822,654)	(13,355,136)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	--	--	(718,536)	$(7,481,702)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,507,032	$47,193,525	1,873,291	$31,439,731

1 On March 1, 1999, Class F Shares were reclassified as Class A Shares.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2000, were as follows:

Purchases	$317 ,424,354

Sales	$299,283,925

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the fiscal year ended November 30, 2000.

Effective November 28, 2000, the Corporation has agreed to convert the committed line to a $75,000,000 uncommitted, unsecured facility which is no longer subject to a commitment fee.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $5,427,360 as long-term capital gain dividends for the year ended November 30, 2000.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED WORLD UTILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated World Utility Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated World Utility Fund of Federated World Investment Series, Inc. at November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 23, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

HENRY A. FRANTZEN

Chief Investment Officer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated World Utility Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

G00259-06 (1/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

                                    APPENDIX

                     FEDERATED WORLD INVESTMENT SERIES, INC.

                                 ANNUAL REPORTS

                       FEDERATED ASIA PACIFIC GROWTH FUND

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Asia pacific Growth Fund (Class A Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International  Combined Asia Pacific
Index  (MSCI-AP) is  represented  by a dotted  line.  The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation  periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$5,000 and  increasing in  increments of $2,000 up to $13,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class A
Shares as  compared  to  MSCI-AP.  The ending  values  were  $8,440 and  $7,753, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of performance (2/28/96) to 11/30/00.  The total returns were (37.86%) and
(3.50%), respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Asia Pacific Growth Fund (Class B Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International  Combined Asia Pacific
Index  (MSCI-AP) is  represented  by a dotted  line.  The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation  periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$6,000 and  increasing in  increments of $2,000 up to $14,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class B
Shares as  compared  to  MSCI-AP.  The ending  values  were  $8,467 and  $7,753, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of performance (2/28/96) to 11/30/00.  The total returns were (38.33%) and
(3.44%), respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Asia pacific Growth Fund (Class C Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International  Combined Asia Pacific
Index  (MSCI-AP) is  represented  by a dotted  line.  The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation  periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$6,000 and  increasing in  increments of $2,000 up to $14,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class C
Shares as  compared  to  MSCI-AP.  The ending  values  were  $8,650 and  $7,753, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of performance (2/28/96) to 11/30/00.  The total returns were (35.52%) and
(3.00%), respectively.

                                    Appendix

                         Federated Emerging markets Fund
                                  Annual Report

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative  text  above  it.  The "x"  axis  reflects  computation  periods  from
2/28/1996  to  11/30/2000.  The "y" axis is  measured  in  increments  of $6,000 ranging from $0 to $12,000 and indicates  that the ending value of  hypothetical yearly  investments  of  $2,000  in the  fund's  Class A  Shares,  assuming  the reinvestment  of  capital  gains and  dividends,  would have grown to $14,470 on
11/30/00.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class A
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class A Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,150  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class A Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000.  The total returns were 6.41% and 17.35%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class B
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class B Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,317  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class B Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000.  The total returns were 6.22% and 17.99%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class C
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class C Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,747  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class C Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000. The total returns were 10.78% and 19.61%, respectively.

                                    APPENDIX

                         FEDERATED EUROPEAN GROWTH FUND

                                  ANNUAL REPORT

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative  text  above  it.  The "x"  axis  reflects  computation  periods  from
2/28/1996  to  11/30/2000.  The "y" axis is  measured  in  increments  of $2,000 ranging from $0 to $12,000 and indicates  that the ending value of  hypothetical yearly  investments  of  $5,000  in the  fund's  Class A  Shares,  assuming  the reinvestment  of  capital  gains and  dividends,  would  have grown to $8,512 on
11/30/00.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative  text  beneath  it. The "x" axis  reflects  computation  periods  from
2/28/1996  to  11/30/2000.  The "y" axis is  measured  in  increments  of $2,000 ranging from $0 to $8,000 and indicates  that the ending value of a hypothetical initial investment of $1,000 and subsequent  monthly  investments of $1,000 over four years in the Fund's Class A Shares would have grown to $5,853.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class A
Shares of Federated  European  Growth Fund (the "Fund"),  are  represented  by a solid line. The Morgan Stanley Capital  International Europe Index (MSCI-EUROPE)
is represented by a dotted line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
A Shares  of the Fund and the  MSCI-EUROPE.  The "x" axis  reflects  computation periods from  2/28/1996  to  11/30/2000.  The "y" axis  reflects the cost of the investment.  The right  margin  reflects  the ending  value of the  hypothetical investment  in the Fund's Class A Shares,  as compared to the  MSCI-EUROPE.  The ending  values  were  $17,088  and $19,013  respectively.  The legend  above the graphic  presentation  indicates the Fund's Class A Shares  Average Annual Total
Returns  for the  one-year  period  and from  the  Fund's  start of  performance
(2/28/1996)  to  11/30/2000.   The  total  returns  were  (12.79%)  and  11.92%,
respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class B
Shares of Federated  European  Growth Fund (the "Fund"),  are  represented  by a solid line. The Morgan Stanley Capital  International Europe Index (MSCI-EUROPE)
is represented by a dotted line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
B Shares  of the Fund and the  MSCI-EUROPE.  The "x" axis  reflects  computation periods from  2/28/1996  to  11/30/2000.  The "y" axis  reflects the cost of the investment.  The right  margin  reflects  the ending  value of the  hypothetical investment  in the Fund's Class B Shares,  as compared to the  MSCI-EUROPE.  The ending  values  were  $17,227  and $19,013  respectively.  The legend  above the graphic  presentation  indicates the Fund's Class B Shares  Average Annual Total
Returns  for the  one-year  period  and from  the  Fund's  start of  performance
(2/28/1996)  to  11/30/2000.   The  total  returns  were  (13.21%)  and  12.11%,
respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class C
Shares of Federated  European  Growth Fund (the "Fund"),  are  represented  by a solid line. The Morgan Stanley Capital  International Europe Index (MSCI-EUROPE)
is represented by a dotted line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
C Shares  of the Fund and the  MSCI-EUROPE.  The "x" axis  reflects  computation periods from  2/28/1996  to  11/30/2000.  The "y" axis  reflects the cost of the investment.  The right  margin  reflects  the ending  value of the  hypothetical investment  in the Fund's Class B Shares,  as compared to the  MSCI-EUROPE.  The ending  values  were  $17,390  and $19,013  respectively.  The legend  above the graphic  presentation  indicates the Fund's Class C Shares  Average Annual Total
Returns  for the  one-year  period  and from  the  Fund's  start of  performance
(2/28/1996)  to   11/30/2000.   The  total  returns  were  (9.35%)  and  12.34%,
respectively.

                          FEDERATED GLOBAL EQUITY FUND

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects computation periods from 10/27/98 to 11/30/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$20,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly  investments of $250 over 2-years in the fund's
Class A Shares would have grown to $13,493 on 11/30/00.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Global Equity Fund (Class A Shares) (the "Fund") is  represented by a solid  line.  The  Morgan  Stanley  Capital  International  World  Equity  Index
(MSCI-WE)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation periods from 10/27/98 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class A
Shares as compared  to MSCI-WE.  The ending  values  were  $13,854 and  $11,835, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of  performance  (10/27/98)  to 11/30/00.  The total  returns were (3.73%)
and16.83%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Global Equity Fund (Class B Shares) (the "Fund") is  represented by a solid  line.  The  Morgan  Stanley  Capital  International  World  Equity  Index
(MSCI-WE)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation periods from 10/27/98 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class B
Shares as compared  to MSCI-WE.  The ending  values  were  $14,100 and  $11,835, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of performance  (10/27/98) to 11/30/00. The total returns were (3.44%) and
17.82%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  Global Equity Fund (Class C Shares) (the "Fund") is  represented by a solid  line.  The  Morgan  Stanley  Capital  International  World  Equity  Index
(MSCI-WE)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects  computation periods from 10/27/98 to  11/30/00.  The "y" axis  reflects  the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Class B
Shares as compared  to MSCI-WE.  The ending  values  were  $14,482 and  $11,835, respectively.  The legend in the above the graphic  presentation  indicates  the
Fund's Average Annual Total Returns for the one-year  period and from the Fund's start of performance  (10/27/98) to 11/30/00. The total returns were (0.49%) and
19.33%, respectively.

                                    APPENDIX

                    FEDERATED GLOBAL FINANCIAL SERVICES FUND

                                  ANNUAL REPORT

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative  text  above  it.  The "x"  axis  reflects  computation  periods  from
9/30/1998  to  11/30/2000.  The "y" axis is  measured  in  increments  of $3,000 ranging from $0 to $15,000 and indicates  that the ending value of  hypothetical yearly  investments  of  $5,000  in the  fund's  Class A  Shares,  assuming  the reinvestment  of  capital  gains and  dividends,  would have grown to $14,470 on
11/30/00.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class A
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class A Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,150  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class A Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000.  The total returns were 6.41% and 17.35%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class B
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class B Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,317  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class B Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000.  The total returns were 6.22% and 17.99%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class C
Shares of Federated Global Financial Services Fund (the "Fund"), are represented by a solid line.  The Morgan  Stanley  Capital  International  All Country World
Finance  Index  MSCI-WFI is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment in the Class C Shares of the Fund and the MSCI-WFI. The
"x" axis reflects computation periods from 9/30/1998 to 11/30/2000. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, as compared to the
MSCI-WFI.  The ending values were $12,790 and $14,747  respectively.  The legend above the  graphic  presentation  indicates  the Fund's  Class C Shares  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (9/30/1998) to 11/30/2000. The total returns were 10.78% and 19.61%, respectively.

                                    APPENDIX

                       FEDERATED INTERNATIONAL GROWTH FUND

                                  ANNUAL REPORT

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Growth Fund Class A Shares (the "Fund") is represented by a solid line. The. Morgan Stanley Capital  International All Country World EX
U.S.  Index  (MSCI-ACW) is  represented  by a dotted line and the Morgan Stanley
Capital   International   Europe,   Australia  Far  East  Index  (MSCI-EAFE)  is
represented  by a broken line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects  computation periods from 7/1/1997 to 11/30/2000.  The "y"
axis reflects the cost of the  investment,  starting at $7,000 and increasing in increments of $2,000 up to $13,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the Fund's A Shares as compared to MSCI-ACW and MSCI-EAFE.  The ending values were $9,667, 10,518 and $11,557. The legend in the bottom  quadrant of the graphic  presentation  indicates the Fund's  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance  (7/1/1997)  to  11/30/2000.  The total  returns  were  (22.83%) and
(0.99%)%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Growth Fund Class B Shares (the "Fund") is represented by a solid line. The. Morgan Stanley Capital  International All Country World EX
U.S.  Index  (MSCI-ACW) is  represented  by a dotted line and the Morgan Stanley
Capital   International   Europe,   Australia  Far  East  Index  (MSCI-EAFE)  is
represented  by a broken line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects  computation periods from 7/1/1997 to 11/30/2000.  The "y"
axis reflects the cost of the  investment,  starting at $8,000 and increasing in increments of $1,250 up to $13,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the Fund's B Shares as compared to MSCI-ACW and MSCI-EAFE.  The ending values were $9,667, 10,518 and $11,557. The legend in the bottom  quadrant of the graphic  presentation  indicates the Fund's  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance  (7/1/1997)  to  11/30/2000.  The total  returns  were  (23.30%) and
(0.96%)%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Growth Fund Class C Shares (the "Fund") is represented by a solid line. The. Morgan Stanley Capital  International All Country World EX
U.S.  Index  (MSCI-ACW) is  represented  by a dotted line and the Morgan Stanley
Capital   International   Europe,   Australia  Far  East  Index  (MSCI-EAFE)  is
represented  by a broken line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects  computation periods from 7/1/1997 to 11/30/2000.  The "y"
axis reflects the cost of the  investment,  starting at $8,000 and increasing in increments of $1,250 up to $15,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the Fund's C Shares as compared to MSCI-ACW and MSCI-EAFE. The ending values were $10,005, 10,518 and $11,557. The legend in the bottom  quadrant of the graphic  presentation  indicates the Fund's  Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance  (7/1/1997)  to  11/30/2000.  The total  returns  were  (19.73%) and
(0.02%)%, respectively.

                                    APPENDIX

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

                                  ANNUAL REPORT

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  High  Income  Fund  Class A  Shares  (the  "Fund")  is
represented  by a solid  line.  The  J.P.  Morgan  Emerging  Market  Bond  Index
(JPM-EMB)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects computation periods from 10/2/1996 to  11/30/2000.  The "y" axis reflects the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the hypothetical  investment in the Fund's A Shares as compared to JPM-EMB.  The ending values were $10,436 and $14,321.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (10/2/1996) to 11/30/2000. The total returns were (3.66%) and 1.03%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  High  Income  Fund  Class B  Shares  (the  "Fund")  is
represented  by a solid  line.  The  J.P.  Morgan  Emerging  Market  Bond  Index
(JPM-EMB)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects computation periods from 10/2/1996 to  11/30/2000.  The "y" axis reflects the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the hypothetical  investment in the Fund's A Shares as compared to JPM-EMB.  The ending values were $10,436 and $14,321.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (10/2/1996) to 11/30/2000. The total returns were (3.66%) and 1.03%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  High  Income  Fund  Class C  Shares  (the  "Fund")  is
represented  by a solid  line.  The  J.P.  Morgan  Emerging  Market  Bond  Index
(JPM-EMB)  is  represented  by a  dotted  line.  The  line  graph  is  a  visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Fund. The "x" axis reflects computation periods from 10/2/1996 to  11/30/2000.  The "y" axis reflects the cost of the  investment,  starting at
$9,000 and  increasing in  increments of $3,000 up to $15,000.  The right margin reflects the ending value of the hypothetical  investment in the Fund's C Shares as compared to JPM-EMB.  The ending values were $10,436 and $14,321.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Average
Annual  Total  Returns  for the  one-year  period and from the  Fund's  start of performance (10/2/1996) to 11/30/2000. The total returns were (3.66%) and 1.03%, respectively.

                   FEDERATED INTERNATIONAL SMALL COMPANY FUND

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 2/28/96 to 11/30/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$25,000 and indicates that the ending value of hypothetical  yearly  investments of $5,000 in the fund's  Class A Shares,  assuming the  reinvestment  of capital gains and dividends, would have grown to $13,270 on 11/30/00.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 2/28/96 to 11/30/00. The "y" axis is measured in increments of $3,000 ranging from $0 to
$15,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and  subsequent  monthly  investments  of $1,000  over  4-years in the fund's Class A Shares would have grown to $8,118 on 11/30/00.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Small  Company  Fund (Class A Shares)  (the "Fund") is
represented by a solid line. The Morgan Stanley Capital  International Small Cap
World ex-U.S.  Index  (MSCI-SCW) is represented by a dotted line. The line graph is a visual  representation  of a  comparison  of  change  in value of a $10,000 hypothetical  investment in the Fund. The "x" axis reflects  computation periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment, starting at $5,000 and  increasing in  increments of $10,000 up to $35,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Class A Shares as compared to MSCI-SCW.  The ending  values were $26,540 and  $8,567,  respectively.  The  legend in the above the  graphic  presentation indicates the Fund's  Average  Annual Total Returns for the one-year  period and from the Fund's start of  performance  (2/28/96) to 11/30/00.  The total returns were (25.73%) and 22.78%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Small  Company  Fund (Class B Shares)  (the "Fund") is
represented by a solid line. The Morgan Stanley Capital  International Small Cap
World ex-U.S.  Index  (MSCI-SCW) is represented by a dotted line. The line graph is a visual  representation  of a  comparison  of  change  in value of a $10,000 hypothetical  investment in the Fund. The "x" axis reflects  computation periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment, starting at $5,000 and  increasing in  increments of $10,000 up to $35,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Class B Shares as compared to MSCI-SCW.  The ending  values were $26,915 and  $8,567,  respectively.  The  legend in the above the  graphic  presentation indicates the Fund's  Average  Annual Total Returns for the one-year  period and from the Fund's start of  performance  (2/28/96) to 11/30/00.  The total returns were (25.87%) and 23.14%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  International  Small  Company  Fund (Class C Shares)  (the "Fund") is
represented by a solid line. The Morgan Stanley Capital  International Small Cap
World ex-U.S.  Index  (MSCI-SCW) is represented by a dotted line. The line graph is a visual  representation  of a  comparison  of  change  in value of a $10,000 hypothetical  investment in the Fund. The "x" axis reflects  computation periods from 2/28/96 to  11/30/00.  The "y" axis  reflects  the cost of the  investment, starting at $5,000 and  increasing in  increments of $10,000 up to $35,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's  Class C Shares as compared to MSCI-SCW.  The ending  values were $27,095 and  $8,567,  respectively.  The  legend in the above the  graphic  presentation indicates the Fund's  Average  Annual Total Returns for the one-year  period and from the Fund's start of  performance  (2/28/96) to 11/30/00.  The total returns were (22.72%) and 23.31%, respectively.

                          FEDERATED WORLD UTILITY FUND

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 4/22/94 to 11/30/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$20,000 and indicates that the ending value of hypothetical  yearly  investments of $7,000 in the fund's  Class A Shares,  assuming the  reinvestment  of capital gains and dividends, would have grown to $15,911 on 11/30/00.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 4/22/94 to 11/30/00. The "y" axis is measured in increments of $3,000 ranging from $0 to
$15,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and  subsequent  monthly  investments  of $1,000  over  6-years in the fund's Class A Shares would have grown to $10,824 on 11/30/00.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  World Utility Fund (Class A Shares) (the "Fund") is  represented by a bold  solid  line.  The  Standard  &  Poor's  500  Index  (S&P  500)  is represented by a dotted line, the MSCI  World/Telecom  Services Index (MSCI-WTS)
is  represented  by a dot  line  dot,  MSCI  World/Utility  Index  (MSCI-WU)  is represented  by a gray solid line and the Lipper Utility Funds Average (LUFA) is represented by bold broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects computation periods from 4/22/94 to 11/30/00. The "y" axis reflects  the cost of the  investment,  starting  at $5,000  and  increasing  in increments of $8,750 up to $40,000.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's Class A Shares as compared to the
S&P  500,  MSCI-WTS,  MSCI-WU  and LUFA.  The ending  values  were  $22,730,
$33,193, $17,207, $14,480 and $23,527, respectively. The legend in the above the graphic  presentation  indicates the Fund's Average Annual Total Returns for the one-year and five-year period and from the Fund's start of performance (2/28/96)
to 11/30/00. The total returns were (12.71%), 14.47% and 13.05%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  World Utility Fund (Class B Shares) (the "Fund") is  represented by a bold  solid  line.  The  Standard  &  Poor's  500  Index  (S&P  500)  is represented by a dotted line, the MSCI  World/Telecom  Services Index (MSCI-WTS)
is  represented  by a dot  line  dot,  MSCI  World/Utility  Index  (MSCI-WU)  is represented  by a gray solid line and the Lipper Utility Funds Average (LUFA) is represented by bold broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects computation periods from 7/27/95 to 11/30/00. The "y" axis reflects  the cost of the  investment,  starting  at $8,000  and  increasing  in increments of $6,000 up to $32,000.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's Class B Shares as compared to the
S&P  500,  MSCI-WTS,  MSCI-WU  and LUFA.  The ending  values  were  $20,962,
$25,592, $20,065, $15,648 and $21,716, respectively. The legend in the above the graphic  presentation  indicates the Fund's Average Annual Total Returns for the one-year and five-year period and from the Fund's start of performance (7/27/95)
to 11/30/00. The total returns were (12.72%), 14.71% and 14.85%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed in the upper left corner.
Federated  World Utility Fund (Class C Shares) (the "Fund") is  represented by a bold  solid  line.  The  Standard  &  Poor's  500  Index  (S&P  500)  is represented by a dotted line, the MSCI  World/Telecom  Services Index (MSCI-WTS)
is  represented  by a dot  line  dot,  MSCI  World/Utility  Index  (MSCI-WU)  is represented  by a gray solid line and the Lipper Utility Funds Average (LUFA) is represented by bold broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Fund.
The "x" axis reflects computation periods from 7/27/95 to 11/30/00. The "y" axis reflects  the cost of the  investment,  starting  at $8,000  and  increasing  in increments of $6,000 up to $32,000.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's Class C Shares as compared to the
S&P  500,  MSCI-WTS,  MSCI-WU  and LUFA.  The ending  values  were  $21,040,
$25,592, $20,065, $15,648 and $21,716, respectively. The legend in the above the graphic  presentation  indicates the Fund's Average Annual Total Returns for the one-year and five-year period and from the Fund's start of performance (7/27/95)
to 11/30/00. The total returns were (9.08%), 14.93% and 14.93%, respectively.